Exhibit 10.41

(For Recorder’s Certification)

MODIFICATION AND CONSENT AGREEMENT

(Mt. Snow Acquisition and Construction Loan)

This MODIFICATION AND CONSENT AGREEMENT (this “Agreement”) is made and entered into as of July 26, 2013 (the “Effective Date”), by and between PEAK RESORTS, INC., a Missouri corporation (“Peak”), MOUNT SNOW, LTD., a Vermont corporation (“Mount Snow”, and together with Peak, collectively, “Borrower”), EPT MOUNT SNOW, INC., a Delaware corporation (“Lender”), and EPT SKI PROPERTIES, INC., a Delaware corporation (“EPT”).

RECITALS

A.                                    Lender has previously extended a loan to Borrower in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the “Development Loan”).

B.                                    The Development Loan is evidenced by a Promissory Note (Mount Snow Development Land Loan) from Borrower dated April 4, 2007 in favor of Lender in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the “Original Development Note”).

C.                                    The Original Development Note was modified pursuant to (i) Modification Agreement dated April 1, 2010, which extended the maturity date of the Original Development Note and increased the Development Loan to Forty-One Million Dollars ($41,000,000.00); (ii) Second Modification Agreement dated July 13, 2012; and (iii) Third Modification Agreement dated April 1, 2013, which extended the maturity date of the indebtedness (the Original Development Note, as amended, and as may be amended from time to time hereafter, collectively, the “Development Note”).

D.                                    Lender has previously extended a loan to Borrower in the original principal amount of Fifty-Seven Million Eight Hundred Thousand Dollars ($57,800,000.00) (the “Acquisition and Construction Loan”).

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E.                                     The Acquisition and Construction Loan is evidenced by a Promissory Note (Mount Snow Ski Resort) from Borrower dated April 4, 2007 in favor of Lender in the original principal amount of Fifty-Seven Million Eight Hundred Thousand Dollars ($57,800,000.00) (the “Original Acquisition and Construction Note”).

F.                                      The Original Acquisition and Construction Note was modified pursuant to an Amended and Restated Promissory Note (Mount Snow Ski Resort) dated June 30, 2009, which increased the Acquisition and Construction Loan to Fifty-Nine Million Dollars ($59,000,000.00) (the Original Acquisition and Construction Note, as amended, and as may be amended from time to time hereafter, collectively, the “Acquisition and Construction Note”).

G.                                    Mount Snow executed and delivered to Lender a Vermont Mortgage, Assignment of Rents and Security Agreement dated April 4, 2007, which was filed for record on April 4, 2007, in the Town Clerk’s Office of Dover, Vermont, in Book 269 at Page 631, and filed for record on April 4, 2007, in the Town Clerk’s Office of Wilmington, Vermont, in Book 250 at Page 321 (the “Mortgage”). The Mortgage secures, among other obligations, repayment of the Development Note and the Acquisition and Construction Note, and grants Lender a first priority lien on the real property encumbered thereby (the “Mortgaged Property”).

H.                                   Mount Snow has executed a Purchase and Sale Agreement dated April 15, 2013 (the “Water Supply Purchase Agreement”), wherein Mount Snow has agreed to purchase certain real property particularly described on Exhibit A (the “Water Supply Property”). attached hereto and by this reference made a part hereof.

I.                                        Borrower has requested that Lender loan Borrower additional funds (the “Additional Funds”) in the amount of One Million Dollars ($1,000,000.00) and advance such Additional Funds under the Acquisition and Construction Note as amended by this Agreement in order to finance the due diligence costs, acquisition cost, and closing costs of the Water Supply Property pursuant to the Water Supply Purchase Agreement.

J.                                        Lender has agreed to advance the Additional Funds to Borrower the purchase of the Water Supply Property subject to the terms and conditions of this Agreement, including but not limited to Mount Snow granting Lender a first priority mortgage lien on the Water Supply Property to secure repayment of the Development Note and Acquisition and Construction Note.

K.                                   Mount Snow intends to create a wholly owned subsidiary, West Lake Water Project LLC, a Vermont limited liability company (“West Lake”), and lease the Water Supply Property to West Lake pursuant to a Ground Lease Agreement to be executed subsequent to the Effective Date by and between West Lake and Mount Snow in the form attached hereto as Exhibit B (the “West Lake Lease”).

L.                                     West Lake intends to receive an unsecured loan (the “West Lake EB-5 Loan”) from Carinthia Group 1, L.P., a Vermont limited partnership (the “EB-5 Lender”), having as its general partner, Mount Snow GP Services, LLC, in order to finance the development of

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the Water Supply Property pursuant to loan documents attached hereto as Exhibit C (the “West Lake EB-5 Loan Documents”).

M.                                 Mount Snow intends to create a wholly owned subsidiary, Carinthia Ski Lodge LLC, a Vermont limited liability company (“Carinthia”), and lease certain real property as shown on Exhibit D attached hereto (the “Carinthia Ski Lodge”), to Carinthia pursuant to a Ground Lease Agreement to be executed subsequent to the Effective Date by and between Carinthia and Mount Snow in the form attached hereto as Exhibit E (the “Carinthia Lease”, and together with the West Lake Lease, collectively, the “Ground Leases”).

N.                                    Concurrently with the execution of the Ground Leases, Mount Snow and West Lake intend to enter into a Water Use Agreement in the form attached hereto as Exhibit F, and incorporated by reference herein, pursuant to which West Lake will be required to supply all water for Mount Snow needed for the use and operation of the Mount Snow ski resort (the “Water Supply Agreement”).

O.                                    Carinthia intends to receive an unsecured loan (the “Carinthia EB-5 Loan”, and together with the West Lake EB-5 Loan, collectively, the “EB-5 Loan”) from the EB-5 Lender in order to finance the renovation of the Carinthia Ski Lodge pursuant to loan documents attached hereto as Exhibit C (the “Carinthia EB-5 Loan Documents”, and together with the West Lake EB-5 Loan Documents, collectively, the “EB-5 Loan Documents”).

P.                                      Under Section 3.11 of the Loan Agreement, executed by Borrower and Lender, dated April 4, 2007 (the “Mount Snow Loan Agreement”), Lender must consent to Borrower’s leasing of the real property described therein, including the Carinthia Ski Lodge.

Q.                                    Under Section 5.1 of the Mortgage, Lender must consent to Borrower’s leasing of the Mortgaged Property. This includes the Carinthia Ski Lodge and, after modification of the Mortgage pursuant to this agreement, the Water Supply Property.

R.                                    Under Sections 11.3(c), 11.3(d), and 11.3(n) of an Amended and Restated Credit Agreement, executed by Borrower and EPT, dated October 30, 2007, EPT must consent to Borrower’s creating any indebtedness, Borrower’s leasing of any real property, and Borrower’s creation of any subsidiaries (the “Credit Agreement”).

S.                                      Borrower has requested that Lender consent to Mount Snow’s leasing the Water Supply Property to West Lake and Mount Snow’s leasing the Carinthia Ski Lodge to Carinthia. Borrower has also requested that EPT consent to Borrower’s incurring indebtedness in the form of the West Lake EB-5 Loan and the Carinthia EB-5 Loan through wholly owned subsidiaries, Mount Snow’s creation of wholly owned subsidiaries West Lake, Carinthia, and Mount Snow Develop and Build, LLC (the “Manager”), Mount Snow’s leasing the Water Supply Property to West Lake, and Mount Snow’s leasing the Carinthia Ski Lodge to Carinthia.

T.                                     Lender has agreed to consent to Mount Snow’s leasing the Water Supply Property to West Lake and Mount Snow’s leasing the Carinthia Ski Lodge to Carinthia, on and

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subject to the terms and conditions of this Agreement, the terms of the Ground Leases, and the SNDA (as hereinafter defined).

U.                                    EPT has agreed to consent to Borrower’s incurring indebtedness in the form of the West Lake EB-5 Loan and the Carinthia EB-5 Loan pursuant to the EB-5 Loan Documents, Mount Snow’s creation of the wholly owned subsidiaries West Lake, Carinthia, and Manager, Mount Snow’s leasing the Water Supply Property to West Lake pursuant to the West Lake Lease, and Mount Snow’s leasing the Carinthia Ski Lodge to Carinthia pursuant to the Carinthia Lease, on and subject to the terms and conditions of this Agreement.

V.                                    Borrower, Lender, and EPT desire to enter into this Agreement for the purpose of modifying the Acquisition and Construction Note, modifying the Mortgage, and providing the necessary consents to the EB-5 Loan.

NOW THEREFORE, Lender and Borrower, for good, sufficient and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.                                      Incorporation of Recitals; Defined Terms. The foregoing recitals are hereby incorporated by reference. Capitalized terms used but not otherwise defined herein shall have the meaning given in the Mortgage.

2.                                      Consent to Formation of West Lake, Carinthia & Manager; Consent to Making of the EB-5 Loan; Consent to Execution of Ground Leases.

(i)                                     EPT hereby consents pursuant to the Credit Agreement to Mount Snow’s creation of wholly owned subsidiaries West Lake, Carinthia and Manager (the “Subsidiaries”). EPT acknowledges that its consent to the formation of the Subsidiaries is not conditional upon the Subsidiaries guaranteeing the Development Note, the Acquisition and Construction Note, or being liable for repayment of the Acquisition and Construction Loan or the Development Loan, and EPT hereby waives the requirement that the Subsidiaries become a party to the Credit Agreement as required by Section 11.3(n) of the Credit Agreement; provided however that the foregoing acknowledgment and waiver shall in no way release any owner or tenant of the Mortgaged Property from obligations in the Mortgage which run with the land.

(ii)                                  EPT hereby consents pursuant to the Credit Agreement to Borrower’s subsdiaries Carinthia and West Lake incurring indebtedness in the form of the EB-5 Loan pursuant to the terms of the EB-5 Loan Documents.

(iii)                               EPT and Lender consent to Mount Snow’s leasing the Water Supply Property to West Lake and Mount Snow’s leasing the Carinthia Ski Lodge to Carinthia pursuant to the terms of the Ground Leases.

(iv)                              EPT and Lender consent to Peak’s execution of the Guaranty included in the EB-5 Loan Documents.

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3.                                      Conditions Precedent to Consent. It shall be condition precedent to the effectiveness of the consents granted in the foregoing paragraphs that:

(i)                                     Borrower shall have delivered evidence of its authority to enter into this Agreement as well as the capacity of individuals executing this Agreement.

(ii)                                  No event of default shall exist under the Acquisition and Construction Note, the Development Note, the Mortgage or any other Loan Document.

(iii)                               Borrower shall have delivered such other items to Lender as it may reasonably request.

(iv)                              Concurrently with the execution of the Ground Leases, Borrower has executed and deliver to Lender, and caused Carinthia and West Lake to execute and deliver to Lender Subordination, Non-Disturbance and Attornment Agreements in the form attached hereto as Exhibit G (the “SNDA”).

(v)                                 Concurrently with the execution of the Ground Leases, Borrower and West Lake will have executed the Water Supply Agreement.

4.                                      Increase in and Construction Note Amount; Confirmation of Acquisition and Construction Note Balance. All references to “Fifty-Nine Million Dollars ($59,000,000.00)” in the Acquisition and Construction Note are hereby deleted and replaced with “Sixty Million Dollars ($60,000,000.00)”. Borrower acknowledges that the outstanding principal and interest owing under the Acquisition and Construction Note as of the Effective Date is $50,050,000.00. Borrower acknowledges that the outstanding principal and interest owing under the Development Note as of the Effective Date is $42,906,691.06. Lender shall have no obligation to fund the Additional Funds until the following conditions have been satisfied in Lender’s discretion:

(i)                                     Lender shall have received an ALTA/ACSM survey of the Water Supply Property in form and content acceptable to Lender;

(ii)                                  Lender shall be satisfied with the environmental condition of the Water Supply Property based upon a Phase I environmental survey and assessment in conformance with ASTM standards on the Water Supply Property acceptable to Lender;

(iii)                               Borrower shall have delivered an endorsement to Lender’s policy of title insurance in effect upon the Mortgaged Property adding the Water Supply Property to the lien of the Mortgage, in form and content satisfactory to Lender;

(iv)                              Borrower shall have delivered evidence of its authority to enter into this Agreement as well as the capacity of individuals executing this Agreement;

(v)                                 No event of default shall exist under the Acquisition and Construction Note, the Development Note, the Mortgage or any other Loan Document; and

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(vi)                              Borrower shall have delivered such other items to Lender as it may reasonably request.

5.                                      Agreements With Respect to EB-5 Loan, Ground Leases and Water Supply Agreement.

(i)                                     Notices of Default Under EB-5 Loan Documents. In the event of a default under any of the EB-5 Loan Documents, Borrower will provide to Lender a copy of any related notice of default delivered to Borrower.

(ii)                                  Modifications to EB-5 Loan Documents. Until all the Development Note and the Acquisition and Construction Note have been paid in full, neither Borrower, West Lake or Carinthia shall, without the prior written consent of Lender, agree to any amendment, modification, alteration, increase, or change of any of the terms or conditions of any of the EB-5 Loan Documents, including without limitation any amendment which would (a) have the effect of (i) increasing interest, (ii) increasing principal, fees or other payment obligations (other than interest) thereunder, (iii) increasing the amount of interest that is to be paid in cash, (iv) providing collateral, (v) shortening the maturity or increasing the amortization of the obligations thereunder or (vi) making the covenants, defaults or other provisions thereof more burdensome in any material respect or (b) otherwise have a material adverse effect on the interests of Lender, in the reasonable determination of Lender. Notwithstanding the preceding sentence, nothing in this Section 5(ii) shall be construed to waive the rights of Borrower, West Lake or Carinthia to exercise any and all rights given in the EB-5 Loan Documents attached hereto, including the right to exercise any loan extensions, renewals, or options granted therein.

(iii)                               Payment of Development Fees. Lender and Borrower acknowledge that the development of the Water Supply Property and the Carinthia Ski Lodge (collectively, the “Projects”) will be supervised by Manager, a wholly owned subsidiary of Mount Snow. Lender and Borrower acknowledge that the Manager will receive contractor supervision payments for the construction of the Projects. Borrower agrees, and further agrees it will contractually obligate the Manager to agree, that all such construction supervision or development fees received by the Manager prior to complete repayment of the Development Note and the Acquisition and Construction Note will be spent solely for the operational and financial needs of the Mount Snow ski resort, including without limitation interest payments, capital expenditures, salaries and debt service. Borrower shall provide promptly upon request, and shall cause the Manager to so provide, such documentation as required by Lender to evidence compliance with this Section.

(iv)                              Agreements With Respect to Water Supply System & Ground Leases. Mount Snow agrees to cause the System (as defined in the Water Supply Agreement) to be constructed, repaired and maintained in accordance with the terms of the Water Supply Agreement and the West Lake Lease. Mount Snow shall comply with all of the terms, covenants and conditions of the Ground Leases and the Water

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Supply Agreement. Mount Snow shall covenants and agrees to perform all obligations and make all payments under the Ground Leases and the Water Supply Agreement that Mount Snow is obligated to make or perform, including without limitation payment of all rents, fees, and charges. Lender shall have the right during the terms hereof to request that Mount Snow exercise any or all of Mount Snow’s rights or remedies pursuant to the Ground Leases and the Water Supply Agreement, and Mount Snow hereby agrees to fully cooperate with Lender in Lender’s reasonable request that Mount Snow exercise any such right or remedy. Mount Snow shall deliver to Lender copies of any and all notices of default transmitted and received in connection with the Ground Leases and the Water Supply Agreement immediately upon transmission or receipt. Borrower shall obtain all necessary permits and approvals for the construction of all improvements to the West Lake Property, the use and operation of the dam thereon, the placement of the pipeline from the Mortgaged Property to the locations as specified in the West Lake Lease, and for the use of the Mortgaged Property supply water to Mount Snow Ski Resort in accordance with the terms of the Water Supply Agreement. Prior to construction on the Water Supply Property and the Carinthia Lodge, Mount Snow shall submit for approval all required plans and specification for Lender’s approval as required by the Mortgage, which approval Lender shall grant or deny within thirty (30) days following receipt.

6.                                      Modification of the Mortgage. Concurrently with the consummation of the transactions contemplated by the Water Supply Purchase Agreement, and Lender’s advancing of the Additional Funds, Borrower and Lender agree to modify the Mortgage such that the Mortgaged Property will include, and Schedule 1 of the Mortgage will be modified to include, the Water Supply Property particularly described in the attached Exhibit A. The modification of the Mortgage shall be in form and content acceptable to Lender in its discretion

7.                                      Nonwaiver. Lender’s and EPT’s consents granted hereunder are strictly limited to the transactions described herein. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s or EPT’s consent to any (i) incurring of additional indebtedness, (ii) leasing of Mortgaged Property, (iii) creation of subsidiaries, otherwise prohibited under the Loan Documents, (iv) approval of plans or specifications for improvements except in compliance with the requirements of the Mortgage, nor shall it constitute a modification of the terms, provisions or requirements in the Loan Documents in any respect except as expressly provided herein.

8.                                      Modification of Other Loan Documents. Each of the other Loan Documents is hereby modified such that references to the Acquisition and Construction Note or Mortgage shall mean and henceforth refer to the Acquisition and Construction Note or Mortgage as modified by this Agreement, together with any and all extensions, modifications, substitutions, replacements or renewals thereof and judgments in enforcement thereof.

9.                                      Continuation of Security. All collateral which secures and all guarantees and other credit enhancements which related to the indebtedness that was evidenced by the Acquisition and Construction Note shall carry forward and shall secure or relate, as the case may be, to the indebtedness evidenced by the Acquisition and Construction Note as modified by this

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Agreement and the attachment, perfection and priority of all such mortgage liens, assignments and security interests shall not be impaired by the execution and delivery of this Agreement.

10.                               Confirmation of Obligations. Borrower hereby confirms and ratifies each of the covenants, agreements and obligations of Borrower set forth in the Loan Documents, as modified and amended hereby.

11.                               Representations and Warranties. Borrower hereby represents and warrants that (i) it has the authority to enter into this Agreement and, upon execution by Borrower, this Agreement shall be an enforceable obligation of Borrower, (ii) there have been no amendments or modifications to Borrower’s organizational documents since such documents were certified and/or delivered to Lender in connection with the closing of the Loan, (iii) there have been no actions taken that would threaten or impair Lender’s security for the Additional Funds and repayment of the Acquisition and Construction Note as amended by this Agreement, and (iv) to Borrower’s knowledge, no default or Event of Default currently exists under the Loan Documents.

12.                               No Impairment. Nothing in this Agreement shall be deemed to nor shall in any manner prejudice or impair the Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the liens and encumbrances of the Mortgage, or the terms and conditions of or any rights, powers, or remedies under the Loan Documents, except as expressly set forth herein.

13.                               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

14.                               Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15.                               Waiver of Claims and Defenses. Borrower acknowledges, as of the Effective Date of this Agreement, its obligation for full payment of the amount outstanding under the Acquisition and Construction Note as amended by this Agreement and the Development Note, and hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, existing as of the Effective Date, which may diminish its obligation of repayment under the Acquisition and Construction Note and Development Note or which in any manner arise out of or relate to any of the Loan Documents.

16.                               Counterparts. This Agreement may be executed in separate counterparts and all such counterparts when combined shall constitute one agreement.

17.                               NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU, BORROWER, AND US, LENDER, FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS AND CONTAINED IN THIS WRITING, ARE

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THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Signatures appear on next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

“BORROWER”

PEAK RESORTS, INC.,
a Missouri corporation

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice-President

MOUNT SNOW, LTD.,
a Vermont corporation

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice-President

“LENDER”

EPT MOUNT SNOW, INC.,
a Delaware corporation

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

“EPT”

EPT SKI PROPERTIES, INC.,
a Delaware corporation

By:	/s/ Gregory K. Silvers
Gregory K. Silvers, Vice President

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ACKNOWLEDGMENT

STATE OF MISSOURI	)
) S.S.
COUNTY OF ST LOUIS	)

On this 26th day of July , 2013 personally appeared Stephen J. Mueller, Vice-President and Duly Authorized Agent of PEAK RESORTS, INC., to me known to be the person who executed the foregoing instrument, and he acknowledged this instrument, by him signed, to be his free act and deed and the free act and deed of PEAK RESORTS, INC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in St. Louis County the day and year last above written.

/s/ Geralyn P. Sexauer
	Printed Name:	Geralyn P. Sexauer
Notary Public in and for said State
GERALYN P. SEXAUER	Commissioned in St. Louis County
Notary Public - Notary Seal	My commission expires 8/7/2015
State of Missouri
Commissioned for St. Louis County
My Commission Expires: August 07, 2015
Commission Number: 11486985

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ACKNOWLEDGMENT

STATE OF MISSOURI	)
) S.S.
COUNTY OF ST LOUIS	)

On this 26th day of July , 2013 personally appeared Stephen J. Mueller, Vice-President and Duly Authorized Agent of MOUNT SNOW, LTD., to me known to be the person who executed the foregoing instrument, and he acknowledged this instrument, by him signed, to be his free act and deed and the free act and deed of MOUNT SNOW, LTD.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in St. Louis County the day and year last above written.

/s/ Geralyn P. Sexauer
	Printed Name:	Geralyn P. Sexauer
Notary Public in and for said State
GERALYN P. SEXAUER	Commissioned in St. Louis County
Notary Public - Notary Seal	My commission expires 8/7/2015
State of Missouri
Commissioned for St. Louis County
My Commission Expires: August 07, 2015
Commission Number: 11486985

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ACKNOWLEDGMENT

STATE OF MISSOURI	)
) S.S.
COUNTY OF JACKSON	)

On this 5th day of August , 2013 personally appeared Gregory K. Silvers, Vice-President and Duly Authorized Agent of EPT MOUNT SNOW, INC., to me known to be the person who executed the foregoing instrument, and he acknowledged this instrument, by him signed, to be his free act and deed and the free act and deed of EPT MOUNT SNOW, INC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City the day and year last above written.

SARAH E. NEWHAM	/s/ Sarah E. Newham
Notary Public - Notary Seal	Printed Name:	Sarah e. Newham
STATE OF MISSOURI	Notary Public in and for said State
Jackson County	Commissioned in Jackson County
My Commission Expires: June 14, 2017	My commission expires June 14, 2017
Commission # 13728582

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ACKNOWLEDGMENT

STATE OF MISSOURI	)
) S.S.
COUNTY OF JACKSON	)

On this 5th day August , 2013 personally appeared Gregory K. Silvers, Vice-President and Duly Authorized Agent of EPT SKI PROPERTIES, INC., to me known to be the person who executed the foregoing instrument, and he acknowledged this instrument, by him signed, to be his free act and deed and the free act and deed of EPT SKI PROPERTIES, INC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City the day and year last above written.

SARAH E. NEWHAM	/s/ Sarah E. Newham
Notary Public - Notary Seal	Printed Name:	Sarah E. Newham
STATE OF MISSOURI	Notary Public in and for said State
Jackson County	Commissioned in Jackson County
My Commission Expires: June 14, 2017	My commission expires June 14, 2017
Commission # 13728582

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EXHIBIT A

Legal Description of the Water Supply Property

“III. WEST LAKE ENTERPRISES LAND

“Being the lands formerly of WEST LAKE ENTERPRISES known as the old gravel pit, and being all and the same lands and premises conveyed to West Lake Enterprises by West Lake Corporation by Warranty. Deed dated November 30, 1989, recorded at Book 127, page 170 of the Wilmington Land Records, and therein described as follows:

“It being a portion of the same lands and premises deeded to this Grantor by deed of George L. Bright dated December 9, 1977 and recorded in Book 72, page 472 in the Land Records of the Town of Wilmington further described as follows:

“Beginning at a point on the northerly line of the Cold Brook Road said point being a northerly line of Ralph May and being S 52° 13’ 43” E 678.86 feet from a concrete highway boundary marker in the northerly line of said Cold Brook Road;

thence S 88° 15’ 48” E along a stonewall 516.00 feet to a pipe;

thence S 86° 08’ 53” E along said stonewall 308.78 feet to a pipe;

thence S 87° 05’ 17” E along said stonewall 217.66 feet to a pipe;

thence N 87° 48’ 05” E 182.30 feet to a point;

thence N 3° 40’ 02” E along a line partially marked by an old stone wall 1494.24 feet to a wall corner;

thence N 3° 35’ 38” E along an old stone wall 418.06 feet to a corner with an old fence line;

thence N 3° 14’ 52” E along said stonewall 694.82 feet to point;

thence N 4° 04’ 47” E along said stone wall 591.07 feet to a wall corner;

thence N 85° 30’ 29” W 407.34 feet to a pipe marking the southeast corner of lands now or formerly of Charles Dunn;

thence N 89° 01’ 49” W 79.13 feet to a pipe at the end of an old stone wall;

thence N 85° 29’ 47” W along said stone wall 142.69 feet to a pipe marking the southwesterly corner of said Dunn;

thence N 86° 56’ 08” W along said stonewall 329.54 feet to a pipe;

thence N 3° 04’ 43” E 1449.98 feet to an old fence post;

thence N 86° 59’ 35” W 1248.92 feet to an iron pipe set in stones;

thence S 3° 43’ 48” W 1456.78 feet to an iron pipe set in stones;

thence N 88° 22’ 27” W 581.05 feet to an iron pipe set in stones;

thence S 2° 29’ 10” W 382.33 feet to a point in the northerly end of an old stonewall;

thence S 2° 45’ 46” W 319.22 feet to a stone wall corner;

thence S 2° 40’ 12” W along said stone wall 547.19 feet to the southerly end of said stone wall;

thence S 3° 31’ 5” W 174.53 feet to the northerly end of a stone wall;

thence S 3° 00’ 03” W along said stone wall 33.30 feet to a point, such point being N 3° 00’ E 871.00 feet from the northerly boundary of Cold Brook Road measured along such stone wall;

thence S 62° 22’ E 188.94 feet to a point;

thence S 0° 03 ¼’ W 185.02 feet to a point;

thence S 25° 23 ¾’ E 602.33 feet to a point;

thence S 63° 22 ½ E 518 feet to a point;

thence S 31° 47’ W 287.26 feet, more or less, to the northerly boundary of Cold Brook Road, so called;

thence in a southerly direction along the boundary of Cold Brook Road to the place of beginning.

“Said parcel contains 222.26 acres, more or less.

“Conveyed subject to all utility easements of record or in fact.

“Further reference may be had to a survey entitled, Jessie B. Fabri Estate dated August 1975 by Cadiz Consultants, Inc., Bennington, Vermont and to a survey of a portion of the retained parcel dated July, 1989 and November 29; 1989 entitled West Lake Corporation by Merrill A. Mundell, Jr. P.E.

“ALSO CONVEYED AND ASSIGNED HEREBY are all of Grantors rights under and in a certain Water Rights Agreement by and between West Lake Enterprises, Donald Tarinelli, Bernard Gilhuly, on the one hand, and Mount Snow, Ltd. and Deerfield Operating Company on the other hand, which Water Rights Agreement is dated September 26, 1991, and recorded at Book 133, Page 564 of the Wilmington Land Records.

“SPECIFICALLY EXCLUDED from the lands conveyed in this deed in lieu of foreclosure and described in III. WEST LAKE ENTERPRISES LANDS hereinabove is the following described parcel:

“Beginning at a point 55.03 feet northerly of a point marking the intersection of property boundaries between land now or formerly of Myrick Mason, LLC and land now or formerly of Donald S. and Mary E. Harry and land now or formerly of James L. McGovern, III;

“Thence North 2° 43’ 45.58” East 292.70 feet along the northwesterly property boundary of land now or formerly of Myrick Mason, LLC and crossing a stream of water known as Cold Brook to a point;

“Thence North 86° 36’ 42.87” East 294.36 feet to a point;

“Thence South 60° 08’ 26.13” East 67.67 feet to a point;

“Thence South 74° 45’ 50.44” East 147.41 feet to a point;

“Thence South 81° 47’ 36.84” East 102.23 feet to a point;

“Thence South 57° 00’ 58.42” East 42.47 feet to a point;

“Thence South 69° 49’ 09.05” East 48.76 feet to a point;

“Thence South 46° 10’ 40.20” East 92.16 feet to a point;

“Thence Smith 04° 02’ 27.81” West 143.14 feet to a point;

“Thence South 09° 52’ 43.86” West 76.57 feet to a point;

“Thence South 45° 37’ 21.71” West 43.33 feet to a point;

“Thence South 27° 28’ 32.46” East 109.55 feet to a point;

“Thence South 35° 33’ 52.93” East 61.80 feet to a point;

“Thence South 64° 02’ 03.49” East 92.57 feet to a point;

“Thence South 34° 52’ 55.96” East 92.57 feet to a point;

“Thence South 04° 09’ 01.37” East 39.6 feet to a point;

“Thence South 41° 11’ 58.33” East 70.83 feet to a point;

“Thence South 15° 31’ 24.36” East 43.62 feet to a point;

“Thence South 26° 26’ 54.27” East 144.86 feet to a point;

“Thence South 68° 35’ 34.09” West 209.48 feet to a point;

“Thence North 56° 06’ 58.18 West 58.54 feet to a point;

“Thence North 15° 12’ 37.23” West 172.37 feet to a point;

“Thence North 78° 05’ 51.64” West 175.06 feet to a point;

“Thence North 38° 23’ 29.66” West 146.21 feet to a point;

“Thence North 13° 19’ 27.89” West 177.11 feet to a point;

“Thence North 84° 28’ 38.43” West 291.33 feet to a point;

“Thence North 62° 35’ 06.87” West 194.49 feet to the point of beginning;

“The aforesaid described area contains 8.94 acres, more or less and is designated as Parcel 35A on plans of Highway Project Searsburg-Wilmington NHF 010-1(18).

“In addition to the fee title to the above-described land:

“All right, title and interest that Mount Snow, Ltd. has or may have in Parcels 35A and 35B. This interest of Mount Snow, Ltd. is designated as Parcel 36. Parcel 35A has been described above. Parcel 35B is a temporary access across land of Myrick Mason, LLC and in common with Myrick Mason, LLC, which encumbers 2.01 acres more or less. This temporary access shall be provided to Agency of Transportation by Myrick Mason, LLC and in accordance with a separate Dedication Agreement effective September 9, 1999 and a separate license. Parcel 35B is a subject of this proceeding only with respect to the above-described interest of Mount Now [sic], Ltd., but not with respect to any interest of Myrick Mason, LLC.

“Parcels 35A, 35B, and 36 are shown on sheet 36A of the plans for Highway project Searsburg-Wilmington NHF 010-1(18).

HAWKINS SCHEDULE “A”

Being a portion of the same lands and premises conveyed Emily E. Hawkins and William S. Hawkins (deceased-date of death December 19, 1987) by quitclaim deed from Paul N. Olson, Trustee, dated April 12, 1963 and recorded in Book 38, Page 112 of the Wilmington Land Records and therein described as follows:

“Being a certain piece or parcel of land lying or being on the westerly and easterly side of the old Somerset Road, so-called, containing one hundred sixty-eight (168) acres more or less, which said lands and premises are designated in Plan Book 2, Page 14 of Wilmington Land Records as Clark Lot 88A, Phipps Lot 30A and Oakes Farm 50A and also shown in Photo Book in the Wilmington Land Records Page F and designated as #12, #13 and #14.

“Also conveying herewith to the Grantees and their heirs and assigns a certain right-of-way for foot and vehicular traffic for the benefit of the 50 acre parcel formerly comprising part of the Oakes Farm, so-called, upon all of the terms and conditions and also including the rights to an alternative right-of-way, all as particularly set forth in the deed from John G. Kristensen, Trustee, to Guy C. Hawkins and William S. Hawkins dated 5 April 1960 and recorded in Wilmington Land Records (Book 36, Page 491).”

EXCEPTED OUT from this conveyance are the lands and premises previously conveyed by Emily E. Hawkins and William S. Hawkins as follows:

1.             15 acres ± to Mount Snow Development Corporation by warranty deed dated August 31, 1968 recorded at Book 45, Page 522 of the Wilmington Land Records; and,

2.             92.4 acres ± to Herbert Hart by warranty deed dated December 7, 1968 recorded at Book 46, Page 336 of the Wilmington Land Records.

Ground Lease Agreement

(West Lake)

This Ground Lease Agreement entered into by and between Mount Snow Ltd., a Vermont corporation having an address of 39 Mountain Road, West Dover, VT 05356 (“Ground Lessor”) and West Lake Water Project LLC, a Vermont limited liability company with an address of 89 Grand Summit Way, West Dover, VT 05356 (“Ground Lessee”) (referred to herein as the “Lease”).

1.              Definitions: As used in this Agreement, the following terms have the following meanings:

A.            Rent: The amount of rent described in Section 6.

B.            Commencement Date: The date that this Lease is executed.

C.            Impositions: All taxes (including real estate, sales, use and occupancy taxes), assessments, permit fees and other charges and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever (including all interest and penalties thereon), which shall or may during the Term of this Lease be assessed, levied, charged, confirmed or imposed upon or become payable out of or become a lien on the Premises or any part thereof or for any use or occupation of the Premises, this transaction or any documents to which Ground Lessee is a party, creating or transforming an interest or estate in the Premises.

D.            Improvements: The buildings, structures, Water Impoundment and other improvements including, without limitation, water lines, pumps, pump houses, air compressors, pipelines, and any and all other improvements, equipment and machinery, which may now or hereafter during the Term of the Lease be constructed, erected or located on the Premises including but not limited to the Snowmaking System, by or on behalf of the Ground Lessee.

E.            Legal Requirements: All laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits or licenses which now or at any time hereafter may be applicable to the Premises or any part thereof, or any use or condition of the Premises or any part thereof.

F.             Premises: The demised land and rights related thereto as further described in Section 2.

G.           Resort: The Resort shall mean the ski and snowboarding resort located at located at 39 Mount Snow Road, West Dover, Vermont 05356 and commonly known as “Mount Snow.”

H.           Snowmaking System: Includes the Water Impoundment, water sources, pipes, pumps, diversions, dams, pump houses, rights of way, setbacks and all ancillary parts of the system on the Premises.

I.                Water Impoundment: A 120-million gallon water storage pond and associated pumps, piping, weirs, dams and pump house to be constructed on the Premises by Ground Lessee and subject to a Water Use Agreement, as defined below, between the parties.

J.              Water Use Agreement: That agreement between the Ground Lessor and Ground Lessee whereby the Ground Lessee agrees to supply water to Ground Lessor for snowmaking and other related purposes for use and operation of the Water Impoundment and Snowmaking System, in substantially the form attached hereto as Exhibit A.

2.              Premises. Ground Lessor hereby demises and lets to Ground Lessee for the Term hereinafter described, the “Premises”, which shall be comprised of (i) that parcel of land located in the Town of Wilmington, County of Windham, State of Vermont, as more particularly described in Exhibit B attached hereto and incorporated herein by reference, (ii) access to, connection and use of that Handle Road pipeline subject to that Agreement by and between the Town of Dover and Ground Lessor dated as of July 6, 2010, and as further shown on attached Exhibit C, (iii) any and all rights to utilize the Water Impoundment held by Ground Lessor, and (iv) any and all buildings or structures of any nature existing thereon as of the date of this Lease, and together with any and all easements, rights, privileges, benefits and appurtenances thereto.

3.              Title and Condition. The Premises are demised and let subject to the rights of the Ground Lessor and the state of the title thereof as of the commencement of this Lease, to any state of facts which an accurate survey or physical inspection thereof might show, and to all zoning regulations, 10 V.S.A. Chapter 151 (Act 250) permits, restrictions, easements, rules and ordinances and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction and to any existing encumbrances, if any, specifically described in Exhibit D attached hereto and incorporated herein (“Encumbrances”). Ground Lessor warrants to Ground Lessee, upon which warranty the Ground Lessee relies, that, other than as expressly provided herein, at the time of the execution of this Lease, there are no encumbrances upon title to the Premises that would materially interfere with Ground Lessee’s quiet use and enjoyment thereof.

4.               Use of the Premises; Permits.

A.            Ground Lessee is granted the right to occupy and use the Premises for the construction, development and operation of the Water Impoundment and Snowmaking System by directly related or by designated independent contractors, and for related snowmaking purposes, and for any other lawful purpose approved by Ground Lessor. Ground Lessee will not do nor permit any act or use which is contrary to any Legal Requirement or Insurance Requirement or which constitutes a public or private nuisance or waste. Ground Lessee shall not do nor permit any action or use of the Premises that would interfere with or compete with Ground Lessor’s business or operations. All costs connected with the construction, implementation and use of the Water Impoundment and Snowmaking System including but not limited to plans, permits, labor, and material shall by borne solely by Ground Lessee.

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B.            Ground Lessee’s right to occupy and use the Premises, as granted in this Lease is subject to and contingent upon execution of the Water Use Agreement, and effectiveness of the Water Use Agreement for the entirety of the Term. In the event the Water Use Agreement is terminated for any reason, Ground Lessor shall have the right to terminate this Lease upon written notice to Ground Lessee.

C.            Ground Lessor hereby reserves the right to occupy, sell, develop, donate, and use that part of the Premises that will not be used or required by Ground Lessee to construct and operate the Water Impoundment and Snowmaking System. Except as provided herein nothing contained in this Lease shall limit the ability of Ground Lessor, Ground Lessee, or their employees, agents, invitees, staff, prospects, licensees, and lessees from using the Premises for all lawful purposes permitted in this Lease, or authorized by Ground Lessor.

D.            Notwithstanding anything to the contrary herein, Ground Lessor and Ground Lessee shall have the exclusive use of all Improvements now or hereafter erected or located on the Premises by or on behalf of Ground Lessee during the Term of the Lease.

5.              Term. Subject to the terms, covenants and conditions herein, Ground Lessee shall have and hold the Premises for a term commencing on the Commencement Date and expiring at midnight on the anniversary of the fiftieth (50th) calendar year following the Commencement Date unless terminated sooner as hereinafter provided (the “Term”). Upon no less than ninety (90) days written notice prior to Ground Lessor, and no greater than one hundred twenty (120) days prior to the expiration of the original term hereof, Ground Lessee shall have the one time option to extend the original term of this Lease by forty-nine (49) years (the “Extended Term”). In the event Ground Lessee exercises its right to extend the Term as provided in this paragraph 5, any reference in this Lease to the “Term”, the “term of this Lease” or any similar expression shall be deemed to include the Extended Term.

6.              Rent. Ground Lessee covenants and agrees to pay to Ground Lessor as Rent for the Premises during the Term of this Lease at the rate of $10.00 per annum, and to supply water and operate the Water Impoundment and Snowmaking System in accordance with the Water Use Agreement.

7.               Ownership of Improvements.

A.            Title to any Improvements constructed by Ground Lessee on the Premises after the date of this Lease, which may be subject to revision from time to time in Ground Lessee’s sole discretion, shall remain the property of Ground Lessee, subject nevertheless to the terms and conditions of this Lease, until the expiration or earlier termination of this Lease.

B.            Notwithstanding anything to the contrary, subject to any rights of Ground Lessor’s mortgagee rights, upon the expiration or earlier termination of this Lease, all Improvements then located on the Premises shall, with the Premises, be vacated and surrendered by Ground Lessee to the Ground Lessor and shall become the property of Ground Lessor, and Ground Lessee agrees to execute and deliver to Ground Lessor such quitclaim deeds, bills of sale, assignments or other instruments of conveyance as the

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Ground Lessor may deem reasonably necessary to evidence such transfer of title to Ground Lessor.

8.              Net Lease Nonterminability. This is a “net lease” and Ground Lessor shall not be required to provide any utilities, services or do any acts in connection with the Premises except as specifically provided herein, and the Rent reserved hereunder shall be paid to Ground Lessor without any claims on the part of Ground Lessee for diminution, offset or abatement. Ground Lessee shall pay, as additional rent during the term of this Lease, all real estate taxes, assessments, and other governmental charges and Impositions which may be levied, assessed or shall become liens upon the Premises or any part thereof (or any building or other Improvement now existing or hereafter constructed, made or placed thereon by Ground Lessee).

9.              Liens. Ground Lessee will not directly nor indirectly create or permit to be created or to remain, and will promptly discharge, any lien, encumbrance or charge on or pledge of, the Premises or any part thereof without the prior written consent of Ground Lessor. Ground Lessee will not permit any mechanic’s lien or other liens to be placed upon the Premises as a result of any materials or labor ordered by Ground Lessee or any of Ground Lessee’s agents, officers or employees. If any such lien is filed, Ground Lessee shall have such lien released of record or bond over said lien in form and amount reasonably satisfactory to Ground Lessor, at its sole cost and expense, and within a reasonable period of time.

10.       Maintenance and Repair. Ground Lessee shall at all times during the Term, of this Lease, at its own cost and expense, keep and maintain, or cause to be kept and maintained, in repair and good, safe working order and operating conditions (ordinary wear and tear accepted), all Improvements on the Premises and shall use all reasonable precaution to prevent waste, damage, or injury to the Premises. Ground Lessor shall not be required to make any improvements, repairs, or alterations in or to the Premises during the Term of this Lease. Ground Lessee shall indemnify and save Ground Lessor harmless from and defend Ground Lessor against any and all costs, expenses, claims, losses, damages, fines or penalties, including reasonable attorneys’ fees, because of or due to Ground Lessee’s failure to comply with the foregoing.

11.       Construction. Ground Lessee shall endeavor to complete the construction of the Water Impoundment and Snowmaking System within five (5) years of the Commencement Date. In the event Ground Lessee fails to complete the construction of the Water Impoundment and Snowmaking System, subject to any Force Majeure event or other delay beyond the reasonable control of Ground Lessee, within five (5) years of the Commencement Date, Ground Lessor shall have the right to complete the Water Impoundment and Snowmaking System. Improvements constructed by Ground Lessor shall become part of the Premises but shall remain the property of Ground Lessor. Upon completion of construction of the Water Impoundment and Snowmaking System, Ground Lessee shall continuously operate the Water Impoundment and Snowmaking System, subject to any Force Majeure event or periods of inactivity due to the need to complete repairs, replacements, upgrades, or for reasons outside of Ground Lessee’s reasonable control.

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12.       Condemnation. If at any time during the Term of this Lease a substantial portion of the Premises (meaning thereby so much as shall render the Premises to any extent unusable by Ground Lessee, as reasonably determined by Ground Lessee) shall be taken by exercise of the right of condemnation or eminent domain or by agreement between Ground Lessor and those authorized to exercise such rights (all such proceedings being collectively designated as a “taking in condemnation” or a “taking”), this Lease shall, in the reasonable discretion of Ground Lessee terminate and expire on the date of such taking and the rent and other amounts payable to Ground Lessee hereunder shall be apportioned and paid to the date of such taking. Ground Lessee shall have no right to interpose, prosecute or collect a claim against Ground Lessor in any proceedings for taking in condemnation, for the loss of the value of this Lease or improvements made by Ground Lessee to the Premises, provided, however, that Ground Lessee may pursue its own claim (without diminishing Ground Lessor’s award as hereinafter described) to recover from the condemning authority, but not from the Ground Lessor, such compensation as may be separately awarded or recoverable by Ground Lessee in Ground Lessee’s own right on account of any and all damage to Ground Lessee’s Improvements, or to its operation by reason of taking in condemnation and for and on account of related any cost or loss to which Ground Lessee might incur in removing Ground Lessee’s Improvements, furniture, fixtures and equipment. Any award for the value of the land, the value, benefit or use under the Water Use Agreement, residual rights in and to the Improvements, and loss of Rent shall belong to Ground Lessor, and Ground Lessee shall not be entitled to share in any such award on account of any leasehold interest.

If the title to less than a substantial portion of the Premises shall be taken in condemnation so that the operations conducted on the Premises can be continued without material diminution, this Lease shall continue in full force and effect and Ground Lessee shall restore the Improvements to as near a condition as possible to the condition that existed prior to such taking. Any award for a partial taking shall be vested as set forth in the prior paragraph relating to the total taking in condemnation. The proceeds of any award to Ground Lessee in case of any condemnation shall be held in trust and applied on account of the obligation of Ground Lessee to repair and rebuild the Premises in the event of a condemnation.

13.       Insurance and Indemnity. During the Term of this Lease, Ground Lessee, at its sole cost and expense, and for the benefit of the Ground Lessor, shall carry and maintain commercial general liability insurance, including property damage, insuring Ground Lessor against liability for injury to persons or property occurring in or about the Premises and areas serving the Premises and any parking areas used by or on behalf of Ground Lessee or arising out of the ownership, maintenance, use, or occupancy thereof, or any other such insurance reasonably required by Ground Lessor. The coverage of such insurance shall not be less than Two Million Dollars ($2,000,000.00) for commercial general insurance, property insurance for not less than the full replacement value of the System, and an umbrella policy of not less than Four Million Dollars ($4,000,000.00) for both, provided that such amounts may be reasonably increased from time to time at the request of Ground Lessor. During the Term of this Lease, Ground Lessee shall at its expense keep the Premises insured in the name of Ground Lessor and Ground Lessee (as their interests may appear with each as named insured, additional insured or loss payee, as applicable) against damage or destruction by all risks of direct physical loss or damage including fire and the perils commonly covered under a

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special form policy in an amount equal to the full replacement cost thereof (without deduction for physical depreciation). Such policy also shall cover such other “additional coverage” insurance as Ground Lessor may reasonably require, which at the time is usual and commonly obtained in connection with similar properties. The proceeds of such insurance in case of loss or damage shall be held in trust and applied on account of the obligation of Ground Lessee to repair and rebuild the Premises in the event of a casualty.

All insurance policies maintained by Ground Lessee pursuant to the terms of this Lease shall name Ground Lessor, Ground Lessor’s mortgagees, and Ground Lessee as insureds as their respective interests may appear and shall be written as primary policies which do not contribute to and are not in excess of coverage which Ground Lessor may carry. All such insurance policies shall require the insurance carriers to provide Ground Lessor with at least thirty (30) days written notice prior to termination or cancellation of any policy. At the commencement of the Term of this Lease and thereafter not less than thirty (30) days prior to the expiration date of any policy required hereunder, Ground Lessee shall deliver to Ground Lessor certificates of insurance reflecting the required insurance provided under this Section 13, upon request by Ground Lessor.

Ground Lessee agrees to defend, indemnify and hold Ground Lessor, its directors, officers, employees, agents and servants, harmless from and against all liabilities, costs and expenses (including reasonable attorney’s fees and expenses) and all damages imposed upon or asserted against the Ground Lessor, as owner of the Premises, including, without limitation, any liabilities, costs and expenses and actual or consequential damages imposed upon or asserted against Ground Lessor, on account of (i) any use, misuse, non-use, condition, maintenance or repair by Ground Lessee of the Premises, (ii) any taxes, and other Impositions which are the obligation of Ground Lessee to pay pursuant to the applicable provisions of this Lease, (iii) any failure on the part of Ground Lessee to perform or comply with any other of the terms of this Lease or any sublease, (iv) any liability Ground Lessor may incur or suffer as a result of Ground Lessee’s breach of any environmental laws or other laws affecting the Premises, and (vi) accident, injury to or death of any person or damage to property on or about the Premises. If at any time any claims, costs, demands, losses or liabilities are asserted against Ground Lessor by reason of any of the matters as to which Ground Lessee indemnifies Ground Lessor hereunder, Ground Lessee will, upon notice from Ground Lessor, defend any such claims, costs, demands, losses or liabilities at Ground Lessee’s sole cost and expense by counsel reasonably acceptable to Ground Lessor. This indemnity shall survive the expiration or earlier termination of this Lease.

14.       Casualty. If, at any time during the Term of this Lease, the Improvements or any part thereof, shall be damaged or destroyed by fire or other casualty (including any casualty for which insurance coverage was not obtained or obtainable) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Ground Lessee, at its sole cost and expense, , shall proceed with reasonable diligence (subject to a Force Majeure event), subject to a reasonable time allowance for the purpose of adjusting such loss, to repair, alter, restore, replace or rebuild the same as nearly as possible to its use, value, condition and character immediately prior to such damage or destruction, subject to such changes or alterations as the Ground Lessee may elect to make in conformity with the provisions of Section 11 hereof.

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15.       Assignment, Mortgage, Subletting. This Lease may not be assigned or sublet, by merger, consolidation, operation of law or otherwise, by Ground Lessee without the prior written consent of Ground Lessor, which consent may be withheld by Ground Lessor in its sole discretion. Notwithstanding the foregoing, it is agreed by the parties hereto that Ground Lessee may sublet to one or more tenants for the purpose of operating the Premises and leasing out the Improvements for commercial purposes, subject at all times to the provisions hereof and the Water Use Agreement. Notwithstanding any assignment or sublease of this Lease, be it in whole or in part hereof, Ground Lessee shall remain liable for the full and faithful performance of all of Ground Lessee’s obligations hereunder and with respect to the Premises. In no event shall Ground Lessee have the right to assign or sublet any right, benefit, value under the Water Use Agreement without the prior written consent of Ground Lessor, which consent may be withheld by Ground Lessor in its sole discretion.

16.       Arbitration. All disputes and controversies of every kind and nature between the parties to this Lease arising out of or in connection with the Lease including but not limited to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach continuance or termination thereof shall be submitted to arbitration under the rules of the American Arbitration Association then pertaining pursuant to the procedure set forth below.

A.            Either party may demand such arbitration in writing within five days after the controversy arises, together with a statement of the matter in controversy.

B.            The arbitration costs and expenses of each party shall be borne by that party except that the costs and expenses of the arbitrators shall be born equally by the parties.

C.            The arbitration hearing shall be held in Dover, Vermont, within sixty (60) days of the appointment of the third arbitrator, if such an arbitrator is appointed, upon ten days’ notice to the parties.

D.            An award rendered by a majority of the arbitrators appointed hereunder shall be final and binding on all parties to the proceeding and enforceable under the laws of the State of Vermont.

THE PARTIES UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THE DOCUMENT, GROUND LESSEE WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE THAT IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, GROUND LESSEE AGREES TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR AS OUTLINED ABOVE.

Ground Lessor Initials	Ground Lessee Initials

17.       Quiet Enjoyment. Ground Lessor covenants that if and so long as Ground Lessee keeps and performs each and every covenant, agreement, term, provision and condition herein

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contained on the part and on behalf of Ground Lessee to be kept and performed, Ground Lessee shall quietly enjoy the Premises without hindrance or molestation by Ground Lessor subject to the covenants, agreements, terms, provisions and conditions of this Lease, excluding but not limited to the property rights retained by the Ground Lessor in Section 4.C above.

18.       Surrender. Upon any expiration of this Lease, Ground Lessee shall quit and surrender the Premises to Ground Lessor in good order and condition, except for ordinary wear and tear and except for any portion or portions of the Premises which shall have been taken in a condemnation proceeding resulting in such termination under Section 12 or destruction under Section 14.

19.       Notices. All notices, demands, requests or other communications which may be or are required to be given, served or sent by either party to the other shall be in writing and shall be deemed to have been properly given or sent by mailing by register or certified mail or recognized overnight carrier with the postage prepaid, addressed to such party at the address hereinabove first set forth for such party.

20.       Miscellaneous Provisions.

A.            This Lease may be amended only by an instrument in writing, signed by Ground Lessor and Ground Lessee.

B.            This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

C.            This lease shall be construed and enforced in accordance with the laws of the State of Vermont.

21.       Memorandum of Lease. Ground Lessor and Ground Lessee hereby agree to execute as soon as practical after execution of this Lease a short form or memorandum of lease, in proper form for recording at the Dover Town Office.

22.       Taxes. Ground Lessee shall, during the Term of this Lease, pay and discharge punctually, as and when the same shall become due and payable, all taxes, special and general assessments, water rents, rates and charges, and other Impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof which shall or may, during the Term of this lease, be charged, levied, laid, assessed, imposed, become due and payable, or liens upon or for, or with respect to the Premises or any part thereof, or any Improvements, appurtenances, or equipment owned or used by Ground Lessee thereon or therein, or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, order, or regulations of the federal, state, county, town and city governments, and of all other governmental authorities whatsoever, and all sewer rents, charges for water, steam, heat, gas, hot water, electricity, light and power, and other service or services, furnished to the Premises or the occupants thereof during the Term of this lease.

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23.       Compliance with Laws. Ground Lessee, at its sole expense, shall comply with all laws, orders and regulations of federal, state, and municipal authorities, and with any direction of any public officer, pursuant to law, respecting the use or occupancy of the Premises, and the construction of all Improvements. Ground Lessee, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business or operations, or for the construction of the Improvements and the making of repairs, alterations or additions to the Improvements or Premises. Ground Lessor where necessary will join with Ground Lessee at its own expense in applying for all such permits or licenses. Ground Lessee shall not use or occupy the Premises for unlawful purposes or purposes in conflict with the uses contemplated herein.

24.       Condition of Premises. Ground Lessee acknowledges that it has had sufficient opportunity to inspect the Premises and accepts the Premises in its present condition, “as is, where is” and without any representation or warranty by Ground Lessor as to the condition of the Premises, any improvements which are located in, on, or under the Premises and improvements which serve the Premises but are not located thereon, or as to the use or occupancy which may be made thereof. Ground Lessee acknowledges that Ground Lessor and Ground Lessor’s agents have made no representation or warranties as to the condition or use of the Premises. At the expiration or early termination of this Lease, Ground Lessee, but only if requested in writing by Ground Lessor in Ground Lessor’s sole discretion, shall remove all Improvements constructed by or on behalf of Ground Lessee and shall peaceably surrender the Premises in as good condition as they were in at the beginning of the Term, reasonable wear and tear accepted. Absent such written request by Ground Lessor to remove the Improvements constructed by or on behalf of Ground Lessee, Ground Lessee upon expiration or early termination of this Lease shall leave said Improvements as is, which shall immediately become the owned property of Ground Lessor. Ground Lessee by its signature hereto acknowledges and agrees that in consideration of the mutual covenants contained herein and in consideration of such financial considerations as are contained in the Limited Partnership Agreement that governs Ground Lessee and its limited partners, any Improvements constructed by or on behalf of Ground Lessee are being constructed and/or installed for the benefit of both Ground Lessor and Ground Lessee, and in conjunction with and to benefit the operations of the Resort.

25.       Alterations and Improvements. Ground Lessee may make alterations, additions and Improvements to the Premises from time to time and all of such alterations, additions or Improvements shall be and remain the property of Ground Lessee at all times during the Term of this Lease and any extensions or renewals thereof. With the prior written consent of Ground Lessor in writing, Ground Lessee at its sole expense may demolish and remove any and all Improvements on the Premises owned by Ground Lessee, subject to and so long as any such demolition or removal of any or all of the Improvements do not interfere with or adversely impact the supply of water to Ground Lessor for snowmaking and other related purposes for use and operation of the Water Impoundment and Snowmaking System, as provided in the Water Use Agreement.

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Unless provided otherwise in this Lease, Ground Lessee shall not be required to remove any alterations, additions or Improvements, provided, however, Ground Lessee’s failure to do so prior to the termination or expiration of this Lease shall be deemed abandonment thereof and, at Ground Lessor’s option, title thereto shall vest in Ground Lessor. In the case of removal or demolition of any Improvements, Ground Lessee shall level the Premises, remove all rubble and promptly repair any damage caused by said removal.

26.       Ground Lessee’s Default. A default or an event of default shall be defined as follows (an “Event of Default”):

A.            If default shall be made in the due and punctual payment of any Rent or additional rent or other sums payable under this Lease, or any part thereof, when and as the same shall become due and such default shall continue for a period of thirty (30) days after written notice by Ground Lessor to Ground Lessee; or

B.            If default shall be made by the Ground Lessee in the performance or compliance with any of the material agreements, terms, covenants, or conditions in this Lease other than those referenced in the foregoing subparagraph (A), and shall not be cured within a period of thirty (30) days after notice by the Ground Lessor to the Ground Lessee specifying the event of default, or in the case of a default which cannot with due diligence be cured within said thirty (30) day period, if the Ground Lessee fails to commence within said thirty (30) day period the steps necessary to cure the same and thereafter to prosecute the cure of such default with due diligence; or

C.            If the Ground Lessee shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or if there shall be appointed a receiver or trustee of all or substantially all of the property of the Ground Lessee, or if the Ground Lessee shall make an assignment for the benefit of one of Ground Lessee’s creditors; or

D.            Ground Lessee vacates the Premises in violation of this Lease or abandons the Premises; or

E.             The occurrence of a Default, as defined in the Water Use Agreement.

Upon the occurrence of one or more Events of Default, in addition to any other rights or remedies Ground Lessor may have at law or in equity, Ground Lessor shall have the right to immediately re-enter and regain possession of the Premises and to exclude Ground Lessee from further use, occupancy, and enjoyment thereof. Ground Lessee waives any and all claims which the Ground Lessee may have against the Ground Lessor, regardless of when the same arise, on account of such regaining of possession by Ground Lessor or such exclusion. In particular, but not by way of limitation, Ground Lessor may remove all persons and property from the Premises and may store such property in a public warehouse or elsewhere at the cost of and for the account of Ground Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

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In the event Ground Lessor elects to re-enter and regain possession of the Premises, as provided herein, or should Ground Lessor take possession pursuant to legal proceedings or pursuant to any notice or mechanism provided by law, Ground Lessor may either terminate this Lease or may from time to time, without terminating this Lease, make such alterations and repairs as Ground Lessor deems necessary in order to relet and operate the Premises. Ground Lessor may relet and operate the Premises or any part thereof for such term or terms which may be for a term extending beyond the Term of this Lease, and at such rental or rents and upon such other terms and conditions as Ground Lessor, in its sole discretion deems advisable. Upon such reletting, all rental thereby received by Ground Lessor shall be applied: first, to the payment of any indebtedness or rent due hereunder from Ground Lessee to Ground Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys’ fees, and costs of any such alterations and repairs as Ground Lessor may make to facilitate such re-rental; and, third, the residue, if any, shall be held by Ground Lessor and applied in payment of future rent as the same may become due and payable hereunder. No such re-entry or taking possession of the Premises by Ground Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be mailed to Ground Lessee or unless the termination thereof be decreed by a court of competent jurisdiction, at which time all amounts recovered by Ground Lessor by reletting and operating the Premises may be kept by it.

Notwithstanding any such reletting without termination, Ground Lessor may, at any time thereafter elect to terminate this Lease for such previous Event of Default. Should Ground Lessor at any time terminate this Lease for any breach, in addition to any other remedies it may have, Ground Lessor may recover from Ground Lessee the Rent owed for the remainder of the Term, and all damages Ground Lessor may incur by reason of such breach, including the costs of recovering the Premises and reasonable attorneys’ fees. Ground Lessee also consents and agrees that any rights granted hereby or expressed herein as to the Premises, as a result of Ground Lessee’s default, shall also appertain to any of Ground Lessee’s Improvements on the Premises or serving the Premises but not located thereon.

27.       Ground Lessor’s Right to Perform Ground Lessee’s Obligations. If Ground Lessee is in default of any material provision of this Lease, other than the provisions requiring the payment of Rent, and Ground Lessor shall give to Ground Lessee written notice of such Event of Default, and if Ground Lessee shall fail to cure or commerce to cure such Event of Default within thirty (30) days after the receipt of such notice, then Ground Lessor may enter the Premises at any time and cure such Event of Default for the account of Ground Lessee, and any sums reasonably expended by Ground Lessor in connection therewith shall be deemed to be additional rent and payable upon written demand by Ground Lessor.

28.       Right of Access. Ground Lessor and its representatives may enter upon the Premises and any Improvement located on the Premises at any reasonable time for the purpose of inspections relating to compliance with this Lease, or at any time in the event of an emergency.

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29.       Priority of Mortgages; Estoppel; Subordination.

A.            It is understood and expressly agreed between the parties that this Lease shall always be subject and subordinate to any present or future mortgages or assignments to mortgagees affecting the Premises. Ground Lessee may require as a precondition to any such subordination that the mortgagee agree to honor this Lease in the event of foreclosure and, in return, Ground Lessee shall agree to attorn to such mortgagee; provided, however, that Ground Lessee hereby acknowledges and agrees that upon a foreclosure, deed in lieu of foreclosure, or the enforcement of any such mortgagee’s rights and remedies, payments, as defined under Section 4 of the Water Use Agreement, shall be adjusted in accordance with that the form of subordination, non-disturbance and attornment agreement attached hereto Exhibit E (the “SNDA Form”).

B.            Simultaneously with the execution of this Lease, Ground Lessor, Ground Lessee, and Ground Lessor’s existing lender (such existing lender, together with its successors, assigns and transferees, as applicable, the “Existing Lender”) which holds a mortgage on the Resort, including the Premises (as such mortgage may be amended, restated, modified, assigned or transferred, the “Existing Mortgage”) shall execute the SNDA Form. Ground Lessee further acknowledges and agrees that the SNDA Form, upon execution by all of the parties thereto, shall be binding upon and inure to the benefit of all of the parties thereto, and their respective successors and assigns. Ground Lessee also agrees, upon request by Existing Lender or Ground Lessor, to execute any confirmation, ratification, or necessary amendments of or to the SNDA Form in connection with (i) any refinancing, substitutions, splitting or bifurcation, amendments, modifications, ratification or restatement of the promissory note(s) and any other indebtedness and/or other obligations secured by the Existing Mortgage or by any other documents evidencing, securing or relating to such indebtedness and/or other obligations, (ii) the release, substitution or exchange of any collateral securing such indebtedness or other obligations, (iii) increase to or changes in the terms of payment of the promissory note(s) and any other indebtedness and/or other obligations secured by the Existing Mortgage, or (iv) any assignment (including by operation of law) or transfer of any rights or interests of Existing Lender under the Existing Mortgage and/or the indebtedness and/or other obligations secured thereby.

C.            Ground Lessee agrees, within fifteen (15) days after request by Ground Lessor, to execute, acknowledge and deliver to and in favor of the proposed holder of any mortgage or purchaser of the Premises, an estoppel certificate in such form as Ground Lessor may reasonably require.

D.            Except as otherwise provided in A. or B. of this Section 29, upon request of the holder of any mortgage affecting the Premises following the date hereof, Ground Lessee will subordinate its rights under this Lease to the lien thereof and to all advances made or hereafter to be made upon the security thereof, and Ground Lessee shall execute, acknowledge and deliver an instrument effecting such subordination; provided, however, Ground Lessor shall obtain and deliver to Ground Lessee, in recordable form, from the holder of any such mortgage to which this Lease is to become subordinate following the date hereof, a non-disturbance agreement substantially in the form attached hereto as

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Exhibit E or such form reasonably approved by Ground Lessor, Ground Lessee and the applicable mortgagee.

30.       Cumulative Remedies. The remedies of Ground Lessor herein shall be cumulative and not alternative, and not exclusive of any other right or remedy available to Ground Lessor.

31.       Holdover Tenancy. Any holding over by the Ground Lessee after the termination of this Lease shall be on a day to day basis at the rent in effect at the time of the holding over prorated on a daily basis. The covenants and agreements contained herein shall remain in force during the period of any holding over insofar as applicable.

32.       Waiver. The failure of the Ground Lessor to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Ground Lessor may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained.

33.       Force Majeure. In the event Ground Lessor or Ground Lessee shall be delayed, hindered in or prevented from the performance of any act required hereunder (other than the payment of Rent) by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their reasonable control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

34.       Invalidity or Inapplicability of Clause. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest permitted by law. Any portion of this Lease determined to be invalid or unenforceable shall, to the extent possible, be reformed to accomplish its intended effect.

35.       Captions. The parties mutually agree that the headings and captains contained in this Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease.

36.       Notices. Service of all notices under this Lease shall be sufficient if delivered personally or if mailed via registered mail to the party involved at the address hereinafter set forth, or at such other address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

Ground Lessor’s Address:

Mount Snow Ltd., PO Box 2810, West Dover, VT 05356

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Ground Lessee’s Address:

89 Grand Summit Way, West Dover, VT 05356

37.       Successors or Assigns. Except as otherwise provided herein, the covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of the Ground Lessor, its successors and assigns, and Ground Lessee, and it successors and assigns.

38.       Entire Agreement; Amendments. It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, conditions, inducements and understandings between Ground Lessor and Ground Lessee relative to the demised Premises and that there are no promises, agreements, conditions, understandings, inducements, warranties or representations, oral or written, express or implied, between them other than as herein set forth and shall not be modified in any manner except by an instrument in writing executed by the parties.

39.       Recording. The parties agree that this Lease or a Memorandum of Lease may be recorded at Ground Lessee’s option in the Land Records of West Dover, Vermont.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties have executed this Ground Lease Agreement under seal as of this        day of             , 2013.

GROUND LESSOR:

MOUNT SNOW LTD.

By:
Name:
Title:

Hereunto duly authorized

STATE OF VERMONT

COUNTY OF WINDHAM, SS.:

On the       day of            201  , before me personally appeared                                               , to me known, who being by me duly sworn, did depose and say that he/she is the                             of                             , the Lessor described in and which executed the foregoing instrument as his/her free act and deed and as the free act and deed of                                              .

My Commission Expires:
Notary Public

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GROUND LESSEE:

WEST LAKE WATER PROJECT LLC

By:
Name:
Title:

Hereunto duly authorized

STATE OF VERMONT

COUNTY OF WINDHAM, SS.:

On the       day of            201  , before me personally appeared                                                , to me known, who being by me duly sworn, did depose and say that he/she is the                                     of                                     , the Lessor described in and which executed the foregoing instrument as his/her free act and deed and as the free act and deed of                                     .

My Commission Expires:
Notary Public

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EXHIBIT A

Water Use Agreement

DRAFT

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Upon Recording Return To:

WATER USE AGREEMENT

This Water Use Agreement (“Agreement”) is entered into by and between Mount Snow, Ltd. (“Mount Snow”), a Vermont corporation with its principal place of business at 39 Mount Snow Road, West Dover, Vermont, and West Lake Water Project LLC, a Vermont limited liability company (“West Lake”), with its principal place of business at 89 Grand Summit Way, West Dover, Vermont 05356.

RECITALS

WHEREAS, Mount Snow is owner of the skiing facility located at 39 Mount Snow Road, West Dover, Vermont, commonly known as Mount Snow (“Resort”) as described on Schedule A attached hereto and by this reference made a part hereof; and

WHEREAS, Mount Snow is also owner of certain real property located in the Town of Wilmington, County of Windham, State of Vermont, which includes a water impoundment (the “Reservoir”), as more particularly described on Schedule A-1 hereto (the “Reservoir Property”); and

WHEREAS, West Lake is Ground Lessee under that Ground Lease Agreement by Mount Snow, as Ground Lessor, dated as of                      for the Reservoir Property, a portion of the Resort and other rights and interests as more particularly described and referred to therein as the “Premises”(the “Lease”);

WHEREAS, West Lake intends to construct, maintain and operate a Snowmaking System (as defined in the Lease) on a portion of the Premises, as more particularly described in the Lease, comprised of water lines, dams, pumps, pump houses and other equipment associated therewith and a Water Impoundment (as defined in the Lease), consisting of a 120-million gallon water storage pond and associated pumps, piping, weirs, dams and pump house (all of the foregoing, collectively, the “System”); and

WHEREAS, West Lake desires to operate the System for the benefit of Mount Snow to provide snowmaking water for the Resort and to sell all of snowmaking water produced by the System to Mount Snow, and Mount Snow desires to purchase all of the snowmaking water produced by the System from West Lake; and

NOW THEREFORE IN CONSIDERATION of the mutual covenants contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

1.              Supply of Water. West Lake hereby agrees to use and operate the Reservoir and System for the Term of this Agreement, and to supply all of the water produced, managed and stored by the Reservoir and the System exclusively to Mount Snow, subject to the terms and conditions of this Agreement and the Lease. Mount Snow hereby agrees to procure all water needed for the Resort for snowmaking purposes from West Lake.

2.              Term of Agreement. The term of this Agreement shall be commence as of the date hereof and expire within fifty (50) years or the earlier termination of this Agreement (“Term”). Upon not less than ninety (90) days prior written notice to West Lake, but not more than hundred eighty (180) days prior to the expiration of the original term of this Agreement, Mount Snow shall have the one time option to extend the original term of this Agreement by forty-nine (49) years. Notwithstanding the foregoing, in the event the Lease expires or terminates prior to the expiration of the Term or earlier termination of this Agreement, then, at the sole option of Mount Snow, this Agreement shall terminate upon written notice to West Lake.

3.              Environmental Impacts. West Lake hereby agrees to monitor any and all environmental impacts that are or may be associated with water withdrawal and replenishment for or related in any manner to the Reservoir and System, including but not limited to mandatory reporting to the State of Vermont’s Department of Environmental Conservation (“DEC”) (and any other applicable governmental authority), along with any supporting documentation thereof including by not limited to detailed reports and analysis that may be required by the DEC. West Lake shall not commit or permit any act or occurrence which results or may result in a release or harm to the environment, violation of any applicable state or federal law or regulation, or impact under, in or on the Premises, the groundwater, surface water, or air. West Lake shall indemnify, defend, and hold harmless Mount Snow, its successors and assigns, from any and all claims, damages, liabilities, expenses or fees related to its operation and use of the System. West Lake shall furnish to Mount Snow true, accurate and complete copies of any reports, correspondence, or filings of any manner sent to the DEC (or other governmental authority) within seven (7) days of submission.

4.              Payments.

a.              As consideration for being supplied all of its snowmaking water Mount Snow shall pay West Lake for the volume of water received and for services reasonably related to delivery of snowmaking water. All water supplied to Mount Snow shall be monitored by meter recording water volume. West Lake shall read each meter on a monthly or otherwise regular basis, and shall report the water usage to Mount Snow.

b.              Mount Snow shall pay to West Lake on a quarterly basis, in the amount of Five Thousand Dollars ($5,000.00) per one million gallons of snowmaking water supplied to it by West Lake for use at the Resort for snowmaking purposes. Mount Snow shall commence payment for West Lake’s snowmaking water upon receipt of the first delivery of water by West Lake to Mount Snow.

c.               West Lake shall be responsible for any and all operating expenses incurred at the Premises, with respect to the Reservoir and System, and as otherwise provided in the Lease.

5.              Permit Responsibility. West Lake shall be responsible for obtaining any and all permits and regulatory approvals necessary for or associated with supplying snowmaking water to Mount Snow and operating the Reservoir and System. Mount Snow shall retain full and unrestricted right to appear or participate as a party in, or to furnish comments in connection with, any regulatory proceeding or review involving supplying snowmaking water to the Resort.

6.     Right to Terminate.

a.              Inadequate Supply and Authority. Mount Snow may terminate this Agreement and exercise any and all rights and remedies available to it hereunder, at law of in equity if at any time (i) West Lake does not have the legal right or authority to supply snowmaking water to Mount Snow, or (ii) West Lake cannot, in Mount Snow’s reasonable discretion, supply adequate amounts of water to meet Mount Snow’s snowmaking needs. In the event West Lake cannot provide adequate amounts of water to meet Mount Snow’s snowmaking needs, Mount Snow shall have the right supplement its supply of snowmaking water from other sources without waiving any rights under this Agreement, and this Agreement shall not be deemed terminated.

b.              For Reasons Pertaining to Regulatory Approval. Mount Snow may terminate this Agreement by giving notice to West Lake in writing if West Lake does not obtain all permits and approvals from all applicable governmental authorities, as are necessary for the use of snowmaking water from West Lake’s water storage pond.

c.               For Reasons Pertaining to Material Adverse Impacts. Mount Snow may terminate this Agreement if the operation of the System causes’ a Material Adverse Impact (as hereinafter defined) on its business operation. A “Material Adverse Impact” shall mean an impact that substantially impairs Mount Snow’s ability to make snow at the Resort, in Mount Snow’s reasonable discretion.

d.              Notice to Cure. Notwithstanding anything to the contrary herein, in the event of a Material Adverse Impact, Mount Snow shall provide West Lake with written notice thereof, and Mount Snow shall not have any right to terminate this Agreement unless and until West Lake has not cured such Material Adverse Impact within ninety (90) days following receipt of such notice by Mount Snow.

7.              Insurance. During the Term of this Agreement, West Lake, at its sole cost and expense, and for the benefit of Mount Snow, shall carry and maintain commercial general liability insurance, including personal property damage, insuring Mount Snow against liability for injury to persons or property occurring in or about the System or arising out of the ownership, maintenance, use, or occupancy thereof, or any other such insurance reasonably required by Mount Snow. The coverage of such insurance shall not be less than Two Million Dollars ($2,000,000.00) for commercial general insurance, properly insurance for not less than the full replacement value of the System, and an umbrella policy of not less than Four Million Dollars ($4,000,000.00) for both.

All insurance policies maintained by West Lake pursuant to the terms of this Agreement shall name Mount Snow, Mount Snow’s mortgagees, and West Lake as insureds as their respective interests may appear and shall be written as primary policies which do not contribute to and are not in excess of coverage which Mount Snow may carry. All such insurance policies shall require the insurance carriers to provide Mount Snow with at least thirty (30) days written notice prior to termination or cancellation of any policy. At the commencement of the Term of this Agreement and thereafter not less than thirty (30) days prior to the expiration date of any policy required hereunder, West Lake shall deliver to Mount Snow certificates of insurance reflecting the required insurance provided under this Section 7, upon request by Mount Snow.

8.              Damage and Destruction. In the event the Premises, or any part thereof, including but not limited to the System or any part thereof, is hereafter damaged or destroyed by casualty or otherwise, then West Lake shall promptly repair any such damage or destruction, including any replacements that may be required, and shall defend, hold harmless and indemnify Mount Snow in connection therewith from any third-party claims in the manner set forth in Section 9. West Lake shall also hold harmless and indemnify Mount Snow from any and all damages to Mount Snow proximately caused thereby. This Section shall survive termination of this Agreement.

9.              Third-Party Claims. West Lake shall defend, hold harmless and indemnify Mount Snow in full from and against any and all loss, costs (including attorney’s fees), damages, claims and liability resulting from any third-party claims against Mount Snow resulting from West Lake’s actions under this Agreement. West Lake shall also defend, hold harmless and indemnify Mount Snow from and against any and all loss, costs (including attorney’s fees), damages, claims and liability arising from or relating to the negligence or willful misconduct of West Lake or its officers, agents, contractors, representatives or employees in connection with the operation, maintenance or replacement or repair of the System. This Section shall survive termination of this Agreement.

10.       Compliance with Law. West Lake shall comply with all federal, state and municipal laws, statutes, ordinances, orders, rules and/or regulations in connection with this Agreement. West Lake shall defend, hold harmless and indemnity Mount Snow from any and all liabilities or costs arising out of West Lake’s failure to comply with any such non-compliance. This Section shall survive termination of this Agreement.

11.       Maintenance, Improvements and Reconstruction. West Lake shall maintain the Reservoir and System in good order and repair, as necessary to comply with all applicable local, state and federal regulations, in conformance with reasonable engineering standards, and as otherwise required under the Lease. In addition, West Lake shall obtain any necessary permits for, and complete any and all capital improvements, or capital reconstruction, reasonably necessary for operation, preservation and maintenance of the Reservoir and System and shall be responsible for paying all of the costs of repair of any damage caused by, or performance of any capital repairs required as a result complying with its obligations under this Agreement.

12.       Default by West Lake. The occurrence of any of the following events shall constitute a default and breach of this Agreement if not cured or corrected in accordance herewith (herein referred to as a Default”). In the event of a Default, Mount Snow may terminate this Agreement by written notice to West Lake.

a.              Failure by West Lake to observe and perform any provision of this Agreement to be observed or performed by West Lake, where such failure continues for thirty (30)

days after receipt of written notice thereof by Mount Snow to West Lake, except that said thirty (30) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and so long as West Lake commences to cure such default within such initial period of thirty (30) days and thereafter diligently and continuously proceeds to cure the default; or

b.              The making by West Lake of a general assignment for the benefit of creditors (exclusive of assignments in connection with financings as reasonably approved by Mount Snow), the filing by or against West Lake of a petition to have West Lake deemed bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against West Lake, the same is dismissed within ninety (90) days), the appointment of a trustee or receiver to take possession that is not restored to West Lake within ninety (90) days, or the attainment, execution or other judicial seizure that is not discharged within ninety (90) days; or

c.               Failure by West Lake to remedy a violation of a condition of any regulatory permit or applicable law related to its use of the Premises within thirty (30) days after receipt of notice from any applicable authority or by Mount Snow of such violation with request to cure same, provided that it shall not be deemed a default hereunder if, at the time of such notice or within thirty (30) days thereafter, West Lake in good faith contests the validity of the violation in a proceeding initiated with the agency or other body with jurisdiction over such permit; or

d.     Failure by West Lake to satisfy, in full, any indemnity obligation hereunder.

e.               An Event of Default under the Lease, as defined therein, shall constitute a Default under this Agreement, and Mount Snow shall have the right to pursue any and all rights and remedies provided under the Lease in addition to any rights and remedies under this Agreement, in its sole discretion.

f.                In addition to the remedies provided under this Agreement, in the event of a Default by West Lake, Mount Snow shall have the right, but not the obligation, to (i) cure said Default, at West Lake’s sole cost and expense, and (ii) Mount Snow shall have the right, but not the obligation, to apply any payments due under Section 4 of this Agreement to offset rental payments due under the Ground Lease by West Lake.

13.       Default by Mount Snow. The parties covenant and agree that West Lake shall have a claim to terminate this Agreement or to pursue a claim against Mount Snow, its agents, officers or employees for monetary damages arising out of any breach by Mount Snow of a material term of this Agreement and said breach continues for thirty (30) days after receipt of written notice thereof by Mount Snow to West Lake, except that said thirty (30) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and so long as Mount Snow commences to cure such default within such initial period of thirty (30) days and thereafter diligently and continuously proceeds to cure the default.

14.  Notices. Notices and demands required, or permitted, to be sent to those listed hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other reputable overnight courier service and shall be deemed to have been given on the date the same is postmarked if sent by certified mail or the day deposited with Federal Express or such other reputable overnight courier service, but shall not be deemed received until one (1) business day following deposit with Federal Express or other reputable overnight courier service or five (5) business days following deposit in the United States Mail, if sent by certified mail to address shown below, or at such other address requested in writing by either party upon thirty (30) days notice to the other party:

If to West Lake:

Richard Deutsch

West Lake Water Project LLC

89 Grand Summit Way

PO Box 2805

West Dover, Vermont 05356

If to Mount Snow:

General Manager

Mount Snow, Ltd.

39 Mount Snow Road

PO Box 2810

West Dover, VT 05356

The parties may in writing designate new addresses for purposes of notice hereunder.

15.       Binding Effect. All covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement shall run with the land.

16.       No Waiver. The failure of either West Lake or Mount Snow to insist upon strict performance by the other of any of the covenants, conditions, and terms of this Agreement or to pursue any right hereunder shall not be deemed a waiver of any subsequent breach or default in any of the covenants, conditions and agreements of this Agreement.

17.       Applicable Law and Choice of Forum. This Agreement shall be governed by the laws of the State of Vermont. Any litigation arising hereunder shall be prosecuted in a court of competent jurisdiction within the State of Vermont or the United States District Court of the District of Vermont.

18.       Entire Agreement. This Agreement contains all of the understandings of the parties hereto with respect to matters covered or mentioned in this Agreement and no prior agreement, letters, representations, warranties, promises, or understandings pertaining to any such matters shall be effective for any such purpose. This Agreement may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.

19.  Survival. In the event that the Agreement is terminated before the Term has expired, the rights of defense, indemnity, to be held harmless and to restoration shall survive, as shall any claim that arose under the Agreement before the date of termination.

20.       Arbitration. In connection with any right of arbitration specifically provided in this Agreement, and unless otherwise agreed by the parties in writing, the arbitration shall take place in West Dover, Vermont, and shall be conducted according to the applicable rules of the American Arbitration Association. If the parties cannot agree on an arbitrator, each party shall select one arbitrator and the two arbitrators so chosen shall choose the third person. Unless otherwise specified herein, the parties shall jointly bear all costs of arbitration. All arbitration shall be binding.

21.       Taxes. West Lake shall pay any and all real and personal property taxes levied against the fees paid by Mount Snow for services provided by West Lake.

22.       Authority of Parties. West Lake and Mount Snow hereby represent, warrant and affirm that they have full authority to execute this Agreement. They further represent, warrant and affirm to each other that the Agreement is a binding and enforceable obligation.

23.       Assignment. West Lake shall not assign its right, title and interest hereunder to any third party except with the prior written consent of Mount Snow, which may be refused for any reason. Notwithstanding the foregoing, West Lake may assign and transfer any or all of its right, title and interest hereunder provided that the assignee agrees in writing to assume all of West Lake’s obligations hereunder, to any entity wholly owned and controlled by West Lake; or to the purchaser of all or substantially all of the assets of West Lake, or to an entity that merges or consolidates with or into West Lake or into which West Lake is merged or consolidated.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement under seal, as of this            day of                  ,                      .

MOUNT SNOW LTD.

By:
Witness:	Name:
Title:
Hereunto Duly Authorized

STATE OF VERMONT

COUNTY OF

At West Dover, Vermont, this        day of                   ,                  , duly authorized officer of Mount Snow Ltd., personally appeared and s/he acknowledged this instrument by his/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Mount Snow Ltd..

Before me,
Notary Public:
My Commission Expires:

[Signatures continue on following page]

WEST LAKE WATER PROJECT, LLC

By:
Witness	Name:
Title:
Hereunto Duly Authorized

STATE OF VERMONT

COUNTY OF

At West Dover, Vermont, this      day of                       ,                       , duly authorized officer of West Lake Water Project LLC, personally appeared and s/he acknowledged this instrument by s/he sealed and subscribed, to be s/he free act and deed and the free act and deed of West Lake Water Project LLC.

Before me,
Notary Public:
My Commission Expires:

Schedule A

HAWKINS SCHEDULE “A”

Being a portion of the same lands and premises conveyed Emily E. Hawkins and William S. Hawkins (deceased-date of death December 19, 1987) by quitclaim deed from Paul N. Olson, Trustee, dated April 12, 1963 and recorded in Book 38, Page 112 of the Wilmington Land Records and therein described as follows:

“Being a certain piece or parcel of land lying or being on the westerly and easterly side of the old Somerset Road, so-called, containing one hundred sixty-eight (168) acres more or less, which said lands and premises are designated in Plan Book 2, Page 14 of Wilmington Land Records as Clark Lot 88A, Phipps Lot 30A and Oakes Farm 50A and also shown in Photo Book in the Wilmington Land Records Page F and designated as #12, #13 and #14.

“Also conveying herewith to the Grantees and their heirs and assigns a certain right-of-way for foot and vehicular traffic for the benefit of the 50 acre parcel formerly comprising part of the Oakes Farm, so-called, upon all of the terms and conditions and also including the rights to an alternative right-of-way, all as particularly set froth in the deed from John G. Kristensen, Trustee, to Guy C. Hawkins and William S. Hawkins dated 5 April 1960 and recorded in Wilmington Land Records (Book 36, Page 491).”

EXCEPTED OUT from this conveyance are the lands and premises previously conveyed by Emily E. Hawkins and William S. Hawkins as follows:

1.             15 acres ± to Mount Snow Development Corporation by warranty deed dated August 31, 1968 recorded at Book 45, Page 522 of the Wilmington Land Records; and,

2.             92 .4 acres ± to Herbert Hart by warranty deed dated December 7, 1968 recorded at Book 46, Page 336 of the Wilmington Land Records.

“III. WEST LAKE ENTERPRISES LAND

“Being the lands formerly of WEST LAKE ENTERPRISES known as the old gravel pit, and being all and the same lands and premises conveyed to West Lake Enterprises by West Lake Corporation by Warranty Deed dated November 30, 1989, recorded at Book 127, page 170 of the Wilmington Land Records, and therein described as follows:

“It being a portion of the same lands and premises deeded to this Grantor by deed of George L. Bright dated December 9, 1977 and recorded in Book 72, page 472 in the Land Records of the Town of Wilmington further described as follows:

“Beginning at a point on the northerly line of the Cold Brook Road said point being a northerly line of Ralph May and being S 52° 13’ 43” E 678.86 feet from a concrete highway boundary marker in the northerly line of said Cold Brook Road;

thence S 88° 15’ 48” E along a stonewall 516.00 feet to a pipe;

thence S 86° 08’ 53” E along said stonewall 308.78 feet to a pipe;

thence S 87° 05’ 17” E along said stonewall 217.66 feet to a pipe;

thence N 87° 48’ 05” E 182.30 feet to a point;

thence N 3° 40’ 02” E along a line partially marked by an old stone wall 1494.24 feet to a wall corner;

thence N 3° 35’ 38” E along an old stone wall 418.06 feet to a corner with an old fence line;

thence N 3° 14’ 52” E along said stonewall 694.82 feet to point;

thence N 4° 04’47” E along said stone wall 591.07 feet to a wall corner;

thence N ‘85° 30’ 29” W 407.34 feet to a pipe marking the southeast corner of lands now or formerly of Charles Dunn;

thence N 89° 01’ 49” W 79.13 feet to a pipe at the end of an old stone wall;

thence N 85° 29’ 47” W along said stone wall 142.69 feet to a pipe marking the southwesterly corner of said Dunn;

thence N 86° 56’08” W along said stonewall 329.54 feet to a pipe;

thence N 3° 04’ 43” E 1449.98 feet to an old fence post;

thence N 86° 59’ 35” W 1248.92 feet to an iron pipe set in stones;

thence S 3° 43’ 48” W 1456.78 feet to an iron pipe set in stones;

thence N 88° 22’ 27” W 581.05 feet to an iron pipe set in stones;

thence S 2° 29’ 10” W 382.33 feet to a point in the northerly end of an old stonewall;

thence S 2° 45’46” W 319.22 feet to a stone wall corner;

thence S 2° 40’ 12” W along said stone wall 547.19 feet to the southerly end of said stone wall;

thence S 3° 31’ 5” W 174.53 feet to the northerly end of a stone wall;

thence S 3° 00’ 03” W along said stone wall 33.30 feet to a point, such point being N 3° 00’ E

871.00 feet from the northerly boundary of Cold Brook Road measured along such stone wall;

thence S 62° 22’ E 188.94 feet to a point;

thence S 0° 03 ¼’ W 185.02 feet to a point;

thence S 25° 23 ¾’ E 602.33 feet to a point;

thence S 63° 22 ½ E 518 feet to a point;

thence S 31° 47’ W 287.26 feet more or less, to the northerly boundary of Cold Brook Road, so-called;

thence in a southerly direction along the boundary of Cold Brook Road to the place of beginning.

“Said parcel contains 222.26 acres, more or less.

“Conveyed subject to all utility easements of record or in fact.

“Further reference may be had to a survey entitled, Jessie B. Fabri Estate dated August 1975 by Cadiz Consultants, Inc., Bennington, Vermont and to a survey of a portion of the retained parcel dated July, 1989 and November 29, 1989 entitled West Lake Corporation by Merrill A. Mundell, Jr. P.E.

“ALSO CONVEYED AND ASSIGNED HEREBY are all of Grantors rights under and in a certain Water Rights Agreement by and between West Lake Enterprises, Donald Tarinelli, Bernard Gilhuly, on the one hand, and Mount Snow, Ltd. and Deerfield Operating Company on the other hand, which Water Rights Agreement is dated September 26, 1991, and recorded at Book 133, Page 564 of the Wilmington Land Records.

“SPECIFICALLY EXCLUDED from the lands conveyed in this deed in lieu of foreclosure and described in III. WEST LAKE ENTERPRISES LANDS hereinabove is the following described parcel:

“Beginning at a point 55.03 feet northerly of a point marking the intersection of property boundaries between land now or formerly of Myrick Mason, LLC and land now or formerly of Donald S. and Mary E. Harry and land now or formerly of James L. McGovern, III;

“Thence North 2° 43’ 45.58” East 292.70 feet along the northwesterly property boundary of land now or formerly of Myrick Mason, LLC and crossing a stream of water known as Cold Brook to a point;

“Thence North 86° 36’ 42.87” East 294.36 feet to a point;

“Thence South 60° 08’ 26.13” East 67.67 feet to a point;

“Thence South 74° 45’ 50.44” East 147.41 feet to a point;

“Thence South 81° 47’ 36.84” East 102.23 feet to a point;

“Thence South 57° 00’ 58.42” East 42.47 feet to a point;

“Thence South 69° 49’ 09.05” East 48.76 feet to a point;

“Thence South 46° 10’ 40.20” East 92.16 feet to a point;

“Thence South 04° 02’ 27.81” West 143.14 feet to a point;

“Thence South 09° 52’ 43.86” West 76.57 feet to a point;

“Thence South 45° 37’ 21.71” West 43.33 feet to a point;

“Thence South 27° 28’ 32.46” East 109.55 feet to a point;

“Thence South 35° 33’ 52.93” East 61.80 feet to a point;

“Thence South 64° 02’ 03.49” East 92.57 feet to a point;

“Thence South 34° 52’ 55.96” East 92.57 feet to a point;

“Thence South 04° 09’ 01.37” East 39.6 feet to a point;

“Thence South 41° 11’ 58.33” East 70.83 feet to a point;

“Thence South 15° 31’ 24.36” East 43.62 feet to a point;

“Thence South 26° 26’ 54.27” East 144.86 feet to a point;

“Thence South 68° 35’ 34.09” West 209.48 feet to a point;

“Thence North 56° 06’ 58.18 West 58.54 feet to a point;

“Thence North 15° 12’ 37.23” West 172.37 feet to a point;

“Thence North 78° 05’ 51.64” West 175.06 feet to a point;

“Thence North 38° 23’ 29.36” West 146.21 feet to a point;

“Thence North 13° 19’ 27.89” West 177.11 feet to a point;

“Thence North 84° 28’ 38.43” West 291.33 feet to a point;

“Thence North 62° 35’ 06.87” West 194.49 feet to the point of beginning;

“The aforesaid described area contains 8.94 acres, more or less and is designated as Parcel 35A on plans of Highway Project Searsburg-Wilmington NHF 010-1 (18).

“In addition to the fee title to the above-described land:

“All right, title and interest that Mount Snow, Ltd. has or may have in Parcels 35A and 35B. This interest of Mount Snow, Ltd. is designated as Parcel 36. Parcel 35A has been described above. Parcel 35B is a temporary access across land of Myrick Mason, LLC and in common with Myrick Mason, LLC, which encumbers 2.01 acres more or less. This temporary access shall be provided to Agency of Transportation by Myrick Mason, LLC and in accordance with a separate Dedication Agreement effective September 9, 1999 and a separate license. Parcel 35B is a subject of this proceeding only with respect to the above-described interest of Mount Now [sic], Ltd., but not with respect to any interest of Myrick Mason, LLC.

“Parcels 35A, 35B, and 36 are shown on sheet 36A of the plans for Highway project Searsburg-Wilmington NHF 010-1(18).

EXHIBIT B

Premises Legal Description

DRAFT

18

HAWKINS SCHEDULE “A”

Being a portion of the same lands and premises conveyed Emily E. Hawkins and William S. Hawkins (deceased-date of death December 19, 1987) by quitclaim deed from Paul N. Olson, Trustee, dated April 12, 1963 and recorded in Book 38, Page 112 of the Wilmington Land Records and therein described as follows:

‘‘Being a certain piece or parcel of land lying or being on the westerly and easterly side of the old Somerset Road, so-called, containing one hundred sixty-eight (168) acres more or less, which said lands and premises are designated in Plan Book 2, Page 14 of Wilmington Land Records as Clark Lot 88A, Phipps Lot 30A and Oakes Farm 50A and also shown in Photo Book in the Wilmington Land Records Page F and designated as #12, #13 and #14.

“Also conveying herewith to the Grantees and their heirs and assigns a certain right-of-way for foot and vehicular traffic for the benefit of the 50 acre parcel formerly comprising part of the Oakes Farm, so-called, upon all of the terms and conditions and also including the rights to an alternative right-of-way, all as particularly set froth in the deed from John G. Kristensen, Trustee, to Guy C. Hawkins and William S. Hawkins dated 5 April 1960 and recorded in Wilmington Land Records (Book 36, Page 491).”

EXCEPTED OUT from this conveyance are the lands and premises previously conveyed by Emily E. Hawkins and William S. Hawkins as follows:

1.             15 acres ± to Mount Snow Development Corporation by warranty deed dated August 31, 1968 recorded at Book 45, Page 522 of the Wilmington Land Records; and,

2.             92.4 acres ± to Herbert Hart by warranty deed dated December 7, 1968 recorded at Book 46, Page 336 of the Wilmington Land Records.

“III. WEST LAKE ENTERPRISES LAND

“Being the lands formerly of WEST LAKE ENTERPRISES known as the old gravel pit, and being all and the same lands and premises conveyed to West Lake Enterprises by West Lake Corporation by Warranty Deed dated November 30, 1989, recorded at Book 127, page 170 of the Wilmington Land Records, and therein described as follows:

“It being a portion of the same lands and premises deeded to this Grantor by deed of George L. Bright dated December 9, 1977 and recorded in Book 72, page 472 in the Land Records of the Town of Wilmington further described as follows:

“Beginning at a point on the northerly line of the Cold Brook Road said point being a northerly line of Ralph May and being S 52° 13’ 43” E 678.86 feet from a concrete highway boundary marker in the northerly line of said Cold Brook Road;

thence S 88° 15’ 48” E along a stonewall 516.00 feet to a pipe;

thence S 86° 08’ 53” E along said stonewall 308.78 feet to a pipe;

thence S 87° 05’ 17” E along said stonewall 217.66 feet to a pipe; .

thence N 87°48’05” E 182.30 feet to a point;

thence N 3° 40’ 02” E along a line partially marked by an old stone wall 1494.24 feet to a wall corner;

thence N 3” 35’ 38” E along an old stone wall 418.06 feet to a corner with an old fence line;

thence N 3° 14’ 52” E along said stonewall 694.82 feet to point;

thence N 4° 04’ 47” E along said stone wall 591.07 feet to a wall corner;

thence N 85° 30’ 29” W 407.34 feet to a pipe marking the southeast corner of lands now or formerly of Charles Dunn;

thence N 89° 01’ 49” W 79.13 feet to a pipe at the end of an old stone wall;

thence N 85° 29’ 47” W along said stone wall 142.69 feet to a pipe marking the southwesterly corner of said Dunn;

thence N 86° 56’ 08” W along said stonewall 329.54 feet to a pipe;

thence N 3° 04’ 43” E 1449.98 feet to an old fence post;

thence N 86° 59’ 35” W 1248.92 feet to an iron pipe set in stones;

thence S 3° 43’ 48” W 1456.78 feet to an iron pipe set in stones;

thence N 88° 22’ 27” W 581.05 feet to an iron pipe set in stones;

thence S 2° 29’ 10” W 382.33 feet to a point in the northerly end of an old stonewall;

thence S 2° 45’46” W 319.22 feet to a stone wall corner;

thence S 2° 40’ 12” W along said stone wall 547.19 feet to the southerly end of said stone wall;

thence S 3° 31’ 5” W 174.53 feet to the northerly end of a stone wall;

thence S 3° 00’ 03” W along said stone wall 33.30 feet to a point, such point being N 3° 00’ E

871.00 feet from the northerly boundary of Cold Brook Road measured along such stone wall;

thence S 62° 22’ E 188.94 feet to a point;

thence S 0° 03 ¼’ W 185.02 feet to a point;

thence S 25° 23 ¾’ E 602.33 feet to a point;

thence S 63° 22 ½ E 518 feet to a point;

thence S 31° 47’ W 287.26 feet, more or less, to the northerly boundary of Cold Brook Road, so-called;

thence in a southerly direction along the boundary of Cold Brook Road to the place of beginning.

“Said parcel contains 222.26 acres, more or less.

“Conveyed subject to all utility easements of record or in fact.

“Further reference may be had to a survey entitled, Jessie B. Fabri Estate dated August 1975 by Cadiz Consultants, Inc., Bennington, Vermont and to a survey of a portion of the retained parcel dated July, 1989 and November 29, 1989 entitled West Lake Corporation by Merrill A. Mundell; Jr. P.E.

“ALSO CONVEYED AND ASSIGNED HEREBY are all of Grantors rights under and in a certain Water Rights Agreement by and between West Lake Enterprises, Donald Tarinelli, Bernard Gilhuly, on the one hand, and Mount Snow, Ltd. and Deerfield Operating Company on the other hand, which Water Rights Agreement is dated September 26, 1991, and recorded at Book 133, Page 564 of the Wilmington Land Records.

“SPECIFICALLY EXCLUDED from the lands conveyed in this deed in lieu of foreclosure and described in III. WEST LAKE ENTERPRISES LANDS hereinabove is the following described parcel:

“Beginning at a point 55.03 feet northerly of a point marking the intersection of property boundaries between land now or formerly of Myrick Mason, LLC and land now or formerly of Donald S. and Mary E. Harry and land now or formerly of James L. McGovern, III;

“Thence North 2° 43’ 45.58”, East 292.70 feet along the northwesterly property boundary of land now or formerly of Myrick Mason, LLC and crossing a stream of water known as Cold Brook to a point;

“Thence North 86° 36’ 42.87” East 294.36 feet to a point;

“Thence South 60° 08’ 26.13” East 67.67 feet to a point;

“Thence South 74° 45’ 50.44” East 147.41 feet to a point;

“Thence South 81° 47’ 36.84” East 102.23 feet to a point;

“Thence South 57° 00’ 58.42” East 42.47 feet to a point;

“Thence South 69° 49’ 09.05” East 48.76 feet to a point;

“Thence South 46° 10’ 40.20” East 92.16 feet to a point;

“Thence South 04° 02’ 27.81” West 143.14 feet to a point;

“Thence South 09° 52’ 43.86” West 76.57 feet to a point;

“Thence South 45° 37’ 21.71” West 43.33 feet to a point;

“Thence South 27° 28’ 32.46” East 109.55 feet to a point;

“Thence South 35° 33’ 52.93” East 61.80 feet to a point;

“Thence South 64° 02’ 03.49” East 92.57 feet to a point;

“Thence South 34° 52’ 55.96” East 92.57 feet to a point;

“Thence South 04° 09’ 01.37” East 39.6 feet to a point;

“Thence South 41° 11’ 58.33” East 70.83 feet to a point;

“Thence South 15° 31’ 24.36” East 43.62 feet to a point;

“Thence South 26° 26’ 54.27” East 144.86 feet to a point;

“Thence South 68° 35’ 34.09” West 209.48 feet to a point;

“Thence North 56° 06’ 58.18 West 58.54 feet to a point;

“Thence North 15° 12’ 37.23” West 172.37 feet to a point;

“Thence North 78° 05’ 51.64” West 175.06 feet to a point;

“Thence North 38° 23’ 29.66” West 146.21 feet to a point;

“Thence North 13° 19’ 27.89” West 177.11 feet to a point;

“Thence North 84° 28’ 38.43” West 291.33 feet to a point;

“Thence North 62° 35’ 06.87” West 194.49 feet to the point of beginning;

“The aforesaid described area contains 8.94 acres, more or less and is designated as Parcel 35A on plans of Highway Project Searsburg-Wilmington NHF 010-1(18).

“In addition to the fee title to the above-described land:

“All right, title and interest that Mount Snow, Ltd. has or may have in Parcels 35A and 35B. This interest of Mount Snow, Ltd. is designated as Parcel 36. Parcel 35A has been described above. Parcel 35B is a temporary access across land of Myrick Mason, LLC and in common with Myrick Mason, LLC, which encumbers 2.01 acres more or less. This temporary access shall be provided to Agency of Transportation by Myrick Mason, LLC and in accordance with a separate Dedication Agreement effective September 9, 1999 and a separate license. Parcel 35B is a subject of this proceeding only with respect to the above-described interest of Mount Now [sic], Ltd., but not with respect to any interest of Myrick Mason, LLC.

“Parcels 35A, 35B, and 36 are shown on sheet 36A of the plans for Highway project Searsburg-Wilmington NHF 010-1(18).

EXHIBIT C

Pipeline Agreement

DRAFT

19

AGREEMENT

This Agreement made and entered into this 22nd day of July, 2010 by and between the Town of Wilmington, a Vermont municipality, hereinafter called Wilmington, and Mount Snow Ltd., and Peak resorts, Inc., their successors and assigns, hereinafter called Mount Snow.

WHEREAS, Mount Snow intends to construct a snowmaking impoundment and associated infrastructure in Wilmington, Vermont; and

WHEREAS, as part of this project Mount Snow will bury several waterlines within the Wilmington town right-of-way along Coldbrook Road; and

WHEREAS, Wilmington is willing to allow and permit Mount Snow to use the Coldbrook town right-of-way for its pipeline route to the ski resort; and

WHEREAS, Wilmington desires to use one of these waterlines as a source of municipal fire fighting water; and

WHEREAS, Mount Snow is willing to provide Wilmington with access to a buried waterline for municipal fire fighting purposes.

NOW, THEREFORE, in consideration of mutual promises as herein set forth, the parties hereby agree as follows:

1.                                                              As an integral part of its West Lake snowmaking project Mount Snow will construct and install a 24’ waterline within the Gold Brook Road town right of way, All work must meet all state and federal environmental requirements. Wilmington’s approval of Mount Snow’s construction plans shall not discharge Mount Snow’s responsibility to obtain these permits.

2.                                                              On four or more occasions the waterline will cross under Coldbrook Road, in all such instances, the crossing shall be completed by; compacting in 6’’ lifts, grinding tapers to 20’ on each side 1.5” overlay. All road crossings shall be overseen and approved by the Wilmington Road Supervisor and completed in accordance with the terms of this agreement and in compliance with all town and state standards.

3.                                                              Wilmington has applied for a state grant to reclaim a section of Coldbrook Road. Two of the four road crossings in Mount Snow’s construction plans are in the section of that road subject to the reclamation plan. If Wilmington receives the grant, then Mount Snow, the Town and the Contractor hired under the grant shall coordinate their work so that the two road crossings and the reclamation will be done as part of one plan. The parties hereto shall make concerted efforts to complete the two road crossings in concert with the work envisioned by the state grant Mount Snow, consequently, will not be responsible for the expense of digging, filling and paving these sections, and in lieu thereof Mount Snow shall pay Wilmington the sum of $9,000.

4.                                                              Wilmington understands and agrees that all work in laying the waterlines other than the four heretofore mentioned road crossings, will be done in the Town Right-Of-Way and should not impact any of the actual road pavement. Any damage to road pavement, as determined by Wilmington’s road supervisor, will be repaired by a contractor hired by Wilmington and paid for by Mount Snow. If there is damage to the road pavement in two places where those two places are less than 100 feet apart, then the whole lane will be paved between the two damaged areas with the cost being paid for by Mount Snow.

5.                                                              After the pipe is laid in the Town Right-Of-Way, the Road shoulders shall be finished with 1.5” dense grade material to a depth of 4” and 3” minimum width from edge of blacktop.

6.                                                              If, in the opinion of the Wilmington Road Supervisor, any culvert or culvert header is damaged while the waterline is being constructed, Mount Snow shall be responsible for repairing or replacing the culvert or header to the Road Supervisor’s specifications. If Mount Snow disagrees with the Road Supervisor’s assessment, either in the damage that was done or with his recommendation as to whether the culvert or header needs to be repaired or replaced, then Mount Snow’s representatives and the Wilmington Town Manager will meet with the Road Supervisor to discuss. The final decision in this matter will be made by the Town Manager.

7.                                                              Mount Snow shall lay the waterline a minimum of 5’ deep under structures extending 15’ each side of the two large structures at Haystack Brook and Cold Brook. Backfill with 2’ of concrete shall be installed around pipes. Mount Snow shall use flowable fill under structures. Mount Snow’s engineer shall discuss with the Wilmington Road Supervisor Mount Snow’s Boring Plan and shall modify said plan to meet the Supervisor’s concerns to avoid any culvert damage.

8.                                                              Stone ditches shall be used where needed and shall be installed to State standards, Mount Snow shall spread hay and seed any disturbed areas.

9.                                                              Mount Snow shall cut and chip any trees or brush damaged by its construction practice.

10.                                                       Any guardrails that are damaged or removed by Mount Snow shall be replaced and Set by a town-approved company and set to State standards.

11.                                                       Mount Snow shall replace any road signs that are taken down when the Water line is being installed and which are not reinstalled due to their poor condition or because they no longer comply with federal highway standards. If Mount Snow and the Road Supervisor can’t agree on sign(s) replacement, the process outlined in section six above will be utilized. All replaced signs must meet MUCD standards.

12.                                                       For two years after the work is complete, Mount Snow shall be responsible for making repairs to any section of road, town right-of-way, culvert and or culvert header, including road crossing where these had been directly impacted by the laying of the water line. Mount Snow’s responsibility for these repairs shall survive for two calendar years after all waterlines have been constructed and installed in Wilmington’s right-of-way.

13.                                                       Notwithstanding paragraph 12 above, if at any time hereafter the Town needs to have work done on the road, or within the Highway Right-of Way, as a result of the location of, presence of, or performance of waterline pipes serving Mount Snow, Mount Snow will be responsible for paying the cost of any work associated with pipeline or caused by the pipeline.

14.                                                       In the event Wilmington performs work in the highway or highway right-of-way unrelated to the waterline, and for which the waterline interferes With the work, Mount Snow shall be responsible for the additional costs associated with managing the waterline.

2

15.                                                       Any structure requiring a manhole must utilize a manhole 30” in diameter.

16.                                                       Mount Snow shall make all reasonable efforts to contract with local contractors and subcontractors for portions of this project.

17.                                                       As part of the laying of the water line. Mount Snow shall install 3 fire hydrants along the section of pipeline within Wilmington. The locations to be: Coldbrook Rd (sheet 23, Station 6500; the junction of Coldbrook Rd and Mann Road; and the junction of Coldbrook Road and Sturgis Road.

18.       Fire hydrant specifications shall be as follows:

•             Standard Hydrant

•             Shall have 1, 4.5 inch “steamer connection” facing the roadway with two, 2.5 inch discharge ports one on each side of the hydrant on the same plane as the steamer connection.

•             The hydrant shall be located within 8’ feet of the traveled way.

•             The discharge ports Shall be at a minimum of 24”above finish grade with a maximum of 36”above finish grade.

•             The steamer connection shall face the roadway.

•             Two protective bollards shall be installed on either side of the hydrant and shall he installed in such a manner as to not impede the opening or connecting of hoses and gates to the hydrant.

•             All hydrants shall be marked as to be easily located at all times.

•             All hydrants installed on a water main NOT intended for domestic use shall be of the self draining type and installed accordingly.

•             Hydrants shall be flushed yearly by Mount Snow.

•             Mount Snow responsible for any maintenance of the hydrant from water line up to and including curb stop. Town is responsible for any Other maintenance of hydrant.

•             For hydrants to be usable, water line to remain pressurized year round and line to remain as such until Mount Snow permanently discontinues the use of the water line. Mount Snow shall give Town of Wilmington at least one month’s written notice of its intent to permanently discontinue use of the water line.

•             [ILLEGIBLE]

19.                                                       In providing hydrants and flushing services to Wilmington, Mount Snow shall not be liable for any Failure of the hydrants or lack of pipeline pressure and Wilmington shall hold harmless and indemnify Mount Snow, its owner, employees, agents, and insurers for any claims of damage to person or property arising out of such failures, Such indemnification shall include all reasonable attorney fees related to claims against Mount Snow.

20.                                                       As additional consideration for this agreement, Mount Snow agrees to work with Wilmington as to the location, easements, licenses, permitting, etc. of the Valley Trail as it crosses lands and premises

3

currently owned by or that will be owned by Mount Snow as part of the West Lake project, and will not unreasonably withhold permission for said trail to cross lands of Mount Snow.

21.                               Mount Snow shall indemnify and save Wilmington harmless from all claims growing out of the lawful demands of subcontractors, laborers, workmen, mechanics, materialmen, and furnishers of machinery, equipment, tools and all supplies, incurred in the furtherance of the performance of the work associated with the pipeline. At the completion of the work contemplated herein, Mount Snow shall furnish satisfactory evidence that all obligations of the project have been paid.

Mount Snow shall purchase and maintain such insurance as will protect Wilmington from claims set forth below which may arise out of or result from its execution of the work, whether such execution by Mount Snow or by any subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

l.                                       Claims under workmen’s compensation.

2.                                   Claims for damages because of bodily injury, or death of his employees.

3.                                   Claims for damages because of bodily injury, sickness, or death of any person other than Mount Snow’s employees.

4.                                   Claims for damages insured by usual personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by Mount Snow, or (2) by any other person.

5.                                   Claims for damages because of injury to or destruction of tangible property, including loss of use resulting therefrom.

Mount Snow shall provide insurance for the water pipeline project, which insurance shall name Wilmington as an additional insured. Certificates of Insurance acceptable to Wilmington shall be filed with Wilmington prior to commencement of the work on the pipeline. In addition, Mount Snow agrees to indemnify and save harmless Wilmington, its assigns, agents, and invitees against liability arising from the construction of the water pipeline or from the use of the premises by Mount Snow for a water pipeline. Mount Snow shall provide and keep in force at its sole expense and for the mutual benefit of Wilmington and Mount Snow general liability policies in the form and with the Standard limits of liability as set by the Property and Casualty Intermunicipal Fund (PAC1F) of Vermont. Said limits are currently $1,000,000 per claim and $.2,000,000 in the aggregate. Within thirty (30) days after the execution of this Agreement Mount Snow shall provide Wilmington with a certificate containing evidence of such coverage, and shall thereafter provide Wilmington with appropriate evidence of payment of premiums for said coverage upon each anniversary date of said policy. Wilmington shall be notified by the Town’s insurance carrier at least 30 days in advance of any insurance cancellation or coverage termination. Mount Snow shall not permit the water pipeline to be used, nor do or permit anything to be done on the pipeline property, in a manner which will violate or make void or voidable any insurance then in force with respect thereto, or which will make it impossible to obtain insurance, or which will cause or be likely to cause damage to the town roadway and its right of way, or which will cause or constitute a public nuisance, and shall not use or permit the pipeline to be used in any matter which will violate any present or future laws or regulations of any government authority,

4

22.                                                       This Agreement supersedes all prior oral or written agreements, if any, between the parties and constitutes the entire agreement between the parties with respect to the duties and responsibilities under this Agreement. This agreement shall run with the land and shall inure to the benefit of the respective parties, their successors and assigns.

23.                                                       This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont.

24.                                                       The provisions of this Agreement are severable and the invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the validity or enforceability of any other provision.

25.                                                       This Agreement does not constitute an agreement for a partnership or joint venture between Mount Snow and Wilmington.

BY: SELECTBOARD, TOWN OF WILMINGTON

/s/ Thomas Consolino		7/22/2010
Thomas Consolino, Chair		Date

MOUNT SNOW, LTD

By:	/s/ Kelly Pawlak	7/23/2010
Kelly Pawlak, General Manager		Date

PEAK RESORTS, INC.

By:	[ILLEGIBLE]	7/22/2010
[ILLEGIBLE]		Date

5

EXHIBIT D

Encumbrances

DRAFT

20

EXHIBIT C

RAPID USA: DRAFT FOR DISCUSSION ONLY

C-2

LOAN AGREEMENT

THIS LOAN AGREEMENT (the “Agreement”), dated as of [                              ], 2013, is made by and between Carinthia Group 1, L.P., a limited partnership organized under the laws of the State of Vermont (the “Lender”) and Carinthia Ski Lodge LLC, a limited liability company organized under the laws of the State of Vermont (the “Borrower”).

RECITALS:

WHEREAS, the Borrower was organized to undertake the development and construction of the Carinthia Ski Lodge, a new approximately thirty six thousand square-foot skier services building located at the base of the Carinthia slopes providing extensive food and beverage facilities, ski rentals services, retail and convenience store, parking lot and lift ticket sales at the Mount Snow Ski Resort in West Dover, Vermont (the “Project”);

WHEREAS, under the terms of the offering (the “Offering”) described in the Carinthia Group 1 L.P. Private Placement Memorandum (the “Private Placement Memorandum”), the Lender is seeking to raise capital from, among other investors, persons who are not citizens or lawful permanent residents of the United States and who desire to become limited partners of the Lender, and the investments may enable such investors to become eligible for admission to the United States of America as lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§1153 (b)(5)(A)-(D); INA § 203 (b)(5)(A)-(D) of the Immigration and Nationality Act (the “EB-5 Program”); and

WHEREAS, to comply with the EB-5 Program the Lender must invest or loan the funds raised through the Offering from such investors in or to a business carrying on a “commercial venture”; and

WHEREAS, in furtherance of the Offering and in compliance with the requirements of the EB-5 Program, the Lender has agreed, subject to the terms and conditions of this Agreement, to extend to the Borrower a line of credit in the minimum amount of $500,000 and a maximum principal amount of $22,000,000 based upon the number of limited partnership interests in the Lender sold pursuant to the Offering for the development and construction by Borrower of the Project, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Line of Credit.

1.1                               Line of Credit Established. Subject to the terms and conditions hereof, and in reliance on the representations and warranties and covenants contained herein, Lender hereby agrees to extend one or more advances (each, an “Advance” and collectively, “Advances”), up to an aggregate principal amount of $22,000,000 (the sum of such Advances, the “Loan”); provided that the Borrower shall draw, and the Lender shall make, Advances equal to the entire principal amount of the Loan to the Borrower (or such lesser proceeds as shall have been received by the Lender from investors pursuant to the Offering) in material compliance with all requirements of the EB-5 Program and the Business Plan included in the Private Placement Memorandum including, without limitation, any applicable deadline for disbursement of the Loan, provided that any such non-compliance that would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C. § 1153 (b)(5)(A) — (D), 1NA § 203 (b)(5)(A) — (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended, shall be deemed material.

1.2                               Note. Concurrently with the execution of this Agreement, the Borrower hereby executes and delivers a promissory note payable to the Lender in the original principal amount of $22,000,000 (as amended, supplemented, restated, replaced or otherwise modified from time to time, the “Note”). The Note shall evidence the absolute and unconditional obligation of the Borrower to repay the Lender for all Advances made by the Lender, with interest as provided in this Agreement and the Note. Each Advance from time to time shall be deemed evidenced by the Note, which is deemed incorporated in this Agreement by reference and made part hereof. The Note shall be in the form set forth on Exhibit A.

1.3                               Maturity and Interest Rate. The Borrower shall repay the Loan in full, together with any interest accrued but unpaid thereon, on the maturity date set forth in the Note. Advances shall bear interest on the unpaid principal balance of the Loan outstanding at any time from the Funding Date of each such Advance to the maturity date (or repayment) at the rate set forth in the Note. “Funding Date” means, with respect to any Advance, the date on which such Advance is made to the Borrower.

1.4                               Draw Requests.

(a)                                 At any time and from time to time, subject to the requirements of the EB-5 Program and the Business Plan included in the Private Placement Memorandum including, without limitation, any applicable deadline for disbursement of the Loan, the Borrower may request one or more Advances by submitting to the Lender a completed and executed draw request (“Draw Request”) no later than five business days prior to the Funding Date of such Advance. Each such Advance shall be in the aggregate amount of not less than $25,000 (or, if less, the remaining amount available under the Loan). Subject to the provisions of this Agreement, the Lender shall make the Advance on the proposed Funding Date in accordance with the Borrower’s Draw Request. Each Draw Request shall clearly identify the use of the proceeds and their investment directly into the Project in accordance with the Project’s plans, specifications and budget and shall be accompanied by appropriate supporting documentation.

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2.                                                                                      Representations and Warranties. The Borrower represents and warrants to the Lender on the date hereof and on each Funding Date as follows.

2.1                               Organization, Good Standing and Qualification.

(a)                                 The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Vermont. The Borrower has all requisite power and authority to own and operate its properties and assets, to execute and deliver this Agreement and to develop and construct the Project.

(b)                                 The Borrower is not in violation or default of any term of its organizational documents. The execution, delivery, and performance of this Agreement and the Note will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under its organizational documents.

2.2                               Authorization; Binding Obligations. All action on the part of the Borrower, its officers, managers and members necessary for the authorization of this Agreement and the Note and the performance of all obligations of the Borrower hereunder and thereunder has been taken. This Agreement and the Note have been duly executed and delivered by the Borrower and constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) that restrict the availability of equitable remedies.

2.3                               Liabilities. The Borrower does not have and is not subject to any liability or obligation of any nature, whether accrued, absolute, contingent, or otherwise, asserted or unasserted, known or unknown (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due), except liabilities incurred in the ordinary course of business of the Borrower in connection with the development and construction of the Project.

2.4                               Agreements. All agreements, understandings, arrangements or other commitments to which the Borrower is a party (collectively, “Contracts”) are in all material respects valid and enforceable in accordance with their terms. The Borrower is not in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein, and, to the Borrower’s knowledge, no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder by the Borrower, except in either case where such default would not and would not reasonably be expected to have, individually or collectively, a material adverse effect on the Borrower. The execution, delivery, and performance by the Borrower of this Agreement and the Note will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any Contract, except in either case where such default would not and would not

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reasonably be expected to have, individually or collectively, a material adverse effect on the Borrower.

2.5                               Obligations to Related Parties. The Borrower has no obligations to executive officers, managers, members, employees or affiliates of the Borrower, except obligations to Mount Snow Ltd. or any of its affiliates solely to the extent such obligations have arisen or arise in connection with the development and construction of the Project.

2.6                               Real and Personal Property.

(a)                                 Real Property. The Borrower does not own any real property. With respect to real property leased by the Borrower (the “Leased Real Property”), each of the leases for the Leased Real Property is in full force and effect, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights. Neither the Borrower nor, to the Borrower’s knowledge, any other party thereto is in material default under any of said leases, nor is the Borrower aware of any event that has occurred which, with the giving of notice or the passage of time, or both, would give rise to a material default thereunder.

(b)                                 Personal Property. The Borrower has good and marketable title to all of its personal property and assets, and all such personal property and assets are in good working condition, reasonable wear and tear excepted. None of such personal property or assets is subject to any Lien other than Permitted Liens. “Lien” means any security interest, mortgage, pledge, lien, claim, charge, title retention or other encumbrance. “Permitted Liens” means (a) statutory Liens for taxes, which are not yet due and payable, (b) statutory or common law Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default, (c) statutory or common law Liens in favor of carriers, warehousemen, mechanics and materialmen to secure claims for labor, materials or supplies and other like liens incurred in the ordinary course of business that are not yet due and payable, (d) pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs, (e) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use, (f) Liens in favor of Mount Snow Ltd. or any of its affiliates solely to the extent such Lien is attached to personal property or other assets that have been contributed to the Project by Mount Snow Ltd. or any of such affiliates, and (g) Liens securing indebtedness advanced by a third party to the Borrower to the extent that such indebtedness has been or will be used by the Borrower to complete the Project pursuant to the Business Plan and remains outstanding.

2.7                               Litigation. There is no litigation, arbitration, mediation or proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower or affecting any of its properties or assets or which may call into question the

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validity or hinder the enforceability of this Agreement or the Note or the transactions contemplated hereby and thereby.

2.8                               Compliance with Laws; Authorizations.

(a)                                 The Borrower has complied in all material respects with each, and is not in violation of any, law, statute, regulation, rule, ordinance or order (“Laws”) to which the Borrower or its business, operations, employees, assets or properties is or has been subject.

(b)                                 Except as set forth in the schedule attached to this Agreement as Schedule 2.8, all material licenses, permits and other authorizations (“Authorizations”) required by the Borrower for the development and construction of the Project (other than predevelopment and preconstruction expenditures) are valid and in full force and effect and none of such authorizations will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement and the Note.

2.9                               Insurance. The Borrower has fire, casualty, product liability, and business interruption and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties which might be damaged or destroyed or sufficient to cover liabilities to which the Borrower may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar businesses as Borrower. There is no material default by the Borrower, or to the knowledge of the Borrower, by any insurance carrier of such policies, or event which could give rise to a material default under any such policy.

3.                                      Conditions

3.1                               Conditions Precedent to Each Advance.

(a)                                 The Borrower shall have executed and delivered the Note to the Lender (initial Advance only).

(b)                                 The Lender shall have timely received a Draw Request.

(c)                                  The Borrower shall have delivered to the Lender a certificate, dated as of the date of the Advance, signed by the President of the Borrower certifying (i) compliance in all material respects with all covenants and agreements herein then required to be or to have been complied with by it and (ii) the absence of any Event of Default or any event which, with the passage of time, or the giving of notice, or both, would constitute an Event of Default under this Agreement, in each case both prior to and immediately upon the making of such Advance.

(d)                                 No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any governmental authority against the Borrower or the Lender.

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(e)                                  Peak Resorts, Inc. shall have executed and delivered the Guaranty in the form attached hereto as Exhibit B (the “Guaranty”) to the Lender (initial Advance only).

4.                                      Covenants of Borrower.

4.1                               Affirmative Covenants. From the Effective Date until the date on which all Advances hereunder and under the Note are paid in full, together with any interest accrued but unpaid thereon, the Borrower will, unless the Lender shall otherwise consent in writing:

(a)                                 Use of Proceeds. Use the proceeds of the Advances solely to develop and construct the Project in the State of Vermont and in material compliance with the requirements of the EB-5 Program and the Business Plan that is included in the Private Placement Memorandum, provided that any such non-compliance that would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C. § 1153 (b)(5)(A) — (D), INA § 203 (b)(5)(A) — (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended, shall be deemed material. Upon written request of the Lender the Borrower shall furnish such written evidence that the proceeds have been used for such purposes and periodically furnish such written evidence that establishes the requisite employment created in the Project pursuant to the EB-5 Program and as disclosed in the Private Placement Memorandum.

(b)                                 Compliance with Laws. Comply in all material respects with all applicable Laws and maintain in effect all Authorizations that are required or otherwise necessary for the Borrower to develop the Project.

(c)                                  Preservation of Existence. Preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business requires it to be so qualified or where the ownership of its properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not materially adversely affect the enforceability of this Agreement and the Note, the business, properties, operations, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations hereunder.

(d)                                 Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the development, construction and administration of the Project in compliance with all applicable Laws and Authorizations.

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(e)                                  Maintenance of Properties. Maintain its properties and assets, whether owned or leased, in good condition and repair (normal wear and tear excepted), and pay and discharge or cause to be paid and discharged, when due, the cost of repairs to or maintenance of the same.

(f)                                   Insurance. Maintain insurance with respect to its properties and assets and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities. Such insurance shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender (but in no event less than the amount of the Loan then outstanding together with interest accrued but unpaid thereon). In addition, all such insurance shall name the Lender as loss payee and/or additional insured, as applicable, for the benefit of the Lender.

(g)                                  Taxes. File or cause to be filed all federal, state and local tax returns which are required to be filed by it. The Borrower shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it. At its option, the Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Project, may pay for insurance on the Project and may pay for the maintenance and preservation of the Project. The Borrower agrees to reimburse the Lender on demand for any reasonable payments made, or any reasonable expenses incurred by the Lender pursuant to the foregoing authorization.

(h)                                 Performance of Obligations. Perform, pay and discharge, as and when due, all of the Borrower’s obligations (both monetary and non-monetary) under this Agreement.

(i)                                     Inspection Rights. Permit Vermont Regional Center as agent of the limited partners of the Lender (the “Agent”) to inspect the Project upon reasonable request and provide copies of such financial records pertaining thereto as such Agent may reasonably request.

(j)                                    Assurances. The Borrower will, at its expense, upon reasonable request of the Lender promptly and duly execute and deliver such documents and assurances and take such actions as may be necessary or desirable or as the Lender may reasonably request in order to correct any defect, error or omission which may at any time be discovered or to more effectively carry out the intent and purpose of this Agreement.

4.2                               Negative Covenants. From the date of this Agreement until the date on which all Advances hereunder and under the Notes are paid in full, together with any interest accrued but unpaid thereon, the Borrower will not, without the written consent of the Lender:

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(a)                                 Liens and Encumbrances. Create, assume or permit to exist any Lien upon any of the properties or assets financed or purchased with the proceeds of the Loan other than security interests with respect to money borrowed from the Lender and Permitted Liens.

(b)                                 Transfer of Assets or Properties. Sell, enter into an agreement of sale for, convey, lease, assign, transfer, pledge, grant a security interest, mortgage or other Lien other than Permitted Liens in, or otherwise dispose of the any of the properties or assets financed or purchased with the proceeds of the Loan.

(c)                                  Stock, Merger, Consolidation, Etc. Sell any equity interests to any person other than Peak Resorts, Inc. or any of its wholly-owned subsidiaries or merge or consolidate with any person.

(d)                                 Guarantees. Guarantee, endorse or otherwise be or become contingently liable in connection with the obligations of any other person, except endorsements of negotiable instruments for collection in the ordinary course of business.

(e)                                  Limitation on Transactions with Affiliates. Other than transactions on terms no less favorable to the Borrower than those that could reasonably be obtained at arms’ length in the ordinary course of business, enter into, or be a party to, any transaction with any affiliate.

(f)                                   Limitation on Investments. Make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any affiliate or any other person.

(g)                                  Negative Pledge. Grant any Lien in, or otherwise encumber, any of its properties or other assets other than Permitted Liens.

5.                                      Default

5.1                               Events of Default. The occurrence of any one or more of the following events, conditions or state of affairs shall constitute an Event of Default hereunder and under the Note:

(a)                                 The Borrower shall fail to pay as and when due any principal or interest hereunder or under the Note.

(b)                                 The Borrower shall fail to observe or perform any obligation or any covenant to be observed or performed by it hereunder or under the Note (other than the obligation to pay principal and/or interest under the Note) and such failure shall continue uncured for a period of 60 business days after the Borrower becomes aware of the occurrence thereof (such cure period to be applicable only in the event such default can be remedied by corrective action of the Borrower as determined by the Lender).

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(c)                                  Any representation or warranty made by Borrower in this Agreement shall prove to have been false or misleading in any material respect at the time when made.

(d)                                 Any judgment, writ or warrant of attachment or similar process involving an amount in excess of U.S. $100,000 shall be entered or filed against the Borrower or any of its assets or properties and shall remain undischarged for a period of 30 days.

(e)                                  If the Borrower makes an assignment for the benefit of creditors generally, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter owned or conducted by Borrower, except as otherwise expressly permitted in this Agreement.

(f)                                   Upon the commencement of any action for the dissolution or liquidation of the Borrower, or the commencement of any case or proceeding for reorganization or liquidation of the Borrower’s debts under the Bankruptcy Code or any other state or federal law, now or hereafter enacted for the relief of debtors, whether instituted by or against the Borrower; provided, however, that the Borrower shall have 60 days to obtain the dismissal or discharge of any involuntary proceeding filed against it and the Lender may seek adequate protection in any bankruptcy proceeding.

(g)                                  Upon the appointment of a receiver, liquidator, custodian, trustee or similar official or fiduciary for the Borrower or for a material portion of any property of the Borrower.

(h)                                 This Agreement or the Note shall cease for any reason to be in full force and effect or shall be declared to be null and void or unenforceable in whole or in part.

(i)                                     Other than Liens in favor of the Lender or Liens otherwise consented to in writing by the Lender, imposition of any Lien or series of Liens against the Borrower or any of the properties or other assets financed or purchased with the proceeds of the Loan except Permitted Liens.

(j)                                    The Borrower shall cease to develop and construct the Project prior to completion.

(k)                                 The Guaranty shall cease to be in effect.

5.2                               Remedies on Default. Upon the occurrence of an Event of Default:

(a)                                 Subject to Section 5.2(d), in addition to the rights specifically granted hereunder or now or hereafter existing in equity, at law, by virtue of statute or otherwise (each of which rights may be exercised at any time and from time to time), the Lender may forthwith declare all obligations, including all principal and interest, to be immediately due and payable, without protest, demand or other notice (which are hereby expressly waived by Borrower). Upon the occurrence of an Event of Default specified in

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Section 5.1(e), (f) or (g) above, but subject to Section 5.2(d), all Advances, including all interest accrued but unpaid thereon, shall be immediately due and payable without any declaration by the Lender.

(b)                                 The Borrower will pay the Lender’s fees incurred in any action seeking enforcement of the Lender’s rights hereunder.

(c)                                  No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Lenders of any right, power or remedy preclude any other further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies provided herein shall be in addition to and not exclusive of any rights or remedies provided at law or in equity. The remedies provided herein or in the Note or otherwise available to the Lender at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall occur.

(d)                                 No rights and remedies may be exercised upon an Event of Default if such rights or remedies would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§ 1153 (b)(5)(A) - (D), INA § 203 (b)(5)(A) - (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended.

6.                                      Miscellaneous.

6.1                               Amendment and Waiver. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Borrower, shall in any event be effective unless (a) the same shall be in writing and signed by the Lender and Borrower (with respect to an amendment) or the Lender (with respect to a waiver or consent by it) or the Borrower (with respect to a waiver or consent by it), as the case may be, and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any amendment or waiver by the Lender of any provision of this Agreement or the Note shall require the consent of limited partners in the Lender that own not less than a majority of the limited partnership interests then outstanding.

6.2                               Entire Agreement. This Agreement, the Note and the Guaranty constitute the entire agreement among the parties relative to the specific subject matter hereof and thereof.

6.3                               Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) the next

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business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to a party at the address or facsimile number of such party set forth on such party’s signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other parties hereto.

6.4                               Binding Effect. This Agreement shall be binding upon and inure to the benefit of Borrower and the Lender and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy). The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lender. The Lender may not assign any of its rights and obligations hereunder and interests without the prior written consent of the Borrower. .

6.5                               GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF VERMONT WITHOUT REGARD TO CONFLICT OF LAWS. THE BORROWER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF VERMONT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE BORROWER AND THE LENDER HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE BORROWER AND THE LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, BOTH PARTIES HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 8.5 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

6.6                               Survival. All warranties, representations, and covenants made by the Borrower in this Agreement and the Note shall be considered to have been relied upon by the Lender, and shall survive the delivery to the Lender of the Note, regardless of any investigation made by the Lender. All statements in any such certificate or other instrument prepared and/or delivered for the benefit of the Lender shall constitute

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warranties and representations by the Borrower under this Agreement. Except as otherwise expressly provided in this Agreement, all covenants made by the Borrower under this Agreement or the Note shall be deemed continuing until all Obligations are satisfied in full.

6.7                               Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.8                               Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.9                               EB-5 Program. Notwithstanding anything in this Agreement, the Note or instruments, agreements and documents executed by the Borrower at the Lender’s request contemporaneously hereof in connection with this Agreement or the Note to the contrary, no payment shall be made by the Borrower to Lender or any other creditor that would jeopardize evidencing the use of the proceeds of the Loan to create the requisite employment in the Project pursuant to the requirements of the EB-5 Program.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[LOAN AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

CARINTHIA GROUP 1, L.P.

By:	[ ],
Its general partner

By:
Name:
Title:

Address:

Facsimile:

CARINTHIA SKI LODGE LLC

By:
Name:
Title:

Address:

Facsimile:

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EXHIBIT A

FORM OF NON-REVOLVING LINE OF CREDIT NOTE

U.S. $22,000,000	[ , 2013]

FOR VALUE RECEIVED, CARINTHIA SKI LODGE LLC, a Vermont limited liability company with a principal place of business at [                         ] (the “Borrower”), hereby promises to pay to Carinthia Group 1, L.P., a Vermont limited partnership with a principal place of business at [                               ] (the “Lender”), or order, the principal sum of $22,000,000 or such lesser amount as shall have been advanced and remain outstanding under the terms of the Agreement defined below (the “Principal Sum”), together with accrued interest thereon, in the manner and upon the terms and conditions set forth below. The actual amount due and owing from time to time under this Non-Revolving Credit Note (“Note”) shall be evidenced by Lender’s records of receipts and disbursements, which shall be prima facie evidence of such amount, absent manifest error.

1.                                      Incorporation of the Loan Agreement. The Lender and the Borrower are parties to that certain Loan Agreement (the “Agreement”) dated as of [                          ], 2013. The terms and conditions of the Agreement are hereby incorporated in this Note by reference and the Lender and the Borrower are entitled to all rights and benefits of the Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

2.                                      Payment of Principal and Interest.

(a)                                 This Note shall automatically mature and be due and payable in full, together with any interest accrued but unpaid thereon, on the sixth anniversary date of the first Advance under this Note (the “Maturity Date”); provided, however, the Borrower may upon written consent of the Lender, such consent not to be unreasonably withheld, extend the Maturity Date for a period of up to an additional six (6) years (the “Extension Option”). It is the Borrower’s intention to repay the Principal Sum, together with any interest accrued but unpaid thereto, on the Maturity Date with the proceeds of long-term financing or from other available sources.

(b)                                 Interest shall accrue on the unpaid Principal Sum on a simple interest basis at a fixed rate of 2.5% per annum computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the Principal Sum and any and all interest accrued thereon are paid. Such interest will not be compounded or capitalized. Interest payments shall be paid to the Lender in arrears by the Borrower by way of semi-annual payments on June 1 and December 1 of each year during which any portion of the Principal Sum is outstanding. In the event that the Borrower exercises the Extension Option, the fixed interest rate shall be increased to 3.5% per annum computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the Principal Sum and any and all interest accrued thereon are paid.

(c)                                  All sums payable hereunder shall be payable in lawful money of the United States and shall be applied first to accrued and unpaid interest and then in payment of the Principal Sum.

(d)                                 Without in any way limiting Lender’s rights and remedies hereunder and under the Note, after the occurrence of an Event of Default, and until such time such Event of Default shall have been cured or waived, Advances and other obligations hereunder shall bear interest at the rate of 5% per annum (the “Default Interest Rate”) or such lesser rate permitted by applicable law, if the Default Interest Rate would violate applicable law. This clause (d) shall not be given effect to the extent that the application of the Default Interest Rate would in any way alter or amend the calculations of the Business Plan included in the Private Placement Memorandum.

3.                                      Place of Payment. The Principal Sum together with and all accrued and unpaid interest thereon shall be payable at the Lender’s principal executive offices at [                    ], or at such other place as the Lender, from time to time, may designate in writing.

4.                                      Prepayment. The Borrower shall be prohibited from prepaying the Principal Sum, in whole or in part, if such prepayment would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§ 1153 (b)(5)(A) - (D), INA § 203 (b)(5)(A) - (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended. Subject to the foregoing, any portion of the Principal Sum that is prepaid shall be accompanied by any and all interest accrued but unpaid thereon.

5.                                      Presentment. The Borrower hereby waives diligence, demand, presentment for payment, protest and notice of protest, notice of acceleration, and all other notices or demands of any kind.

6.                                      Rights and Remedies. The rights and remedies granted or available to the Lender with respect to the obligations of the Borrower evidenced by this Note are set forth in the Agreement, and the Lender may exercise the respective rights, options, and remedies provided for in the Agreement, or otherwise available at law or in equity, all in accordance with their respective terms. All rights and remedies granted or available to the Lender by this Note and the Agreement shall be deemed concurrent and cumulative, and not exclusive of any rights or remedies available at law or in equity. Notwithstanding the foregoing, no such rights and remedies may be exercised if the exercise of such rights or remedies would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§ 1153 (b)(5)(A) -

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(D), INA § 203 (b)(5)(A)-(D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended.

7.                                      Costs and Expenses. In addition to all other sums payable under this Note, the Borrower also agrees to pay to the Lender, on demand, all reasonable costs and expenses (including attorneys’ fees and legal expenses) incurred by the Lender in the enforcement of the Borrower’s obligations under this Note.

8.                                      Severability. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of the Lender in order to effectuate the purposes and intent of this Note.

9.                                      Governing Law. This instrument shall be governed by and construed in accordance with the laws of the State of Vermont, excluding its conflicts of laws rules. BORROWER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF VERMONT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE OF THE AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID.

10.                               Successors and Assigns. The provisions of this Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective heirs, executors or administrators and assigns. The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lender. The Lender may not assign any of its rights and obligations hereunder and interests without the prior written consent of the Borrower and subject to Section 11 below.

11.                               Transfers. The Borrower shall maintain at its offices a register (the “Register”) for the recordation of the names and addresses of the Lender and each holder of this Note. Without limitation of any other provision of Section 10 above or this Section 11, no transfer shall be effective until recorded in the Register. The entries in the Register shall be conclusive absent manifest error and the Borrower may treat each person whose name is recorded in the Register as a holder of this Note notwithstanding any notice to the contrary. The foregoing provisions are intended to comply with the registration requirements in the U.S. Treasury Regulation Section 5f.l03-l so that this Note is considered to be in “registered form” pursuant to such regulation.

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.

CARINTHIA SKI LODGE LLC

By:
Name:
Title:

Address:

Telephone:
Facsimile:

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EXHIBIT B

FORM OF GUARANTY OF COLLECTION

For good and valuable consideration, Peak Resorts, Inc. a corporation with its registered office in St Louis Missouri, and with a mailing address of 17409 Hidden Valley Drive, Wildwood, Missouri 63025 (the “Guarantor of Collection”), absolutely and unconditionally guarantees and promises to pay to Carinthia Group 1 L.P, a Vermont limited liability company with a principal place of business in West Dover, Vermont (the “Lender”), or its order, on demand, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of its affiliate Carinthia Ski Lodge LLC, a limited liability company organized under the laws of the State of Vermont, and with a mailing address of [                   ] (the “Borrower”), owed to the Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of the Guarantor is limited to the Indebtedness and the obligations of the Guarantor are continuing until the Indebtedness is fully paid and satisfied and all loan facilities comprising the Indebtedness are expired or terminated.

1.                                      Defined Terms. The following words shall have the following meanings when used in this Guaranty:

(a)                                 “Guaranty” shall mean this Guaranty of Collection made by the Guarantor for the benefit of the Lender.

(b)                                 “Indebtedness” shall mean all of the Borrower’s liabilities, obligations, debts, and indebtedness to the Lender that are incurred in connection with a loan in the maximum principal amount of $22,000,000 pursuant to that certain Loan Agreement between the Lender and the Borrower of even date herewith (the “Loan Agreement”) and evidenced by that certain promissory note payable to the Lender dated of even date herewith (the “Note”), or arising out of the various Related Documents as that term is defined below.

(c)                                  “Related Documents” shall mean and include without limitation any other instruments, agreements and documents executed by the Borrower at the Lender’s request contemporaneously hereof in connection with the Loan Agreement and the Note.

2.                                      Guaranty. The Guarantor guarantees to the Lender full and prompt collection of up to the principal amount due under the Note and all accrued and unpaid interest thereon. This Guaranty is a guaranty of collection only, and not a guaranty of payment. As such, the Lender in accepting this Guaranty acknowledges that upon (i) the Borrower’s failure to make a payment when the same shall be due and owing to the Lender in respect of the Indebtedness and (ii) lawful acceleration of the Indebtedness, the Lender will (a) resort first directly against the Borrower and fully exhaust any and all legal remedies existing or available and shall have failed to collect the full amount of the Indebtedness before proceeding against Guarantor; and (b) give notice of the terms, time, and place of any public or private sale of collateral held, if any, by the Lender and comply with any other applicable provisions of the Uniform Commercial Code as adopted in Vermont, or any other applicable law. This Guaranty will take effect when received by the Lender without the necessity of any acceptance by the Lender, or any notice to the Guarantor or to the Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by the Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of the Guarantor under this Guaranty shall have been performed in full. Guarantor hereby agrees that it shall provide to [                                   ], as agent of the limited partners of the Lender (the “Agent”), such quarterly and annual financial statements and operational reports as it may provide to its principal lender as promptly as reasonably practicable following the preparation thereof.

3.                                      Representations and Warranties. The Guarantor represents and warrants to the Lender, at the time of execution of this Guaranty and as of the time of each drawing under or other utilization of the loan as set forth and more particularly detailed in the Loan Agreement, that to the best of its knowledge (a) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) the execution by Guarantor of the Guaranty and the incurring of liability and indebtedness to the Lender does not and will not contravene any provision contained in any other loan or credit agreement or borrowing instrument or contract to which the Guarantor is a party; (c) the Guaranty has been duly executed and delivered by the Guarantor, and constitutes valid and binding obligations of the Guarantor enforceable in accordance with its terms; and (d) this Guaranty constitutes an independent obligation of the Guarantor, notwithstanding its ownership interest in the Borrower.

4.                                      Governing Law. This Guaranty is conclusively deemed to be made under and for all purposes to be governed by and construed in accordance with the laws of the State of Vermont. In relation to any legal action or proceedings arising out of or in connection with this Guaranty, the Guarantor submits to the jurisdiction of the courts of the State of Vermont, as the Lender may elect, and to the extent permitted by law, waives any objection to such legal action or proceedings in such courts on the grounds of venue or on the grounds that such legal action or proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of the Lender and shall not affect the right of the Lender to take legal action or proceedings in any other court of competent jurisdiction nor shall the taking of legal action or proceedings in any court of competent jurisdiction preclude the Lender from taking legal action or proceedings in any other court of competent jurisdiction (whether concurrently or not). The Lender and the Guarantor hereby waive the right to any jury trial in any action, proceeding or counterclaim brought by either the Lender or the Guarantor against the other.

5.                                      Miscellaneous. The following miscellaneous provisions are a part of this Guaranty:

(a)                                 Amendments. This Guaranty constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or

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amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

(b)                                 Attorneys’ Fees; Expenses. The Guarantor agrees to pay upon demand the Lender’s reasonable costs and expenses, including reasonable attorneys’ fees and the Lender’s reasonable legal expenses, incurred in connection with the successful enforcement of this Guaranty. The Guarantor also shall pay all court costs and such additional fees as may be directed by the court in connection with the successful enforcement of this Guaranty.

(c)                                  Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or one (1) business day after being deposited with a nationally recognized overnight courier with receipt confirmed, or three (3) business days after being deposited in the United States mail, first class postage prepaid with return receipt requested, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing.

(d)                                 Interpretation. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable.

(e)                                  Waiver. The Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by the Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of the Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by the Lender, nor any course of dealing between the Lender and the Guarantor, shall constitute a waiver of any of the Lender’s rights or of any of the Guarantor’s obligations as to any future transactions. Whenever the consent of the Lender is required under this Guaranty, the granting of such consent by the Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of the Lender. Any amendment or waiver by the Lender of any provision of this Guaranty shall require the consent of limited partners in the Lender that own not less than a majority of the limited partnership interests then outstanding.

(f)                                   Lender’s Records. Every certificate issued under the hand of an officer of the Lender purporting to show the amount at any particular time due and payable to the Lender, and covered by this Guaranty, shall be received as conclusive evidence as against the Guarantor that such amount is at such time so due and payable to the Lender and is covered hereby.

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(g)                                  Change. The Guarantor agrees that no change or changes in the name or names of the Borrower or Guarantor, no change or changes in the objects, capital or enabling documents of the Borrower or the amalgamation of the Borrower with any other entity, and no other change or changes of any kind whatsoever shall in any way affect the liability of the Guarantor, either with respect to transactions occurring before or after any such change or changes, and the Lender shall not be obliged to inquire into powers of the Borrower, its officers, directors or agents acting or purporting to act on its behalf, and monies, advances, renewals or credits in fact borrowed or obtained by the Borrower from the Lender and all liabilities incurred by the Borrower from the Lender in professed exercise of such powers shall be deemed to form part of the Indebtedness hereby guaranteed notwithstanding that such borrowing, obtaining of monies, advances, renewals or credits, or incurring of such liabilities shall be in excess of the powers of the Borrower, or its officers, directors or agents, or be in any way irregular, defective or informal.

(h)                                 Successors and Assigns. The Guarantor may not delegate any of its obligations hereunder. The provisions of this Guaranty shall be binding upon any successors of the Guarantor.

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THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, THE GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON THE GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO THE LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY THE LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED AND SHALL BE EFFECTIVE AS OF [                            ], 2013, NOTWITHSTANDING THE DATE OF ANY OF THE RELATED DOCUMENTS.

GUARANTOR OF COLLECTION

PEAK RESORTS, INC.

By:
Name:
Title:

Address:

Facsimile:

Signed, acknowledged and delivered in the presence of:

Authorized Officer

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LOAN AGREEMENT

THIS LOAN AGREEMENT (the “Agreement”), dated as of [                      ], 2013, is made by and between Carinthia Group 1, L.P., a limited partnership organized under the laws of the State of Vermont (the “Lender”) and West Lake Water Project LLC, a limited liability company organized under the laws of the State of Vermont (the “Borrower”),

RECITALS:

WHEREAS, the Borrower was organized to undertake the development and construction of a new water storage reservoir and dams for snowmaking with capacity of up to 120 million gallons, three new pump houses and the installation of approximately 28 thousand feet of new snowmaking pipelines, a new ski lift and ancillary infrastructure on trails, lifts and snow making equipment at the Mount Snow Ski Resort in West Dover, Vermont (the “Project”);

WHEREAS, under the terms of the offering (the “Offering”) described in the Carinthia Group 1 L.P. Private Placement Memorandum (the “Private Placement Memorandum”), the Lender is seeking to raise capital from, among other investors, persons who are not citizens or lawful permanent residents of the United States and who desire to become limited partners of the Lender, and the investments may enable such investors to become eligible for admission to the United States of America as lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§1153 (b)(5)(A)-(D); 1NA § 203 (b)(5)(A)-(D) of the Immigration and Nationality Act (the “EB-5 Program”); and

WHEREAS, to comply with the EB-5 Program the Lender must invest or loan the funds raised through the Offering from such investors in or to a business carrying on a “commercial venture”; and

WHEREAS, in furtherance of the Offering and in compliance with the requirements of the EB-5 Program, the Lender has agreed, subject to the terms and conditions of this Agreement, to extend to the Borrower a line of credit in the minimum amount of $500,000 and a maximum principal amount of $30,000,000 based upon the number of limited partnership interests in the Lender sold pursuant to the Offering for the development and construction by Borrower of the Project, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Line of Credit.

1.1                               Line of Credit Established. Subject to the terms and conditions hereof, and in reliance on the representations and warranties and covenants contained herein,

Lender hereby agrees to extend one or more advances (each, an “Advance” and collectively, “Advances”), up to an aggregate principal amount of $30,000,000 (the sum of such Advances, the “Loan”); provided that the Borrower shall draw, and the Lender shall make, Advances equal to the entire principal amount of the Loan to the Borrower (or such lesser proceeds as shall have been received by the Lender from investors pursuant to the Offering) in material compliance with all requirements of the EB-5 Program and the Business Plan included in the Private Placement Memorandum including, without limitation, any applicable deadline for disbursement of the Loan, provided that any such non-compliance that would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C. § 1153 (b)(5)(A) — (D), INA § 203 (b)(5)(A) — (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended, shall be deemed material.

1.2                               Note. Concurrently with the execution of this Agreement, the Borrower hereby executes and delivers a promissory note payable to the Lender in the original principal amount of $30,000,000 (as amended, supplemented, restated, replaced or otherwise modified from time to time, the “Note”). The Note shall evidence the absolute and unconditional obligation of the Borrower to repay the Lender for all Advances made by the Lender, with interest as provided in this Agreement and the Note. Each Advance from time to time shall be deemed evidenced by the Note, which is deemed incorporated in this Agreement by reference and made part hereof. The Note shall be in the form set forth on Exhibit A.

1.3                               Maturity and Interest Rate. The Borrower shall repay the Loan in full, together with any interest accrued but unpaid thereon, on the maturity date set forth in the Note. Advances shall bear interest on the unpaid principal balance of the Loan outstanding at any time from the Funding Date of each such Advance to the maturity date (or repayment) at the rate set forth in the Note. “Funding Date” means, with respect to any Advance, the date on which such Advance is made to the Borrower.

1.4                               Draw Requests.

(a)                                 At any time and from time to time, subject to the requirements of the EB-5 Program and the Business Plan included in the Private Placement Memorandum including, without limitation, any applicable deadline for disbursement of the Loan, the Borrower may request one or more Advances by submitting to the Lender a completed and executed draw request (“Draw Request”) no later than five business days prior to the Funding Date of such Advance. Each such Advance shall be in the aggregate amount of not less than $25,000 (or, if less, the remaining amount available under the Loan). Subject to the provisions of this Agreement, the Lender shall make the Advance on the proposed Funding Date in accordance with the Borrower’s Draw Request. Each Draw Request shall clearly identify the use of the proceeds and their investment directly into the Project in accordance with the Project’s plans, specifications and budget and shall be accompanied by appropriate supporting documentation.

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2.                                                                                       Representations and Warranties. The Borrower represents and warrants to the Lender on the date hereof and on each Funding Date as follows.

2.1                               Organization, Good Standing and Qualification.

(a)                                 The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Vermont. The Borrower has all requisite power and authority to own and operate its properties and assets, to execute and deliver this Agreement and to develop and construct the Project.

(b)                                 The Borrower is not in violation or default of any term of its organizational documents. The execution, delivery, and performance of this Agreement and the Note will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under its organizational documents.

2.2                               Authorization; Binding Obligations. All action on the part of the Borrower, its officers, managers and members necessary for the authorization of this Agreement and the Note and the performance of all obligations of the Borrower hereunder and thereunder has been taken. This Agreement and the Note have been duly executed and delivered by the Borrower and constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) that restrict the availability of equitable remedies.

2.3                               Liabilities. The Borrower does not have and is not subject to any liability or obligation of any nature, whether accrued, absolute, contingent, or otherwise, asserted or unasserted, known or unknown (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due), except liabilities incurred in the ordinary course of business of the Borrower in connection with the development and construction of the Project.

2.4                               Agreements. All agreements, understandings, arrangements or other commitments to which the Borrower is a party (collectively, “Contracts”) are in all material respects valid and enforceable in accordance with their terms. The Borrower is not in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein, and, to the Borrower’s knowledge, no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder by the Borrower, except in either case where such default would not and would not reasonably be expected to have, individually or collectively, a material adverse effect on the Borrower. The execution, delivery, and performance by the Borrower of this Agreement and the Note will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any Contract, except in either case where such default would not and would not

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reasonably be expected to have, individually or collectively, a material adverse effect on the Borrower.

2.5                               Obligations to Related Parties. The Borrower has no obligations to executive officers, managers, members, employees or affiliates of the Borrower, except obligations to Mount Snow Ltd. or any of its affiliates solely to the extent such obligations have arisen or arise in connection with the development and construction of the Project.

2.6                               Real and Personal Property.

(a)                                 Real Property. The Borrower does not own any real property. With respect to real property leased by the Borrower (the “Leased Real Property”), each of the leases for the Leased Real Property is in full force and effect, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights. Neither the Borrower nor, to the Borrower’s knowledge, any other party thereto is in material default under any of said leases, nor is the Borrower aware of any event that has occurred which, with the giving of notice or the passage of time, or both, would give rise to a material default thereunder.

(b)                                 Personal Property. The Borrower has good and marketable title to all of its personal property and assets, and all such personal property and assets are in good working condition, reasonable wear and tear excepted. None of such personal property or assets is subject to any Lien other than Permitted Liens. “Lien” means any security interest, mortgage, pledge, lien, claim, charge, title retention or other encumbrance. “Permitted Liens” means (a) statutory Liens for taxes, which are not yet due and payable, (b) statutory or common law Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default, (c) statutory or common law Liens in favor of carriers, warehousemen, mechanics and materialmen to secure claims for labor, materials or supplies and other like liens incurred in the ordinary course of business that are not yet due and payable, (d) pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs, (e) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use, (f) Liens in favor of Mount Snow Ltd. or any of its affiliates solely to the extent such Lien is attached to personal property or other assets that have been contributed to the Project by Mount Snow Ltd. or any of such affiliates, and (g) Liens securing indebtedness advanced by a third party to the Borrower to the extent that such indebtedness has been or will be used by the Borrower to complete the Project pursuant to the Business Plan and remains outstanding.

2.7                               Litigation. There is no litigation, arbitration, mediation or proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower or affecting any of its properties or assets or which may call into question the

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validity or hinder the enforceability of this Agreement or the Note or the transactions contemplated hereby and thereby.

2.8                               Compliance with Laws; Authorizations.

(a)                                 The Borrower has complied in all material respects with each, and is not in violation of any, law, statute, regulation, rule, ordinance or order (“Laws”) to which the Borrower or its business, operations, employees, assets or properties is or has been subject.

(b)                                 Except as set forth in the schedule attached to this Agreement as Schedule 2.8, all material licenses, permits and other authorizations (“Authorizations”) required by the Borrower for the development and construction of the Project (other than predevelopment and preconstruction expenditures) are valid and in full force and effect and none of such authorizations will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement and the Note.

2.9                               Insurance. The Borrower has fire, casualty, product liability, and business interruption and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties which might be damaged or destroyed or sufficient to cover liabilities to which the Borrower may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar businesses as Borrower. There is no material default by the Borrower, or to the knowledge of the Borrower, by any insurance carrier of such policies, or event which could give rise to a material default under any such policy.

3.                                      Conditions

3.1                               Conditions Precedent to Each Advance.

(a)                                 The Borrower shall have executed and delivered the Note to the Lender (initial Advance only).

(b)                                 The Lender shall have timely received a Draw Request.

(c)                                  The Borrower shall have delivered to the Lender a certificate, dated as of the date of the Advance, signed by the President of the Borrower certifying (i) compliance in all material respects with all covenants and agreements herein then required to be or to have been complied with by it and (ii) the absence of any Event of Default or any event which, with the passage of time, or the giving of notice, or both, would constitute an Event of Default under this Agreement, in each case both prior to and immediately upon the making of such Advance.

(d)                                 No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any governmental authority against the Borrower or the Lender.

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(e)                                  Peak Resorts, Inc. shall have executed and delivered the Guaranty in the form attached hereto as Exhibit B (the “Guaranty”) to the Lender (initial Advance only).

4.                                      Covenants of Borrower.

4.1                               Affirmative Covenants. From the Effective Date until the date on which all Advances hereunder and under the Note are paid in full, together with any interest accrued but unpaid thereon, the Borrower will, unless the Lender shall otherwise consent in writing:

(a)                                 Use of Proceeds. Use the proceeds of the Advances solely to develop and construct the Project in the State of Vermont and in material compliance with the requirements of the EB-5 Program and the Business Plan that is included in the Private Placement Memorandum, provided that any such non-compliance that would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C. § 1153 (b)(5)(A) — (D), INA § 203 (b)(5)(A) - (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended, shall be deemed material. Upon written request of the Lender the Borrower shall furnish such written evidence that the proceeds have been used for such purposes and periodically furnish such written evidence that establishes the requisite employment created in the Project pursuant to the EB-5 Program and as disclosed in the Private Placement Memorandum.

(b)                                 Compliance with Laws. Comply in all material respects with all applicable Laws and maintain in effect all Authorizations that are required or otherwise necessary for the Borrower to develop the Project.

(c)                                  Preservation of Existence. Preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business requires it to be so qualified or where the ownership of its properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not materially adversely affect the enforceability of this Agreement and the Note, the business, properties, operations, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations hereunder.

(d)                                 Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the development, construction and administration of the Project in compliance with all applicable Laws and Authorizations.

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(e)                                  Maintenance of Properties. Maintain its properties and assets, whether owned or leased, in good condition and repair (normal wear and tear excepted), and pay and discharge or cause to be paid and discharged, when due, the cost of repairs to or maintenance of the same.

(f)                                   Insurance. Maintain insurance with respect to its properties and assets and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities. Such insurance shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender (but in no event less than the amount of the Loan then outstanding together with interest accrued but unpaid thereon). In addition, all such insurance shall name the Lender as loss payee and/or additional insured, as applicable, for the benefit of the Lender

(g)                                  Taxes. File or cause to be filed all federal, state and local tax returns which are required to be filed by it. The Borrower shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it. At its option, the Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Project, may pay for insurance on the Project and may pay for the maintenance and preservation of the Project. The Borrower agrees to reimburse the Lender on demand for any reasonable payments made, or any reasonable expenses incurred by the Lender pursuant to the foregoing authorization.

(h)                                 Performance of Obligations. Perform, pay and discharge, as and when due, all of the Borrower’s obligations (both monetary and non-monetary) under this Agreement.

(i)                                     Inspection Rights. Permit Vermont Regional Center as agent of the limited partners of the Lender (the “Agent”) to inspect the Project upon reasonable request and provide copies of such financial records pertaining thereto as such Agent may reasonably request.

(j)                                    Assurances. The Borrower will, at its expense, upon reasonable request of the Lender promptly and duly execute and deliver such documents and assurances and take such actions as may be necessary or desirable or as the Lender may reasonably request in order to correct any defect, error or omission which may at any time be discovered or to more effectively carry out the intent and purpose of this Agreement.

4.2                               Negative Covenants. From the date of this Agreement until the date on which all Advances hereunder and under the Notes are paid in full, together with any interest accrued but unpaid thereon, the Borrower will not, without the written consent of the Lender:

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(a)                                 Liens and Encumbrances. Create, assume or permit to exist any Lien upon any of the properties or assets financed or purchased with the proceeds of the Loan other than security interests with respect to money borrowed from the Lender and Permitted Liens.

(b)                                 Transfer of Assets or Properties. Sell, enter into an agreement of sale for, convey, lease, assign, transfer, pledge, grant a security interest, mortgage or other Lien other than Permitted Liens in, or otherwise dispose of the any of the properties or assets financed or purchased with the proceeds of the Loan.

(c)                                  Stock, Merger, Consolidation, Etc. Sell any equity interests to any person other than Peak Resorts, Inc. or any of its wholly-owned subsidiaries or merge or consolidate with any person.

(d)                                 Guarantees. Guarantee, endorse or otherwise be or become contingently liable in connection with the obligations of any other person, except endorsements of negotiable instruments for collection in the ordinary course of business.

(e)                                  Limitation on Transactions with Affiliates. Other than transactions on terms no less favorable to the Borrower than those that could reasonably be obtained at arms’ length in the ordinary course of business, enter into, or be a party to, any transaction with any affiliate.

(f)                                   Limitation on Investments. Make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any affiliate or any other person.

(g)                                  Negative Pledge. Grant any Lien in, or otherwise encumber, any of its properties or other assets other than Permitted Liens.

5.                                      Default

5.1                               Events of Default. The occurrence of any one or more of the following events, conditions or state of affairs shall constitute an Event of Default hereunder and under the Note:

(a)                                 The Borrower shall fail to pay as and when due any principal or interest hereunder or under the Note.

(b)                                 The Borrower shall fail to observe or perform any obligation or any covenant to be observed or performed by it hereunder or under the Note (other than the obligation to pay principal and/or interest under the Note) and such failure shall continue uncured for a period of 60 business days after the Borrower becomes aware of the occurrence thereof (such cure period to be applicable only in the event such default can be remedied by corrective action of the Borrower as determined by the Lender).

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(c)                                  Any representation or warranty made by Borrower in this Agreement, shall prove to have been false or misleading in any material respect at the time when made.

(d)                                 Any judgment, writ or warrant of attachment or similar process involving an amount in excess of U.S. $ 100,000 shall be entered or filed against the Borrower or any of its assets or properties and shall remain undischarged for a period of 30 days.

(e)                                  If the Borrower makes an assignment for the benefit of creditors generally, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter owned or conducted by Borrower, except as otherwise expressly permitted in this Agreement.

(f)                                   Upon the commencement of any action for the dissolution or liquidation of the Borrower, or the commencement of any case or proceeding for reorganization or liquidation of the Borrower’s debts under the Bankruptcy Code or any other state or federal law, now or hereafter enacted for the relief of debtors, whether instituted by or against the Borrower; provided, however, that the Borrower shall have 60 days to obtain the dismissal or discharge of any involuntary proceeding filed against it and the Lender may seek adequate protection in any bankruptcy proceeding.

(g)                                  Upon the appointment of a receiver, liquidator, custodian, trustee or similar official or fiduciary for the Borrower or for a material portion of any property of the Borrower.

(h)                                 This Agreement or the Note shall cease for any reason to be in full force and effect or shall be declared to be null and void or unenforceable in whole or in part.

(i)                                     Other than Liens in favor of the Lender or Liens otherwise consented to in writing by the Lender, imposition of any Lien or series of Liens against the Borrower or any of the properties or other assets financed or purchased with the proceeds of the Loan except Permitted Liens.

(j)                                    The Borrower shall cease to develop and construct the Project prior to completion.

(k)                                 The Guaranty shall cease to be in effect.

5.2                               Remedies on Default. Upon the occurrence of an Event of Default:

(a)                                 Subject to Section 5.2(d), in addition to the rights specifically granted hereunder or now or hereafter existing in equity, at law, by virtue of statute or otherwise (each of which rights may be exercised at any time and from time to time), the Lender may forthwith declare all obligations, including all principal and interest, to be immediately due and payable, without protest, demand or other notice (which are hereby expressly waived by Borrower). Upon the occurrence of an Event of Default specified in

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Section 5.1(e), (f) or (g) above, but subject to Section 5.2(d), all Advances, including all interest accrued but unpaid thereon, shall be immediately due and payable without any declaration by the Lender.

(b)                                 The Borrower will pay the Lender’s fees incurred in any action seeking enforcement of the Lender’s rights hereunder.

(c)                                  No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Lenders of any right, power or remedy preclude any other further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies provided herein shall be in addition to and not exclusive of any rights or remedies provided at law or in equity. The remedies provided herein or in the Note or otherwise available to the Lender at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall occur.

(d)                                 No rights and remedies may be exercised upon an Event of Default if such rights or remedies would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§ 1153 (b)(5)(A) — (D), INA § 203 (b)(5)(A) - (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended.

6.                                      Miscellaneous.

6.1                               Amendment and Waiver. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Borrower, shall in any event be effective unless (a) the same shall be in writing and signed by the Lender and Borrower (with respect to an amendment) or the Lender (with respect to a waiver or consent by it) or the Borrower (with respect to a waiver or consent by it), as the case may be, and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any amendment or waiver by the Lender of any provision of this Agreement or the Note shall require the consent of limited partners in the Lender that own not less than a majority of the limited partnership interests then outstanding.

6.2                               Entire Agreement. This Agreement, the Note and the Guaranty constitute the entire agreement among the parties relative to the specific subject matter hereof and thereof.

6.3                               Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) the next

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business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to a party at the address or facsimile number of such party set forth on such party’s signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other parties hereto.

6.4                               Binding Effect. This Agreement shall be binding upon and inure to the benefit of Borrower and the Lender and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy). The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lender. The Lender may not assign any of its rights and obligations hereunder and interests without the prior written consent of the Borrower. .

6.5                               GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF VERMONT WITHOUT REGARD TO CONFLICT OF LAWS. THE BORROWER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF VERMONT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE BORROWER AND THE LENDER HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE BORROWER AND THE LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, BOTH PARTIES HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 8.5 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

6.6 Survival. All warranties, representations, and covenants made by the Borrower in this Agreement and the Note shall be considered to have been relied upon by the Lender, and shall survive the delivery to the Lender of the Note, regardless of any investigation made by the Lender. All statements in any such certificate or other instrument prepared and/or delivered for the benefit of the Lender shall constitute

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warranties and representations by the Borrower under this Agreement. Except as otherwise expressly provided in this Agreement, all covenants made by the Borrower under this Agreement or the Note shall be deemed continuing until all Obligations are satisfied in full.

6.7                               Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.8                               Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.9                               EB-5 Program. Notwithstanding anything in this Agreement, the Note or instruments, agreements and documents executed by the Borrower at the Lender’s request contemporaneously hereof in connection with this Agreement or the Note to the contrary, no payment shall be made by the Borrower to Lender or any other creditor that would jeopardize evidencing the use of the proceeds of the Loan to create the requisite employment in the Project pursuant to the requirements of the EB-5 Program.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[LOAN AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

CARINTHIA GROUP 1, L.P.

By:	[ ],
Its general partner

By:
Name:
Title:

Address:

Facsimile:

WEST LAKE WATER PROJECT LLC

By:
Name:
Title:

Address:

Facsimile:

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EXHIBIT A

FORM OF NON-REVOLVING LINE OF CREDIT NOTE

U.S. $30,000,000	[ , 2013]

FOR VALUE RECEIVED, WEST LAKE WATER PROJECT LLC, a Vermont limited liability company with a principal place of business at [                        ] (the “Borrower”), hereby promises to pay to Carinthia Group 1, L.P., a Vermont limited partnership with a principal place of business at [                       ] (the “Lender”), or order, the principal sum of $30,000,000 or such lesser amount as shall have been advanced and remain outstanding under the terms of the Agreement defined below (the “Principal Sum”), together with accrued interest thereon, in the manner and upon the terms and conditions set forth below. The actual amount due and owing from time to time under this Non-Revolving Credit Note (“Note”) shall be evidenced by Lender’s records of receipts and disbursements, which shall be prima facie evidence of such amount, absent manifest error.

1.                                      Incorporation of the Loan Agreement. The Lender and the Borrower are parties to that certain Loan Agreement (the “Agreement”) dated as of [                    ], 2013. The terms and conditions of the Agreement are hereby incorporated in this Note by reference and the Lender and the Borrower are entitled to all rights and benefits of the Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

2.                                      Payment of Principal and Interest.

(a)                                 This Note shall automatically mature and be due and payable in full, together with any interest accrued but unpaid thereon, on the sixth anniversary date of the first Advance under this Note (the “Maturity Date”); provided, however, the Borrower may upon written consent of the Lender, such consent not to be unreasonably withheld, extend the Maturity Date for a period of up to an additional six (6) years (the “Extension Option”). It is the Borrower’s intention to repay the Principal Sum, together with any interest accrued but unpaid thereto, on the Maturity Date with the proceeds of long-term financing or from other available sources.

(b)                                 Interest shall accrue on the unpaid Principal Sum on a simple interest basis at a fixed rate of 2.5% per annum computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the Principal Sum and any and all interest accrued thereon are paid. Such interest will not be compounded or capitalized. Interest payments shall be paid to the Lender in arrears by the Borrower by way of semi-annual payments on June 1 and December 1 of each year during which any portion of the Principal Sum is outstanding. In the event that the Borrower exercises the Extension Option, the fixed interest rate shall be increased to 3.5% per annum computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the Principal Sum and any and all interest accrued thereon are paid.

(c)                                  All sums payable hereunder shall be payable in lawful money of the United States and shall be applied first to accrued and unpaid interest and then in payment of the Principal Sum.

(d)                                 Without in any way limiting Lender’s rights and remedies hereunder and under the Note, after the occurrence of an Event of Default, and until such time such Event of Default shall have been cured or waived, Advances and other obligations hereunder shall bear interest at the rate of 5% per annum (the “Default Interest Rate”) or such lesser rate permitted by applicable law, if the Default Interest Rate would violate applicable law. This clause (d) shall not be given effect to the extent that the application of the Default Interest Rate would in any way alter or amend the calculations of the Business Plan included in the Private Placement Memorandum.

3.                                      Place of Payment. The Principal Sum together with and all accrued and unpaid interest thereon shall be payable at the Lender’s principal executive offices at [                     ], or at such other place as the Lender, from time to time, may designate in writing.

4.                                      Prepayment. The Borrower shall be prohibited from prepaying the Principal Sum, in whole or in part, if such prepayment would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§ 1153 (b)(5)(A) - (D), INA § 203 (b)(5)(A) - (D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended. Subject to the foregoing, any portion of the Principal Sum that is prepaid shall be accompanied by any and all interest accrued but unpaid thereon.

5.                                      Presentment. The Borrower hereby waives diligence, demand, presentment for payment, protest and notice of protest, notice of acceleration, and all other notices or demands of any kind.

6.                                      Rights and Remedies. The rights and remedies granted or available to the Lender with respect to the obligations of the Borrower evidenced by this Note are set forth in the Agreement, and the Lender may exercise the respective rights, options, and remedies provided for in the Agreement, or otherwise available at law or in equity, all in accordance with their respective terms. All rights and remedies granted or available to the Lender by this Note and the Agreement shall be deemed concurrent and cumulative, and not exclusive of any rights or remedies available at law or in equity. Notwithstanding the foregoing, no such rights and remedies may be exercised if the exercise of such rights or remedies would jeopardize any of the Lender’s limited partners’ capacity to be admitted to the United States of America as unconditional lawful permanent residents with their spouses and unmarried, minor children pursuant to 8 U.S.C.§ 1153 (b)(5)(A) -

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(D), INA § 203 (b)(5)(A)-(D); the Departments of Commerce, Justice and State, the Judiciary, and Related Agencies Appropriations Act of 1993, Pub. L. No. 102-395, section 610, as amended; or 8 U.S.C. § 1186b, INA § 216A, as any of the foregoing may be amended.

7.                                      Costs and Expenses. In addition to all other sums payable under this Note, the Borrower also agrees to pay to the Lender, on demand, all reasonable costs and expenses (including attorneys’ fees and legal expenses) incurred by the Lender in the enforcement of the Borrower’s obligations under this Note.

8.                                      Severability. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of the Lender in order to effectuate the purposes and intent of this Note.

9.                                      Governing Law. This instrument shall be governed by and construed in accordance with the laws of the State of Vermont, excluding its conflicts of laws rules. BORROWER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF VERMONT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE OF THE AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID.

10.                               Successors and Assigns. The provisions of this Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective heirs, executors or administrators and assigns. The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lender. The Lender may not assign any of its rights and obligations hereunder and interests without the prior written consent of the Borrower and subject to Section 11 below.

11.                               Transfers. The Borrower shall maintain at its offices a register (the “Register”) for the recordation of the names and addresses of the Lender and each holder of this Note. Without limitation of any other provision of Section 10 above or this Section 11, no transfer shall be effective until recorded in the Register. The entries in the Register shall be conclusive absent manifest error and the Borrower may treat each person whose name is recorded in the Register as a holder of this Note notwithstanding any notice to the contrary. The foregoing provisions are intended to comply with the registration requirements in the U.S. Treasury Regulation Section 5f.103-1 so that this Note is considered to be in “registered form” pursuant to such regulation.

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.

West Lake Water Project LLC

By:
Name:
Title:

Address:

Telephone:
Facsimile:

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EXHIBIT B

FORM OF GUARANTY OF COLLECTION

For good and valuable consideration, Peak Resorts, Inc. a corporation with its registered office in St Louis Missouri, and with a mailing address of 17409 Hidden Valley Drive, Wildwood, Missouri 63025 (the “Guarantor of Collection”), absolutely and unconditionally guarantees and promises to pay to Carinthia Group 1 L.P, a Vermont limited liability company with a principal place of business in West Dover, Vermont (the “Lender”), or its order, on demand, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of its affiliate West Lake Water Project LLC, a limited liability company organized under the laws of the State of Vermont, and with a mailing address of [             ] (the “Borrower”), owed to the Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of the Guarantor is limited to the Indebtedness and the obligations of the Guarantor are continuing until the Indebtedness is fully paid and satisfied and all loan facilities comprising the Indebtedness are expired or terminated.

1.                                      Defined Terms. The following words shall have the following meanings when used in this Guaranty:

(a)                                 “Guaranty” shall mean this Guaranty of Collection made by the Guarantor for the benefit of the Lender.

(b)                                 “Indebtedness” shall mean all of the Borrower’s liabilities, obligations, debts, and indebtedness to the Lender that are incurred in connection with a loan in the maximum principal amount of $30,000,000 pursuant to that certain Loan Agreement between the Lender and the Borrower of even date herewith (the “Loan Agreement”) and evidenced by that certain promissory note payable to the Lender dated of even date herewith (the “Note”), or arising out of the various Related Documents as that term is defined below.

(c)                                  “Related Documents” shall mean and include without limitation any other instruments, agreements and documents executed by the Borrower at the Lender’s request contemporaneously hereof in connection with the Loan Agreement and the Note.

2.                                      Guaranty. The Guarantor guarantees to the Lender full and prompt collection of up to the principal amount due under the Note and all accrued and unpaid interest thereon. This Guaranty is a guaranty of collection only, and not a guaranty of payment. As such, the Lender in accepting this Guaranty acknowledges that upon (i) the Borrower’s failure to make a payment when the same shall be due and owing to the Lender in respect of the Indebtedness and (ii) lawful acceleration of the Indebtedness, the Lender will (a) resort first directly against the Borrower and fully exhaust any and all legal remedies existing or available and shall have failed to collect the full amount of the Indebtedness before proceeding against Guarantor; and (b) give notice of the terms, time, and place of any public or private sale of collateral held, if any, by the Lender and comply with any other applicable provisions of the Uniform Commercial Code as adopted in Vermont, or any other applicable law. This Guaranty will take effect when received by the Lender without the necessity of any acceptance by the Lender, or any notice to the Guarantor or to the Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by the Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of the Guarantor under this Guaranty shall have been performed in full. Guarantor hereby agrees that it shall provide to [                    ], as agent of the limited partners of the Lender (the “Agent”), such quarterly and annual financial statements and operational reports as it may provide to its principal lender as promptly as reasonably practicable following the preparation thereof.

3.                                      Representations and Warranties. The Guarantor represents and warrants to the Lender, at the time of execution of this Guaranty and as of the time of each drawing under or other utilization of the loan as set forth and more particularly detailed in the Loan Agreement, that to the best of its knowledge (a) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) the execution by Guarantor of the Guaranty and the incurring of liability and indebtedness to the Lender does not and will not contravene any provision contained in any other loan or credit agreement or borrowing instrument or contract to which the Guarantor is a party; (c) the Guaranty has been duly executed and delivered by the Guarantor, and constitutes valid and binding obligations of the Guarantor enforceable in accordance with its terms; and (d) this Guaranty constitutes an independent obligation of the Guarantor, notwithstanding its ownership interest in the Borrower.

4.                                      Governing Law. This Guaranty is conclusively deemed to be made under and for all purposes to be governed by and construed in accordance with the laws of the State of Vermont. In relation to any legal action or proceedings arising out of or in connection with this Guaranty, the Guarantor submits to the jurisdiction of the courts of the State of Vermont, as the Lender may elect, and to the extent permitted by law, waives any objection to such legal action or proceedings in such courts on the grounds of venue or on the grounds that such legal action or proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of the Lender and shall not affect the right of the Lender to take legal action or proceedings in any other court of competent jurisdiction nor shall the taking of legal action or proceedings in any court of competent jurisdiction preclude the Lender from taking legal action or proceedings in any other court of competent jurisdiction (whether concurrently or not). The Lender and the Guarantor hereby waive the right to any jury trial in any action, proceeding or counterclaim brought by either the Lender or the Guarantor against the other.

5.                                      Miscellaneous. The following miscellaneous provisions are a part of this Guaranty:

(a)                                 Amendments. This Guaranty constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or

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amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

(b)                                 Attorneys’ Fees; Expenses. The Guarantor agrees to pay upon demand the Lender’s reasonable costs and expenses, including reasonable attorneys’ fees and the Lender’s reasonable legal expenses, incurred in connection with the successful enforcement of this Guaranty. The Guarantor also shall pay all court costs and such additional fees as may be directed by the court in connection with the successful enforcement of this Guaranty.

(c)                                  Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or one (1) business day after being deposited with a nationally recognized overnight courier with receipt confirmed, or three (3) business days after being deposited in the United States mail, first class postage prepaid with return receipt requested, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing.

(d)                                 Interpretation. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable.

(e)                                  Waiver. The Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by the Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of the Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by the Lender, nor any course of dealing between the Lender and the Guarantor, shall constitute a waiver of any of the Lender’s rights or of any of the Guarantor’s obligations as to any future transactions. Whenever the consent of the Lender is required under this Guaranty, the granting of such consent by the Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of the Lender. Any amendment or waiver by the Lender of any provision of this Guaranty shall require the consent of limited partners in the Lender that own not less than a majority of the limited partnership interests then outstanding.

(f)                                   Lender’s Records. Every certificate issued under the hand of an officer of the Lender purporting to show the amount at any particular time due and payable to the Lender, and covered by this Guaranty, shall be received as conclusive evidence as against the Guarantor that such amount is at such time so due and payable to the Lender and is covered hereby.

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(g)                                  Change. The Guarantor agrees that no change or changes in the name or names of the Borrower or Guarantor, no change or changes in the objects, capital or enabling documents of the Borrower or the amalgamation of the Borrower with any other entity, and no other change or changes of any kind whatsoever shall in any way affect the liability of the Guarantor, either with respect to transactions occurring before or after any such change or changes, and the Lender shall not be obliged to inquire into powers of the Borrower, its officers, directors or agents acting or purporting to act on its behalf, and monies, advances, renewals or credits in fact borrowed or obtained by the Borrower from the Lender and all liabilities incurred by the Borrower from the Lender in professed exercise of such powers shall be deemed to form part of the Indebtedness hereby guaranteed notwithstanding that such borrowing, obtaining of monies, advances, renewals or credits, or incurring of such liabilities shall be in excess of the powers of the Borrower, or its officers, directors or agents, or be in any way irregular, defective or informal.

(h)                                 Successors and Assigns. The Guarantor may not delegate any of its obligations hereunder. The provisions of this Guaranty shall be binding upon any successors of the Guarantor.

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THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, THE GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON THE GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO THE LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY THE LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED AND SHALL BE EFFECTIVE AS OF [                    ], 2013, NOTWITHSTANDING THE DATE OF ANY OF THE RELATED DOCUMENTS.

GUARANTOR OF COLLECTION

PEAK RESORTS, INC.

By:
Name:
Title:

Address:

Facsimile:

Signed, acknowledged and delivered in the presence of:

Authorized Officer

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EXHIBIT D

Carinthia Lodge Site Plan

RAPID USA: DRAFT FOR DISCUSION ONLY

D-2

EXHIBIT E

Ground Lease Agreement

(Carinthia)

This Ground Lease Agreement is entered into by and between Mount Snow Ltd., a Vermont corporation having an address of 39 Mountain Road, West Dover, VT 05356 (“Ground Lessor”) and Carinthia Ski Lodge LLC, a Vermont limited liability company with an address of 89 Grand Summit Way, West Dover, VT 05356 (“Ground Lessee”) (referred to herein as the “Lease”).

1.              Definitions: As used in this Agreement, the following terms have the following meanings:

A.            Rent: The amount of rent described in Section 10.

B.            Commencement Date: The date that this Lease is executed.

C.            Impositions: All taxes (including real estate, sales, use and occupancy taxes), assessments, permit fees and other charges and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever (including all interest and penalties thereon), which shall or may during the Term of this Lease be assessed, levied, charged, confirmed or imposed upon or become payable out of or become a lien on the Premises or any part thereof or for any use or occupation of the Premises, this transaction or any documents to which Ground Lessee is a party, creating or transforming an interest or estate in the Premises.

D.            Improvements: The buildings, structures, and other improvements currently comprising the Carinthia Base Lodge (the “Existing Lodge”) as shown on the site plan attached hereto as Exhibit A-1 and by this reference made a part hereof, owned by Ground Lessor, and comprising a part of the Resort (defined below) and any and all other improvements, parking, equipment and machinery, hereafter constructed, erected or located on the Premises by or on behalf of the Ground Lessee, including but not limited to the Carinthia Ski Lodge (as hereafter defined).

E.             Legal Requirements: All laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits or licenses which now or at any time hereafter may be applicable to the Premises or any part thereof, or any use or condition of the Premises or any part thereof.

F.              Premises: The demised land and rights related thereto as further described in Section 2.

G.            Resort: The Resort shall mean the approximately 2,451-acre ski and snowboarding resort located at located at 39 Mount Snow Road, West Dover, Vermont 05356 and commonly known as “Mount Snow.”

2.              Premises. On and subject to the terms and conditions set forth in this Lease, Ground Lessor hereby demises and lets to Ground Lessee for the Term hereinafter described, the “Premises”, which shall be comprised of (i) the real property located in the Town of West

Dover, State of Vermont, as more particularly described in Exhibit A attached hereto and incorporated herein by reference on which the Existing Lodge is located (the “Land”); (ii) the Existing Lodge and any and all other buildings or structures existing on the Land; (iii) the new ski lodge to be constructed on the Land by Ground Lessee, as herein provided, and all other Improvements hereafter located or constructed on the Land; and (iv) rights in and to the Common Area as hereafter defined.

3.              Parking Area. The Ground Lessee and its subtenant(s) and guests and Ground Lessor and its subtenant(s) and guests shall have the non-exclusive right to use of the parking areas located on the Premises and serving the Premises and the Resort. Ground Lessee agrees that it shall not use or permit use of such parking facilities except solely as an appurtenance to use of the Premises as a ski lodge and consistent with Ground Lessee’s use and activities permitted under this Lease, and with Ground Lessor’s operation of the Resort. Ground Lessee and its subtenant(s) and guests shall also have the right to park on portions of the Resort owned and retained by Ground Lessor, adjacent or in close proximity to the Premises, to be determined by Ground Lessor in its sole discretion.

4.              Common Areas. Subject to all covenants, conditions, restrictions, reservations, encumbrances, rights-of-way, public dedications, easements and other matters of record in the Land Records of West Dover, Vermont or the applicable District Environmental Conservation office, Ground Lessor hereby grants to the Ground Lessee, its permitted successors and assigns, and its employees, agents, representatives, vendors, customers and invitees (collectively, “Ground Lessee’s Permitted Users”), the nonexclusive right of use, free of charge (except parking or other similar charges for use of Common Areas imposed on all tenants, occupants and invitees), of the Common Areas (as defined below) in common with Ground Lessor, and its employees, agents, representatives, vendors, customers and other invitees and tenants. “Common Areas” shall mean all parking areas, streets, driveways, curb cuts, and sidewalks serving the Resort which Ground Lessor makes available from time to time for the common use and benefit of any tenants and occupants of the Resort and which are not exclusively available for use by a single tenant, occupant, and invitees including, without limitation, (i) ingress and egress ways to and from the Premises and the Town Highway and from the interior roadways within the Resort, (ii) utilities and connections thereto serving the Premises, (iii) general parking areas, garages and lots, and also including areas designed for “commercial” vehicles as may be available and in accordance with applicable law, (iv) other roads and access ways, exit ways and loading docks, (v) walkways, sidewalks, landscaped and planted areas located on, for the benefit, or serving the Premises, and (vi) all sidewalks, terraces, walkways, and any other connecting passageways for access to the Premises. Ground Lessee shall promptly repair, at its sole cost and expense, any damage caused by Ground Lessee, or any of its Permitted Users, to the Common Areas, or any part thereof.

5.              Ground Lessor’s Use the Resort. Nothing contained in this Lease shall limit the ability of Ground Lessor, or its employees, agents, invitees, guests, staff, prospects, licensees, lessees, and customers from using the Resort for all lawful purposes. Without limiting the generality of the foregoing, nothing contained in this Lease shall limit the ability of Ground Lessee to construct, install, lay, re-lay, operate, restore, repair, use and maintain: (i) structures, terraces and improvements located or to be located on the Resort, including any area adjacent to the Premises; (ii) roads, walkways, culverts, stormwater drainage works, parking areas, lighting, and directional and sales signage on the Resort; (iii) downhill skiing, snowboarding, snowshoe and hiking trails, golf and other recreational facilities and trails in existing locations on the Premises, if any, whether owned, constructed or leased by or to Ground Lessor, and in other locations that may be established in the future by Ground Lessor in its sole discretion; (iv) landscaping and gardens in such locations and in such vegetative varieties as Ground Lessor in its reasonable discretion may determine from time to time; (v) overhead and underground utilities, including without limitation, electricity, water, sewer, telephone and cable utilities, hookups, connections, pipelines, electrical wires, and appurtenant works; and to grant to the appropriate utility service providers such easements as they may reasonably require in connection therewith; and (vi) other structures and works reasonably necessary to effectively operate the Resort. In addition, nothing contained in this Lease shall prohibit Ground Lessor from granting other easements, leases or licenses to use the Resort, or any part thereof, to third parties, subject to the rights of Ground Lessee hereunder. Further, all use of the Resort is subject to Ground Lessor’s right, in its sole discretion, to limit or restrict access to, or charge fees in connection with the usage of, certain portions of the Resort that are part of its systems of ski or snowboarding trails, golf facilities and other recreational or maintenance facilities, provided that such limitations or restrictions do not unreasonably restrict access to and use of the Premises and the Carinthia Ski Lodge. The Resort shall be subject to such reasonable rules and regulations as Ground Lessor may reasonably impose in connection with the health, welfare and safety of the residents and visitors to the Resort, in order to preserve and protect the natural beauty of the Resort, and in connection with the operation by Ground Lessor of the recreational aspects of the Resort, including without limitation ski and snowboarding trails other accommodations and other amenities.

6.              Use of the Premises.

A.            Ground Lessee shall, for the Term of this Lease, continuously use and operate (subject to any casualty or other events of force majeure, temporary closure to complete repairs, holidays, or seasonal operations) the Premises as a ski lodge serving the Resort, open to all invitees, guests, customers, staff, and other users and occupants of the Resort. The Carinthia Ski Lodge may include the following related amenities: restaurants, concessions, ski rentals and other skier services, lift ticket sales, retail stores, medical facilities, convenience stores, entertain areas and other similar amenities offered at ski resorts of comparable size and quality to the Resort.

B.            In no event shall the Premises be used or operated for any purpose or use that is inconsistent with the customary character of a first-class, family ski resort, which shall include associated restaurant and ski school operations. Ground Lessee agrees not to permit any unlawful or immoral practice to be carried on at or committed in the Premises or the Resort, or a use which would injure the reputation of the Premises, the Resort or the owner of the Resort. Ground Lessee shall not, without Ground Lessor’s prior consent, which may be withheld in Ground Lessor’s reasonable discretion: (i) use strobe or flashing or rotating lights visible from outside the Premises or in any signs therefor;

(ii) operate any electrical or other device which interferes with or impairs radio, television, microwave, cellular or other broadcasting or reception from or in the Resort; (iii) do or permit anything on or about the Premises that creates any noise, vibration, litter, dust, dirt, odor or other activity which may constitute a public or private nuisance; (iv) do or permit anything in or about the Premises that is obscene, pornographic or which creates a public or private nuisance; (v) use or permit upon the Premises anything that violates the certificates of occupancy issued for the Premises or the Resort; (vi) do or permit anything to be done upon the Premises in any way unreasonably and materially tending to disturb, bother, or annoy any other tenant in the Resort; (vii) offer within all or any part of the Premises any goods or services that Landlord determines, in its sole discretion, to be inconsistent with the image of a first-class, family-oriented ski resort or permit within all or any part of the Premises the display, sale, or rental of any item or thing which, in Landlord’s sole opinion, is pornographic, lewd, vulgar, obscene, graphically violent, or immoral (including, without limitation, any suggestive “adult” newspaper, book, magazine, picture, representation or merchandise of any kind, nude photographs, sexual devices, objects depicting genitalia, and any similar items); (viii) use or permit the Premises to be used for any type of “adult entertainment” including without limitation: allowing topless, bottomless, or bikini-clad individuals, waitresses, or performers, or any type of staged or theatrical dancing, burlesque, modeling, or contests in the Premises, or selling or having “adult” gifts or products, including without limitation: adult videos, movies, peep shows, games, magazines, toys, birth control devices, or other items of a sexual nature in or upon the Premises; (viii) use or permit the Premises to be used for any living quarters or sleeping apartments, except that employees of Ground Lessee and medical response personnel shall be permitted to stay at the Premises as needed for general operations; (ix) use or permit the Premises to be used for an ice skating rink.

C.            Subject to the terms of this Lease, including Section A above, and except as otherwise provided herein, Ground Lessee shall have the exclusive use of all Improvements now or hereafter erected or located on the Premises by or on behalf of Ground Lessee during the Term of the Lease.

7.              Title and Condition. The Premises is demised and let subject to the rights of the Ground Lessor and the state of the title thereof as of the commencement of this Lease, to any state of facts which an accurate survey or physical inspection thereof might show, and to all zoning regulations, 10 V.S.A. Chapter 151 (Act 250) permits, restrictions, easements, rules and ordinances and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction and to any existing encumbrances, if any, specifically described in Exhibit B attached hereto and incorporated herein (“Encumbrances”). Ground Lessor warrants to Ground Lessee, to Ground Lessor’s knowledge, upon which warranty the Ground Lessee relies, that, other than as expressly provided herein, at the time of the execution of this Lease, there are no encumbrances upon title to the Premises that would materially interfere with Ground Lessee’s quiet use and enjoyment thereof.

8.              Compliance with Laws and Insurance Requirements; Permits; Utilities.

A.            Ground Lessee will not do nor permit any act or use which is contrary to any Legal Requirement or insurance requirement set forth in this Lease, or which constitutes a public or private nuisance or waste. Ground Lessee shall not do nor permit any action or use of the Premises that would interfere with or compete with Ground Lessor’s business or operations.

B.            Ground Lessee shall obtain and maintain all permits and approvals necessary for the use and operation of the Premises, including all Improvements thereon.

C.            Ground Lessee shall pay all charges for gas, electricity, water, sewer service and other utilities used in the Premises and Improvements thereon during the Term of this Lease, all such utilities to be separately metered and to be obtained by Ground Lessee from the applicable utility company. Ground Lessee also shall be solely responsible for the payment of any connection, tap, hookup or other fee(s) imposed by any governmental authorities or by any utility company to extend, connect or continue utility service to the Premises.

9.              Term. Subject to the terms, covenants and conditions herein, Ground Lessee shall have and hold the Premises for a term commencing on the Commencement Date and expiring at midnight on the anniversary of the fiftieth (50th) calendar year following the Commencement Date unless terminated sooner as hereinafter provided (the “Term”). Upon no less than ninety (90) days written notice prior to Ground Lessor, and no greater than one hundred twenty (120) days prior to the expiration of the original term hereof, Ground Lessee shall have the one time option to extend the original term of this Lease by forty-nine (49) years (the “Extended Term”). In the event Ground Lessee exercises its right to extend the Term as provided in this paragraph 7, any reference in this Lease to the “Term”, the “term of this Lease” or any similar expression shall be deemed to include the Extended Term.

10.       Rent. Ground Lessee covenants and agrees to pay to Ground Lessor as Rent for the Premises during the Term of this Lease at the rate of $10.00 per annum, subject to Section 33 of this Lease.

11.       Ownership of Improvements.

A.            Title to any Improvements constructed by Ground Lessee on the Premises after the date of this Lease shall remain the property of Ground Lessee, subject nevertheless to the terms and conditions of this Lease, until the expiration or earlier termination of this Lease.

B.            Notwithstanding anything to the contrary, subject to any rights of Ground Lessor’s mortgagee, upon the expiration or earlier termination of this Lease, all Improvements then located on the Premises shall, with the Premises, be vacated and surrendered by Ground Lessee to the Ground Lessor in good condition and repair (subject to casualty and ordinary wear and tear) and shall become the property of Ground Lessor, and Ground Lessee agrees to execute and deliver to Ground Lessor such quitclaim deeds, bills of sale, assignments or other instruments of conveyance as the Ground Lessor may deem reasonably necessary to evidence such transfer of title to Ground Lessor.

12.       Net Lease. This is a “net lease” and Ground Lessor shall not be required to provide any utilities, services or do any acts in connection with the Premises except as specifically provided herein, and the Rent reserved hereunder shall be paid to Ground Lessor without any claims on the part of Ground Lessee for diminution, offset or abatement. Ground Lessee shall pay, as additional rent during the term of this Lease, all real estate taxes, assessments, and other governmental charges and Impositions which may be levied, assessed or shall become liens upon the Premises or any part thereof (or any building or other Improvement now existing or hereafter constructed, made or placed thereon by Ground Lessee).

Notwithstanding anything to the contrary herein, in the event that Ground Lessor shall elect to supply any of utilities to the Premises, Ground Lessee agrees to purchase the same from Ground Lessor. In the event any of such utilities are not separately metered to the Premises, at Ground Lessor’s election, Ground Lessee shall pay its equitable share thereof based on its usage and Landlord shall have the right, at its sole discretion, to reasonably determine Ground Lessee’s equitable share. In lieu of the foregoing, Ground Lessor may, with respect to any utility supplied to the Premises and not separately metered, at its sole option, require Ground Lessee to pay its pro-rata share of such utility, not on the basis of usage but on the basis of square footage, and Landlord shall have the right, at its sole discretion, to reasonably determine Ground Lessee’s pro rata share.

13.       Liens. Ground Lessee will not directly nor indirectly create or permit to be created or to remain, and will promptly discharge, any lien, encumbrance or charge on or pledge of, the Premises, any Improvements thereon, or any part thereof without the prior written consent of Ground Lessor and of the holder of any mortgage lien on the Resort or Premises. Ground Lessee will not permit any mechanic’s lien or other liens to be placed upon the Premises as a result of any materials or labor ordered by Ground Lessee or any of Ground Lessee’s agents, officers or employees. If any such lien is filed, Ground Lessee shall have such lien released of record or bond over said lien in form and amount reasonably satisfactory to Ground Lessor, at its sole cost and expense, and within a reasonable period of time.

14.       Maintenance and Repair. Ground Lessee shall at all times during the Term, of this Lease, at its own cost and expense, keep and maintain, or cause to be kept and maintained, in first class, safe, working order and operating condition (ordinary wear and tear accepted), the Premises and all Improvements on the Premises and shall prevent waste to the Premises and use all commercially reasonable efforts to prevent damage, or injury to the Premises. Without limiting the generality of the foregoing, Ground Lessee shall make all exterior and interior, structural and nonstructural repairs to the Premises and the Improvements thereon. Ground Lessor shall not be required to make any improvements, repairs, or alterations in or to the Premises during the Term of this Lease. Ground Lessee shall indemnify and save Ground Lessor harmless from and defend Ground Lessor against any and all costs, expenses, claims, losses, damages, fines or penalties, including reasonable attorneys’ fees, because of or due to Ground Lessee’s failure to comply with the foregoing.

15.       Construction.

A.            Ground Lessee shall, at its sole cost and expense, demolish the Existing Lodge on the Premises and construct a new ski lodge (the “Carinthia Ski Lodge”) on the Premises in accordance with the Plans and Specifications (as hereinafter defined). Ground Lessee shall use commercially reasonable efforts to complete the construction of the Carinthia Ski Lodge within five (5) years of the Commencement Date. In the event that (i) Ground Lessee fails to complete the construction of the Carinthia Ski Lodge, subject to reasonable delays caused by any Force Majeure event, within five (5) years of the Commencement Date, or, (ii) in the event that Ground Lessee commences construction but fails thereafter to diligently pursue the completion thereof (subject to delays caused by any Force Majeure event), then Ground Lessor shall have the right to (a) terminate this Lease and exercise any other rights or remedies provided for in this Lease or (b) to complete the Carinthia Ski Lodge and to charge the cost of such completion to Ground Lessee, which shall be promptly reimbursed by Ground Lessee within ten (10) days after receipt of an invoice detailing such costs and expenses incurred by Ground Lessor in connection with the completion of construction. In the event that this Lease is not terminated by Ground Lessor, any Improvements constructed at the expense of Ground Lessor under this subsection above shall remain the property of Ground Lessor.

B.            Ground Lessor also agrees to grant such rights to use any sanitary and storm sewer lines, water, gas, electric, telephone and other utility lines, utility systems and conduits on the Resort Property for the use and operation of the Existing Lodge and the Carinthia Ski Lodge to be hereafter constructed on the Premises on and subject to the terms and conditions set forth in this Lease and provided that such use shall be at Ground Lessee’s sole cost and expense and shall not interfere with Ground Lessor’s or other user’s use of the foregoing and further provided that Ground Lessee obtains all necessary approvals and permits in connection with such use. Ground Lessor shall cooperate with Ground Lessee to secure any easements, licenses or permits to complete the installation of the utility systems and conduits for the Carinthia Ski Lodge as reasonably required by Ground Lessee.

C.            Ground Lessee shall not construct or place any structures or objects on the Premises, other than the Carinthia Ski Lodge and related parking, utilities, landscaping, sidewalks, and similar improvements, without Ground Lessor’s prior written consent, not to be unreasonably withheld or delayed.

D.            All costs connected with the construction, implementation and use of the Lodge Improvements including but not limited to plans, permits, labor, and material shall by borne solely by Ground Lessee.

E.             Prior to the commencement of construction of the Carinthia Ski Lodge, or any other Improvements, all of the plans and specifications therefore, showing the location thereof, including, without limitation, preliminary development plans and final construction plans, specifications and working drawings, (the “Plans and Specifications”) shall be submitted to Ground Lessor, and approved in writing by Ground Lessor. Ground Lessee will deliver to Ground Lessor evidence satisfactory to Lender that all governmental authorities, including, without limitation, development agencies and offices having jurisdiction over the Premises (and whose approval of the Improvements is required) have approved the Plans and Specifications. Any material deviations from the approved Plans and Specifications shall be subject to the prior written approval of Ground Lessor.

F.              In no event shall the demolition of the Existing Lodge, the construction of the Carinthia Ski Lodge or of any other Improvements to the Premises interfere with the use and operation of the Resort.

G.            Ground Lessee shall cause the construction of the Carinthia Ski Lodge to be prosecuted with diligence in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and all building, zoning and other applicable governmental laws, statutes, ordinances, regulations, rules, permits and requirements affecting the Premises. Ground Lessee shall, at its own expense, remedy in a manner satisfactory to Ground Lessor, such portions or aspects of the construction of the Carinthia Ski Lodge, or any other Improvements, as Ground Lessor may reasonably determine are not in compliance (in all material respects) with the Plans and Specifications or any applicable governmental laws, ordinances, statutes, rules and regulations.

H.           Upon completion of construction of the Carinthia Ski Lodge and other Improvements, Ground Lessee shall provide to Ground Lessor a certificate by Ground Lessee’s architect, certifying with respect to those matters deemed necessary by Ground Lessor, including a certification of completion of such Improvements in accordance (in all material respects) with the Plans and Specifications.

I.                Ground Lessee shall provide to Ground Lessor such affidavits, lien waivers, releases and other documentations as may be reasonably requested by Ground Lessor in connection with the construction of the Carinthia Ski Lodge and any other Improvements, confirming payment in full of all contracts, cost and expenses for all work, materials and supplies in connection with the construction of the Carinthia Ski Lodge and any other Improvements and the waiver and release of any and all mechanic’s or materialmen’s liens in connection with any work performed on the Premises.

J.                Ground Lessee shall cause its contractors to comply with the insurance requirements set forth in this Lease with respect to the construction of any Improvements.

16.       Condemnation. If at any time during the Term of this Lease a substantial portion of the Premises (meaning thereby so much as shall render the Premises to any extent unusable by Ground Lessee, as reasonably determined by Ground Lessee) shall be taken by exercise of the right of condemnation or eminent domain or by agreement between Ground Lessor and those authorized to exercise such rights (all such proceedings being collectively designated as a “taking in condemnation” or a “taking”), this Lease shall, in the reasonable discretion of Ground Lessor or Ground Lessee terminate and expire on the date of such taking and the rent and other amounts payable to Ground Lessee hereunder shall be apportioned and paid to the date of such taking. Ground Lessee shall have no right to interpose, prosecute or collect a claim against Ground Lessor in any proceedings for taking in condemnation, for the loss of the value of this Lease or improvements made by Ground Lessee to the Premises, provided, however, that Ground Lessee may pursue its own claim (without diminishing Ground Lessor’s award as hereinafter described) to recover from the condemning authority, but not from the Ground Lessor, such compensation as may be separately awarded or recoverable by Ground Lessee in Ground Lessee’s own right on account of any and all damage to Improvements constructed at the sole cost and expense of Ground Lessee, or to its operation by reason of taking in condemnation.

If the title to less than a substantial portion of the Premises shall be taken in condemnation so that the operations conducted on the Premises can be continued without material diminution, this Lease shall continue in full force and effect and Ground Lessee shall restore the Improvements to as near a condition as possible to the condition that existed prior to such taking. Any award for a partial taking shall be vested as set forth in the prior paragraph relating to the total taking in condemnation. The proceeds of any award to Ground Lessee in case of any condemnation shall be held in trust by Ground Lessor and applied and disbursed to Ground Lessee on account of the obligation of Ground Lessee to repair and rebuild the Premises in the event of a condemnation.

17.       Insurance and Indemnity. During the Term of this Lease, Ground Lessee, at its sole cost and expense, and for the benefit of the Ground Lessor, shall carry and maintain the following insurance:

A.            Casualty Insurance. Ground Lessee will keep the Premises, and all Improvements thereon, insured in the name of Ground Lessor and Ground Lessee (as their interests may appear with each as a named insured, additional insured or loss payee, as applicable, to provide each with the best position) against loss or damage by fire, windstorm and other hazards, casualties and contingencies which are covered by what is commonly referred to as “all risk” or “Causes of Loss Special Form” insurance, and such other contingencies, “additional coverage” and types of casualty as Ground Lessor or its lender may require. Unless otherwise specified by Ground Lessor, all insurance required hereunder shall be for 100% of the full replacement cost of the Premises with a deductible amount not to exceed $50,000.00. Each policy of casualty insurance shall (a) provide that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Ground Lessee which might otherwise result in forfeiture of said insurance, (c) contain a waiver by the insurer of all rights of setoff, counterclaim or deduction against Ground Lessor, (d) include an agreed amount endorsement and a replacement cost endorsement, and (e) include a broad form boiler and machinery endorsement if any fired pressure vessels or piping or machinery of 10 or more horsepower is located on the Land. The insurance required to be carried by Ground Lessee under this Section shall be evidenced by a certificate of insurance (issued on ACORD 28 or equivalent form) from Ground Lessee’s insurer, authorized agent or broker. Upon request, Ground Lessee shall name the holder of any mortgage on the Premises pursuant to a standard mortgagee, additional insured or loss payee clause as such holder shall elect with respect to the foregoing property insurance, provided such holder agrees with Ground Lessee in writing to disburse such insurance proceeds to Tenant for, and periodically during the course of, repair and restoration of the Improvements as set forth in this Lease. Any such insurance proceeds not required for the repair and restoration of the Premises shall belong to Ground Lessor.

B.            Builder’s Risk Insurance. During the course of any construction upon the Premises, Ground Lessee shall maintain such builder’s risk insurance as may be required by Ground Lessor or its lender. Unless otherwise specified by Ground Lessor, Ground Lessee shall maintain builder’s risk insurance against all risks of physical loss, including collapse and transit coverage, for 100% of the full replacement cost of the completed construction, such insurance to be in non reporting form, with a deductible amount not to exceed $50,000.00. Each policy of builder’s risk insurance shall (a) provide that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Ground Lessee which might otherwise result in forfeiture of said insurance, (b) contain a waiver by the insurer of all rights of setoff, counterclaim or deduction against Ground Lessor, (d) contain a “permission to occupy upon completion of work” endorsement, and (e) include such coverage for stored materials and materials in transit as Ground Lessor or its lender may reasonably require.

C.            Flood Insurance. If the Premises is in an area identified as a flood hazard area by the Federal Emergency Management Agency or any other similar entity, Ground Lessee shall maintain such flood insurance as may be required by Ground Lessor or its lender.

D.            Public Liability Insurance. Ground Lessee shall maintain commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Premises or the Common Areas, such insurance (A) to be on the so called “occurrence” form containing minimum limits per occurrence of $                 in the aggregate, together with excess and/or umbrella liability in an amount of at least $                 ; (B) to contain a liquor liability endorsement if any part of the Premises is covered by a liquor license; (C) to continue at not less than the aforesaid limit until required to be changed by Ground Lessor in writing by reason of changed economic conditions making such protection inadequate; (D) to cover at least the following hazards, (1) premises and operations, (2) products and completed operations on an “if any” basis, (3) independent contractors, (4) blanket contractual liability for all written and oral contracts, (5) contractual liability covering the indemnities contained in this Lease to the extent the same is available, and (6) all legal liability imposed upon Ground Lessor and all court costs and attorneys’ fee incurred in connection with Ground Lessee’s ownership, operation and maintenance of the Improvements on the Premises; ; and (E) to be without any deductible. Ground Lessee shall cause Ground Lessor to be named as an additional insured on all policies of liability insurance maintained by Ground Lessee (including excess liability and umbrella policies) with respect to the Premises. The insurance required to be carried by Ground Lessee under this Section shall be evidence by a certificate of insurance (issued on ACCORD 25 or equivalent form) from Ground Lessee’s insurer, authorized agent or broker.

E.             Other Insurance. Ground Lessee shall maintain such worker’s compensation insurance as is required by law from time to time.

F.              Evidence of Insurance. Ground Lessee shall deliver and keep in Ground Lessor’s possession at all times originals of all insurance policies required hereunder and shall deliver renewals of all such policies to Ground Lessor at least ten (10) days prior to any expiration or termination thereof. All insurance maintained by Ground Lessee pursuant to the terms hereof shall be in such forms and with such companies as Ground Lessor may require. In the event that renewals of policies, correctly written, in approved companies and of such kinds and types and for such term and amounts as Ground Lessor may require, are not delivered to Ground Lessor ten (10) days or more before the termination or expiration of the existing policy or policies, Ground Lessee authorizes Ground Lessor to act for it and procure at Ground Lessee’s expense the necessary insurance coverage (which may, at Ground Lessor’s option, be single interest insurance to protect Ground Lessor’s interests) and agrees to keep insurance so written in force until its expiration date of this Lease.

G.            Insurers and Cancellation. All insurance maintained pursuant to the terms of this Lease shall be issued by insurers of recognized responsibility, which are qualified to do business in the State of Vermont. Each such policy of insurance shall provide that it shall not be cancelled or terminated for any reason or modified or amended in any manner so as to reduce the scope or amount of coverage or the deductible amount except upon thirty (30) days’ prior written notice to Ground Lessor.

H.           Indemnity. Ground Lessee agrees to defend, indemnify and hold Ground Lessor, its directors, officers, employees, agents and servants, harmless from and against all liabilities, costs and expenses (including reasonable attorney’s fees and expenses) and all damages imposed upon or asserted against the Ground Lessor, as owner of the Premises, including, without limitation, any liabilities, costs and expenses and actual or consequential damages imposed upon or asserted against Ground Lessor, on account of (i) any use, misuse, non-use, condition, maintenance or repair by Ground Lessee of the Premises, (ii) any taxes, and other Impositions which are the obligation of Ground Lessee to pay pursuant to the applicable provisions of this Lease, (iii) any failure on the part of Ground Lessee to perform or comply with any other of the terms of this Lease or any sublease, (iv) any liability Ground Lessor may incur or suffer as a result of Ground Lessee’s breach of any environmental laws or other laws affecting the Premises, and (vi) accident, injury to or death of any person or damage to property on or about the Premises. If at any time any claims, costs, demands, losses or liabilities are asserted against Ground Lessor by reason of any of the matters as to which Ground Lessee indemnifies Ground Lessor hereunder, Ground Lessee will, upon notice from Ground Lessor, defend any such claims, costs, demands, losses or liabilities at Ground Lessee’s sole cost and expense by counsel reasonably acceptable to Ground Lessor. This indemnity shall survive the expiration or earlier termination of this Lease.

18.       Casualty. If, at any time during the Term of this Lease, the Improvements or any part thereof, shall be damaged or destroyed by fire or other casualty (including any casualty for which insurance coverage was not obtained or obtainable) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Ground Lessee, at its sole cost and expense, shall proceed with reasonable diligence (subject to a Force Majeure event), subject to a reasonable time allowance for the purpose of adjusting such loss, to repair, alter, restore, replace or rebuild the same as nearly as possible to its use, value, condition and character immediately prior to such damage or destruction, subject to such changes or alterations as the Ground Lessee may elect to make in conformity with the provisions of Section 15 hereof. The insurance proceeds in the case of a casualty shall be held in trust by Ground Lessor and applied and disbursed to Ground Lessee on account of the obligation of Ground Lessee to repair and rebuild the Premises in the event of a casualty.

19.       Assignment, Mortgage, Subletting. This Lease may not be assigned or sublet, by merger, consolidation, operation of law or otherwise, by Ground Lessee without the prior written consent of Ground Lessor, which consent may be withheld by Ground Lessor in its sole discretion. Notwithstanding the foregoing, it is agreed by the parties hereto that Ground Lessee may sublet to one or more tenants for the purpose of operating the Premises and leasing out the Improvements for commercial purposes. Notwithstanding any assignment or sublease of this Lease, be it in whole or in part hereof, Ground Lessee shall remain liable for the full and faithful performance of all of Ground Lessee’s obligations hereunder and with respect to the Premises.

20.       Arbitration. All disputes and controversies of every kind and nature between the parties to this Lease arising out of or in connection with the Lease including but not limited to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach continuance or termination thereof shall be submitted to arbitration under the rules of the American Arbitration Association then pertaining pursuant to the procedure set forth below.

A.            Either party may demand such arbitration in writing within five days after the controversy arises, together with a statement of the matter in controversy.

B.            The arbitration costs and expenses of each party shall be borne by that party except that the costs and expenses of the arbitrators shall be born equally by the parties.

C.            The arbitration hearing shall be held in Dover, Vermont, within sixty (60) days of the appointment of the third arbitrator, if such an arbitrator is appointed, upon ten days’ notice to the parties.

D.            An award rendered by a majority of the arbitrators appointed hereunder shall be final and binding on all parties to the proceeding and enforceable under the laws of the State of Vermont.

THE PARTIES UNDERSTAND THAT THIS AGREEMENT CONTAINS AN AGREEMENT TO ARBITRATE. AFTER SIGNING THE DOCUMENT, GROUND LESSEE WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE THAT IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, GROUND LESSEE AGREES TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR AS OUTLINED ABOVE.

Ground Lessor Initials	Ground Lessee Initials

21.       Quiet Enjoyment. Ground Lessor covenants that if and so long as Ground Lessee keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Ground Lessee to be kept and performed, Ground Lessee shall quietly enjoy the Premises without hindrance or molestation by Ground Lessor subject to the covenants, agreements, terms, provisions and conditions of this Lease, excluding but not limited to the property rights retained by the Ground Lessor in this Lease.

22.       Surrender. Upon any expiration of this Lease, Ground Lessee shall quit and surrender the Premises to Ground Lessor in good order and condition, except for ordinary wear and tear and except for any portion or portions of the Premises which shall have been taken in a condemnation proceeding resulting in such termination under Section 16 or destruction under Section 18.

23.       Notices. All notices, demands, requests or other communications which may be or are required to be given, served or sent by either party to the other shall be in writing and shall be deemed to have been properly given or sent by mailing by register or certified mail or recognized overnight carrier with the postage prepaid, addressed to such party at the address hereinabove first set forth for such party.

24.       Miscellaneous Provisions.

A.            This Lease may be amended only by an instrument in writing, signed by Ground Lessor and Ground Lessee.

B.            This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

C.            This lease shall be construed and enforced in accordance with the laws of the State of Vermont.

25.       Memorandum of Lease. Ground Lessor and Ground Lessee hereby agree to execute as soon as practical after execution of this Lease a short form or memorandum of lease, in proper form for recording at the Dover Town Office.

26.       Taxes. Ground Lessee shall, during the Term of this Lease, pay and discharge punctually, as and when the same shall become due and payable, all taxes, special and general assessments, water rents, rates and charges, and other Impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof which shall or may, during the Term of this lease, be charged, levied, laid, assessed, imposed, become due and payable, or liens upon or for, or with respect to the Premises or any part thereof, or any Improvements, appurtenances, or equipment owned or used by Ground Lessee thereon or therein, or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, order, or regulations of the federal, state, county, town and city governments, and of all other governmental authorities whatsoever, and all sewer rents, charges for water, steam, heat, gas, hot water, electricity, light and power, and other service or services, furnished to the Premises or the occupants thereof during the Term of this lease. If the Premises are not taxed as a subdivided parcel, Taxes shall be equitably prorated between the Premises and the parcel of which it is a part.

27.       Compliance with Laws. Ground Lessee, at its sole expense, shall comply with all laws, orders and regulations of federal, state, and municipal authorities, and with any direction of any public officer, pursuant to law, respecting the use or occupancy of the Premises, and the construction of all Improvements. During the Term of this Lease, Ground Lessee shall not cause or permit any hazardous substances or hazardous materials to be used or stored on, in or under the Premises by Ground Lessee, its agents, employees or contractors, or anyone claiming by, through or under Ground Lessee, except in the ordinary course of business in the operation of Ground Lessee’s business as permitted by Section 6 of this Lease, or as reasonably required in performing the obligations of Ground Lessee under this Lease, and then only to the extent no Legal Requirements in effect at such time are violated by Ground Lessee. Ground Lessee, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business or operations, or for the construction of the Improvements and the making of repairs, alterations or additions to the Improvements or Premises. Ground Lessor where necessary will join with Ground Lessee at its own expense in applying for all such permits or licenses. Ground Lessee shall not use or occupy the Premises for unlawful purposes or purposes in conflict with the uses contemplated herein.

28.       Condition of Premises. Ground Lessee acknowledges that it has had sufficient opportunity to inspect the Premises and accepts the Premises in its present condition, “as is, where is” and without any representation or warranty by Ground Lessor as to the condition of the Premises, any improvements which are located in, on, or under the Premises and improvements which serve the Premises but are not located thereon, or as to the use or occupancy which may be made thereof. Ground Lessee acknowledges that Ground Lessor and Ground Lessor’s agents have made no representation or warranties as to the condition or use of the Premises. At the expiration or early termination of this Lease, Ground Lessee, but only if requested in writing by Ground Lessor in Ground Lessor’s sole discretion, shall remove all Improvements constructed by or on behalf of Ground Lessee and shall peaceably surrender the Premises in as good condition as they were in at the beginning of the Term, reasonable wear and tear accepted. Absent such written request by Ground Lessor to remove the Improvements constructed by or on behalf of Ground Lessee, Ground Lessee upon expiration or early termination of this Lease shall leave said Improvements as is, which shall immediately become the owned property of Ground Lessor. Ground Lessee by its signature hereto acknowledges and agrees that in consideration of the mutual covenants contained herein and in consideration of such financial considerations as are contained in the Limited Partnership Agreement that governs Ground Lessee and its limited partners, any Improvements constructed by or on behalf of Ground Lessee are being constructed and/or installed for the benefit of both Ground Lessor and Ground Lessee, and in conjunction with and to benefit the operations of the Resort.

29.       Alterations and Improvements. Ground Lessee may make alterations, additions and Improvements to the Premises from time to time and all of such alterations, additions or Improvements shall be and remain the property of Ground Lessee at all times during the Term of this Lease and any extensions or renewals thereof; provided that any Improvements costing in excess of $100,000 or affecting the structure of any Improvements, shall be approved in writing, in advance, by Ground Lessor. With the prior written consent of Ground Lessor in writing, Ground Lessee at its sole expense may demolish and remove any and all Improvements on the Premises owned by Ground Lessee; provided, however, that Ground Lessor acknowledges and agrees that in connection with the construction of the Carinthia Ski Lodge, Ground Lessee shall demolish the Existing Lodge.

Unless provided otherwise in this Lease, Ground Lessee shall not be required to remove any alterations, additions or Improvements, provided, however, Ground Lessee’s failure to do so prior to the termination or expiration of this Lease shall be deemed abandonment thereof and, at Ground Lessor’s option, title thereto shall vest in Ground Lessor. In the case of removal or demolition of any Improvements required by Ground Lessor, Ground Lessee shall level the Premises, remove all rubble and promptly repair any damage caused by said removal.

30.       Ground Lessee’s Default. A default or an event of default shall be defined as follows (an “Event of Default”):

A.            If default shall be made in the due and punctual payment of any Rent or additional rent or other sums payable under this Lease, or any part thereof, when and as the same shall become due and such default shall continue for a period of twenty (20) days after written notice by Ground Lessor to Ground Lessee; or

B.            If default shall be made by the Ground Lessee in the performance or compliance with any agreements, terms, covenants, or conditions in this Lease other than those referenced in the foregoing subparagraph (A), and shall not be cured within a period of thirty (30) days after notice by the Ground Lessor to the Ground Lessee specifying the event of default, or in the case of a default which cannot with due diligence be cured within said thirty (30) day period, if the Ground Lessee fails to commence within said thirty (30) day period the steps necessary to cure the same and thereafter to prosecute the cure of such default with due diligence within sixty (60) days; or

C.            Ground Lessee fails to perform or observe any obligations pursuant to Ground Lessee’s operating covenant hereunder, or

D.            If the Ground Lessee shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or if there shall be appointed a receiver or trustee of all or substantially all of the property of the Ground Lessee, or if the Ground Lessee shall make an assignment for the benefit of one of Ground Lessee’s creditors; or

E.             Ground Lessee vacates the Premises in violation of this Lease or abandons the Premises.

Upon the occurrence of one or more Events of Default, in addition to any other rights or remedies Ground Lessor may have at law or in equity, Ground Lessor shall have the right to immediately re-enter and regain possession of the Premises and to exclude Ground Lessee from further use, occupancy, and enjoyment thereof. Ground Lessee waives any and all claims which, the Ground Lessee may have against the Ground Lessor, regardless of when the same arise, on account of such regaining of possession by Ground Lessor or such exclusion. In particular, but not by way of limitation, Ground Lessor may remove all persons and property from the Premises and may store such property in a public warehouse or elsewhere at the cost of and for the account of Ground Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

In the event Ground Lessor elects to re-enter and regain possession of the Premises, as provided herein, or should Ground Lessor take possession pursuant to legal proceedings or pursuant to any notice or mechanism provided by law, Ground Lessor may either terminate this Lease or may from time to time, without terminating this Lease, make such alterations and repairs as Ground Lessor deems necessary in order to relet and operate the Premises. Ground Lessor may relet and operate the Premises or any part thereof for such term or terms which may be for a term extending beyond the Term of this Lease, and at such rental or rents and upon such other terms and conditions as Ground Lessor, in its sole discretion deems advisable. Upon such reletting, all rental thereby received by Ground Lessor shall be applied: first, to the payment of any indebtedness or rent due hereunder from Ground Lessee to Ground Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys’ fees, and costs of any such alterations and repairs as Ground Lessor may make to facilitate such re-rental; and, third, the residue, if any, shall be held by Ground Lessor and applied in payment of future rent as the same may become due and payable hereunder. No such re-entry or taking possession of the Premises by Ground Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be mailed to Ground Lessee or unless the termination thereof be decreed by a court of competent jurisdiction, at which time all amounts recovered by Ground Lessor by reletting and operating the Premises may be kept by it.

Notwithstanding any such reletting without termination, Ground Lessor may, at any time thereafter elect to terminate this Lease for such previous Event of Default. Should Ground Lessor at any time terminate this Lease for any breach, in addition to any other remedies it may have, Ground Lessor may recover from Ground Lessee the Rent owed for the remainder of the Term, and all damages Ground Lessor may incur by reason of such breach, including the costs of recovering the Premises and reasonable attorneys’ fees. Ground Lessee also consents and agrees that any rights granted hereby or expressed herein as to the Premises, as a result of Ground Lessee’s default, shall also appertain to any of Ground Lessee’s Improvements on the Premises or serving the Premises but not located thereon.

31.       Ground Lessor’s Right to Perform Ground Lessee’s Obligations. If Ground Lessee is in default of any material provision of this Lease, other than the provisions requiring the payment of Rent, and Ground Lessor shall give to Ground Lessee written notice of such Event of Default, and if Ground Lessee shall fail to cure or commerce to cure such Event of

Default within thirty (30) days after the receipt of such notice, then Ground Lessor may, in its sole discretion, enter the Premises at any time and cure such Event of Default for the account of Ground Lessee, and any sums reasonably expended by Ground Lessor in connection therewith shall be deemed to be additional rent and payable upon written demand by Ground Lessor.

32.       Right of Access. Ground Lessor and its representatives may enter upon the Premises and any Improvement located on the Premises at any reasonable time for the purpose of inspections relating to compliance with this Lease, or at any time in the event of an emergency.

33.       Priority of Mortgages; Estoppel; Subordination.

A.            It is understood and expressly agreed between the parties that this Lease shall always be subject and subordinate to any present or future mortgages or assignments to mortgagees affecting the Premises. Ground Lessee may require as a precondition to any such subordination that the mortgagee agree to honor this Lease in the event of foreclosure and, in return, Ground Lessee shall agree to attorn to such mortgagee; provided, however, that Ground Lessee hereby acknowledges and agrees that upon a foreclosure, deed in lieu of foreclosure, or the enforcement of any such mortgagee’s rights and remedies, (i) any revenues from the Premises that are based upon the sale of “access” to the Resort (e.g., ski lift tickets, ski rentals, ski school and similar revenues based upon Resort access) would flow to and be managed by the mortgagee or purchaser of the Resort, as successor landlord, and (ii) rent under the lease would become market rent, all as further set forth and described in the form of subordination, non-disturbance and attornment agreement attached hereto Exhibit C (the “SNDA Form”).

B.            Simultaneously with the execution of this Lease, Ground Lessor, Ground Lessee, and Ground Lessor’s existing lender (such existing lender, together with its successors, assigns and transferees, as applicable, the “Existing Lender”) which holds a mortgage on the Resort, including the Premises (as such mortgage may be amended, restated, modified, assigned or transferred, the “Existing Mortgage”)shall execute the SNDA Form. Ground Lessee further acknowledges and agrees that the SNDA Form, upon execution by all of the parties thereto, shall be binding upon and inure to the benefit of all of the parties thereto, and their respective successors and assigns. Ground Lessee also agrees, upon request by Existing Lender or Ground Lessor, to execute any confirmation, ratification, or necessary amendments of or to the SNDA Form in connection with (i) any refinancing, substitutions, splitting or bifurcation, amendments, modifications, ratification or restatement of the promissory note(s) and any other indebtedness and/or other obligations secured by the Existing Mortgage or by any other documents evidencing, securing or relating to such indebtedness and/or other obligations, (ii) the release, substitution or exchange of any collateral securing such indebtedness or other obligations, (iii) increase to or changes in the terms of payment of the promissory note(s) and any other indebtedness and/or other obligations secured by the Existing Mortgage, or (iv) any assignment (including by operation of law) or transfer of any rights or interests of Existing Lender under the Existing Mortgage and/or the indebtedness and/or other obligations secured thereby.

C.            Ground Lessee agrees, within fifteen (15) days after request by Ground Lessor, to execute, acknowledge and deliver to and in favor of the proposed holder of any mortgage or purchaser of the Premises, an estoppel certificate in such form as Ground Lessor may reasonably require.

D.            Except as otherwise provided in A. or B. of this Section 33, upon request of the holder of any mortgage affecting the Premises following the date hereof, Ground Lessee will subordinate its rights under this Lease to the lien thereof and to all advances made or hereafter to be made upon the security thereof, and Ground Lessee shall execute, acknowledge and deliver an instrument effecting such subordination; provided, however, Ground Lessor shall obtain and deliver to Ground Lessee, in recordable form, from the holder of any such mortgage to which this Lease is to become subordinate following the date hereof, a non-disturbance agreement substantially in the form attached hereto as Exhibit C or such form reasonably approved by Ground Lessor, Ground Lessee and the applicable mortgagee.

34.       Cumulative Remedies. The remedies of Ground Lessor herein shall be cumulative and not alternative, and not exclusive of any other right or remedy available to Ground Lessor.

35.       Holdover Tenancy. Any holding over by the Ground Lessee after the termination of this Lease shall be on a day to day basis at the rent in effect at the time of the holding over prorated on a daily basis. The covenants and agreements contained herein shall remain in force during the period of any holding over insofar as applicable.

36.       Waiver. The failure of the Ground Lessor to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Ground Lessor may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained.

37.       Force Majeure. In the event Ground Lessor or Ground Lessee shall be delayed, hindered in or prevented from the performance of any act required hereunder (other than the payment of Rent) by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, war or other reason beyond their reasonable control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section shall not operate to excuse Ground Lessee from prompt payment of rent or any other payment required by Ground Lessee under the terms of this Lease or (ii) be applicable to delays resulting from the inability of a party to obtain financing or to proceed with its obligations under this Lease because of lack of funds.

38.       Invalidity or Inapplicability of Clause. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest permitted by law. Any portion of this Lease determined to be invalid or unenforceable shall, to the extent possible, be reformed to accomplish its intended effect.

39.       Captions. The parties mutually agree that the headings and captains contained in this Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease.

40.       Notices. Service of all notices under this Lease shall be sufficient if delivered personally or if mailed via registered mail to the party involved at the address hereinafter set forth, or at such other address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

Ground Lessor’s Address:

Mount Snow Ltd., PO Box 2810, West Dover, VT 05356

Ground Lessee’s Address:

89 Grand Summit Way, West Dover, VT 05356

41.       Successors or Assigns. Except as otherwise provided herein, the covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of the Ground Lessor, its successors and assigns, and Ground Lessee, and it successors and assigns.

42.       Entire Agreement; Amendments. It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, conditions, inducements and understandings between Ground Lessor and Ground Lessee relative to the demised Premises and that there are no promises, agreements, conditions, understandings, inducements, warranties or representations, oral or written, express or implied, between them other than as herein set forth and shall not be modified in any manner except by an instrument in writing executed by the parties.

43.       Recording. The parties agree that this Lease or a Memorandum of Lease may be recorded at Ground Lessee’s option in the Land Records of West Dover, Vermont.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Ground Lease Agreement under seal as of this              day of                     , 2013.

GROUND LESSOR:

MOUNT SNOW LTD.

By:
Name:
Title:

Hereunto duly authorized

STATE OF VERMONT

COUNTY OF WINDHAM, SS.:

On the        day of                201    , before me personally appeared                                   , to me known, who being by me duly sworn, did depose and say that he/she is the                                                        of                                         , the Lessor described in and which executed the foregoing instrument as his/her free act and deed and as the free act and deed of .

My Commission Expires:
Notary Public

GROUND LESSEE:

CARINTHIA SKI LODGE LLC

By:
Name:
Title:

Hereunto duly authorized

STATE OF VERMONT

COUNTY OF WINDHAM, SS.:

On the        day of                201    , before me personally appeared                                   , to me known, who being by me duly sworn, did depose and say that he/she is the                                                        of                                         , the Lessor described in and which executed the foregoing instrument as his/her free act and deed and as the free act and deed of .

My Commission Expires:
Notary Public

EXHIBIT A

Premises Description

EXHIBIT A-1

SITE PLAN

EXHIBIT B

Encumbrances

EXHIBIT F

WATER SUPPLY AGREEMENT

E-1

Upon Recording Return To:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attention: Ani E. Ajemian, Esq.

WATER USE AGREEMENT

This Water Use Agreement (“Agreement”) is entered into by and between Mount Snow, Ltd. (“Mount Snow”), a Vermont corporation with its principal place of business at 39 Mount Snow Road, West Dover, Vermont, and West Lake Water Project LLC, a Vermont limited liability company (“West Lake”), with its principal place of business at 89 Grand Summit Way, West Dover, Vermont 05356.

RECITALS

WHEREAS, Mount Snow is owner of the skiing facility located at 39 Mount Snow Road, West Dover, Vermont, commonly known as “Mount Snow” (“Resort”); and

WHEREAS, Mount Snow is also owner of certain real property located in the Town of Wilmington, County of Windham, State of Vermont, as more particularly described on Schedule A attached hereto (the “Premises”); and

WHEREAS, West Lake is Ground Lessee under that Ground Lease Agreement by Mount Snow, as Ground Lessor, dated as of                          for the Premises and other rights and interests as more particularly described and referred to therein (the “Lease”); and

WHEREAS, West Lake intends to construct, maintain and operate a Snowmaking System (as defined in the Lease) on a portion of the Premises, as more particularly described in the Lease, comprised of water lines, dams, pumps, pump houses and other equipment associated therewith and a Water Impoundment (as defined in the Lease), consisting of a 120-million gallon water storage pond and associated pumps, piping, weirs, dams and pump house (all of the foregoing, collectively, the “System”); and

WHEREAS, West Lake desires to operate the System for the benefit of Mount Snow to provide snowmaking water for the Resort and to sell all of snowmaking water produced by the System to Mount Snow, and Mount Snow desires to purchase all of the snowmaking water produced by the System from West Lake; and

NOW THEREFORE IN CONSIDERATION of the mutual covenants contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

1.              Supply of Water. West Lake hereby agrees to use and operate the System for the Term of this Agreement, and to supply all of the water produced, managed and stored by the System exclusively to Mount Snow, subject to the terms and conditions of this Agreement and the Lease. Mount Snow hereby agrees to procure all water needed for the Resort for snowmaking purposes from West Lake.

2.              Term of Agreement. The term of this Agreement shall be commence as of the date hereof and expire within fifty (50) years or the earlier termination of this Agreement (“Term”). Upon not less than ninety (90) days prior written notice to West Lake, but not more than hundred eighty (180) days prior to the expiration of the original term of this Agreement, Mount Snow shall have the one time option to extend the original term of this Agreement by forty-nine (49) years. Notwithstanding the foregoing, in the event the Lease expires or terminates prior to the expiration of the Term or earlier termination of this Agreement, then, at the sole option of Mount Snow, this Agreement shall terminate upon written notice to West Lake.

3.              Environmental Impacts. West Lake hereby agrees to monitor any and all environmental impacts that are or may be associated with water withdrawal and replenishment for or related in any manner to the System, including but not limited to mandatory reporting to the State of Vermont’s Department of Environmental Conservation (“DEC”) (and any other applicable governmental authority), along with any supporting documentation thereof including by not limited to detailed reports and analysis that may be required by the DEC. West Lake shall not commit or permit any act or occurrence which results or may result in a release or harm to the environment, violation of any applicable state or federal law or regulation, or impact under, in or on the Premises, the groundwater, surface water, or air. West Lake shall indemnify, defend, and hold harmless Mount Snow, its successors and assigns, from any and all claims, damages, liabilities, expenses or fees related to its operation and use of the System. West Lake shall furnish to Mount Snow true, accurate and complete copies of any reports, correspondence, or filings of any manner sent to the DEC (or other governmental authority) within seven (7) days of submission.

4.              Payments.

a.              As consideration for being supplied all of its snowmaking water Mount Snow shall pay West Lake for the volume of water received and for services reasonably related to delivery of snowmaking water. All water supplied to Mount Snow shall be monitored by meter recording water volume. West Lake shall read each meter on a monthly or otherwise regular basis, and shall report the water usage to Mount Snow.

b.              Mount Snow shall pay to West Lake on a quarterly basis, in the amount of Five Thousand Dollars ($5,000.00) per one million gallons of snowmaking water supplied to it by West Lake for use at the Resort for snowmaking purposes. Mount Snow shall commence payment for West Lake’s snowmaking water upon receipt of the first delivery of water by West Lake to Mount Snow.

c.               West Lake shall be responsible for any and all operating expenses incurred at the Premises, with respect to the System, and as otherwise provided in the Lease.

5.              Permit Responsibility. West Lake shall be responsible for obtaining any and all permits and regulatory approvals necessary for or associated with supplying snowmaking water to Mount Snow and operating the System. Mount Snow shall retain full and unrestricted right to appear or participate as a party in, or to furnish comments in connection with, any regulatory proceeding or review involving supplying snowmaking water to the Resort.

6.              Right to Terminate.

a.              Inadequate Supply and Authority. Mount Snow may terminate this Agreement and exercise any and all rights and remedies available to it hereunder, at law or in equity if at any time (i) West Lake does not have the legal right or authority to supply snowmaking water to Mount Snow, or (ii) West Lake cannot, in Mount Snow’s reasonable discretion, supply adequate amounts of water to meet Mount Snow’s snowmaking needs. In the event West Lake cannot provide adequate amounts of water to meet Mount Snow’s snowmaking needs, Mount Snow shall have the right supplement its supply of snowmaking water from other sources without waiving any rights under this Agreement, and this Agreement shall not be deemed terminated.

b.              For Reasons Pertaining to Regulatory Approval. Mount Snow may terminate this Agreement by giving notice to West Lake in writing if West Lake does not obtain all permits and approvals from all applicable governmental authorities, as are necessary for the use of snowmaking water from West Lake’s water storage pond.

c.               For Reasons Pertaining to Material Adverse Impacts. Mount Snow may terminate this Agreement if the operation of the System causes a Material Adverse Impact (as hereinafter defined) on its business operation. A “Material Adverse Impact” shall mean an impact that substantially impairs Mount Snow’s ability to make snow at the Resort, in Mount Snow’s reasonable discretion.

d.              Notice to Cure. Notwithstanding anything to the contrary herein, in the event of a Material Adverse Impact, Mount Snow shall provide West Lake with written notice thereof, and Mount Snow shall not have any right to terminate this Agreement unless and until West Lake has not cured such Material Adverse Impact within ninety (90) days following receipt of such notice by Mount Snow.

7.              Insurance. During the Term of this Agreement, West Lake, at its sole cost and expense, and for the benefit of Mount Snow, shall carry and maintain commercial general liability insurance, including personal property damage, insuring Mount Snow against liability for injury to persons or property occurring in or about the System or arising out of the ownership, maintenance, use, or occupancy thereof, or any other such insurance reasonably required by Mount Snow. The coverage of such insurance shall not be less than Two Million Dollars ($2,000,000.00) for commercial general insurance, property insurance for not less than the full replacement value of the System, and an umbrella policy of not less than Four Million Dollars ($4,000,000.00) for both.

All insurance policies maintained by West Lake pursuant to the terms of this Agreement shall name Mount Snow, Mount Snow’s mortgagees, and West Lake as insureds as their respective interests may appear and shall be written as primary policies which do not contribute to and are not in excess of coverage which Mount Snow may carry. All such insurance policies shall require the insurance carriers to provide Mount Snow with at least thirty (30) days written notice prior to termination or cancellation of any policy. At the commencement of the Term of this Agreement and thereafter not less than thirty (30) days prior to the expiration date of any policy required hereunder, West Lake shall deliver to Mount Snow certificates of insurance reflecting the required insurance provided under this Section 7, upon request by Mount Snow.

8.              Damage and Destruction. In the event the Premises, or any part thereof, including but not limited to the System or any part thereof, is hereafter damaged or destroyed by casualty or otherwise, then West Lake shall promptly repair any such damage or destruction, including any replacements that may be required, and shall defend, hold harmless and indemnify Mount Snow in connection therewith from any third-party claims in the manner set forth in Section 9. West Lake shall also hold harmless and indemnify Mount Snow from any and all damages to Mount Snow proximately caused thereby. This Section shall survive termination of this Agreement.

9.              Third-Party Claims. West Lake shall defend, hold harmless and indemnify Mount Snow in full from and against any and all loss, costs (including attorney’s fees), damages, claims and liability resulting from any third-party claims against Mount Snow resulting from West Lake’s actions under this Agreement. West Lake shall also defend, hold harmless and indemnify Mount Snow from and against any and all loss, costs (including attorney’s fees), damages, claims and liability arising from or relating to the negligence or willful misconduct of West Lake or its officers, agents, contractors, representatives or employees in connection with the operation, maintenance or replacement or repair of the System. This Section shall survive termination of this Agreement.

10.       Compliance with Law. West Lake shall comply with all federal, state and municipal laws, statutes, ordinances, orders, rules and/or regulations in connection with this Agreement. West Lake shall defend, hold harmless and indemnify Mount Snow from any and all liabilities or costs arising out of West Lake’s failure to comply with any such non-compliance. This Section shall survive termination of this Agreement.

11.       Maintenance, Improvements and Reconstruction. West Lake shall maintain the System in good order and repair, as necessary to comply with all applicable local, state and federal regulations, in conformance with reasonable engineering standards, and as otherwise required under the Lease. In addition, West Lake shall obtain any necessary permits for, and complete any and all capital improvements, or capital reconstruction, reasonably necessary for operation, preservation and maintenance of the System and shall be responsible for paying all of the costs of repair of any damage caused by, or performance of any capital repairs required as a result complying with its obligations under this Agreement.

12.       Default by West Lake. The occurrence of any of the following events shall constitute a default and breach of this Agreement if not cured or corrected in accordance herewith (herein referred to as a Default”). In the event of a Default, Mount Snow may terminate this Agreement by written notice to West Lake.

a.              Failure by West Lake to observe and perform any provision of this Agreement to be observed or performed by West Lake, where such failure continues for thirty (30) days after receipt of written notice thereof by Mount Snow to West Lake, except that said thirty (30) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and so long as West Lake commences to cure such default within such initial period of thirty (30) days and thereafter diligently and continuously proceeds to cure the default; or

b.              The making by West Lake of a general assignment for the benefit of creditors (exclusive of assignments in connection with financings as reasonably approved by Mount Snow), the filing by or against West Lake of a petition to have West Lake deemed bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against West Lake, the same is dismissed within ninety (90) days), the appointment of a trustee or receiver to take possession that is not restored to West Lake within ninety (90) days, or the attainment, execution or other judicial seizure that is not discharged within ninety (90) days; or

c.               Failure by West Lake to remedy a violation of a condition of any regulatory permit or applicable law related to its use of the Premises within thirty (30) days after receipt of notice from any applicable authority or by Mount Snow of such violation with request to cure same, provided that it shall not be deemed a default hereunder if, at the time of such notice or within thirty (30) days thereafter, West Lake in good faith contests the validity of the violation in a proceeding initiated with the agency or other body with jurisdiction over such permit; or

d.              Failure by West Lake to satisfy, in full, any indemnity obligation hereunder; or

e.               An Event of Default under the Lease, as defined therein, shall constitute a Default under this Agreement, and Mount Snow shall have the right to pursue any and all rights and remedies provided under the Lease in addition to any rights and remedies under this Agreement, in its sole discretion; or

f.                In addition to the remedies provided under this Agreement, in the event of a Default by West Lake, Mount Snow shall have the right, but not the obligation, to (i) cure said Default, at West Lake’s sole cost and expense, and (ii) Mount Snow shall have the right, but not the obligation, to apply any payments due under Section 4 of this Agreement to offset rental payments due under the Ground Lease by West Lake.

13.       Default by Mount Snow. The parties covenant and agree that West Lake shall have a claim to terminate this Agreement or to pursue a claim against Mount Snow, its agents, officers or employees for monetary damages arising out of any breach by Mount Snow of a material term of this Agreement and said breach continues for thirty (30) days after receipt of written notice thereof by Mount Snow to West Lake, except that said thirty (30) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and so long as Mount Snow commences to cure such default within such initial period of thirty (30) days and thereafter diligently and continuously proceeds to cure the default.

14.       Transfer. The parties covenant and agree that in the event of any transfer of Ground Lessor’s interest in the Premises by foreclosure, deed in lieu of foreclosure, sale or other action, in no event shall the total amount required to be paid by Mount Snow annually for water payments as provided under Section 4 of this Agreement exceed the lesser of the following: (i) $1,050,000.00, or (ii) three and one-half percent (3.5%) multiplied by the principal balance then outstanding under that certain promissory note in the principal amount of $30,000,000.00 dated                      , made payable by West Lake to Carinthia Group 1, L.P.

15.       Notices. Notices and demands required, or permitted, to be sent to those listed hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other reputable overnight courier service and shall be deemed to have been given on the date the same is postmarked if sent by certified mail or the day deposited with Federal Express or such other reputable overnight courier service, but shall not be deemed received until one (1) business day following deposit with Federal Express or other reputable overnight courier service or five (5) business days following deposit in the United States Mail, if sent by certified mail to address shown below, or at such other address requested in writing by either party upon thirty (30) days notice to the other party:

If to West Lake:

Richard Deutsch

West Lake Water Project LLC

89 Grand Summit Way

PO Box 2805

West Dover, Vermont 05356

If to Mount Snow:

General Manager

Mount Snow, Ltd.

39 Mount Snow Road

PO Box 2810

West Dover, VT 05356

The parties may in writing designate new addresses for purposes of notice hereunder.

16.       Binding Effect. All covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement shall run with the land.

17.       No Waiver. The failure of either West Lake or Mount Snow to insist upon strict performance by the other of any of the covenants, conditions, and terms of this Agreement or to pursue any right hereunder shall not be deemed a waiver of any subsequent breach or default in any of the covenants, conditions and agreements of this Agreement.

18.       Applicable Law and Choice of Forum. This Agreement shall be governed by the laws of the State of Vermont. Any litigation arising hereunder shall be prosecuted in a court of competent jurisdiction within the State of Vermont or the United States District Court of the District of Vermont.

19.       Entire Agreement. This Agreement contains all of the understandings of the parties hereto with respect to matters covered or mentioned in this Agreement and no prior agreement, letters, representations, warranties, promises, or understandings pertaining to any such matters shall be effective for any such purpose. This Agreement may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.

20.       Survival. In the event that the Agreement is terminated before the Term has expired, the rights of defense, indemnity, to be held harmless and to restoration shall survive, as shall any claim that arose under the Agreement before the date of termination.

21.       Arbitration. In connection with any right of arbitration specifically provided in this Agreement, and unless otherwise agreed by the parties in writing, the arbitration shall take place in West Dover, Vermont, and shall be conducted according to the applicable rules of the American Arbitration Association. If the parties cannot agree on an arbitrator, each party shall select one arbitrator and the two arbitrators so chosen shall choose the third person. Unless otherwise specified herein, the parties shall jointly bear all costs of arbitration. All arbitration shall be binding.

22.       Taxes. West Lake shall pay any and all real and personal property taxes levied against the fees paid by Mount Snow for services provided by West Lake.

23.       Authority of Parties. West Lake and Mount Snow hereby represent, warrant and affirm that they have full authority to execute this Agreement. They further represent, warrant and affirm to each other that the Agreement is a binding and enforceable obligation.

24.       Assignment. West Lake shall not assign its right, title and interest hereunder to any third party except with the prior written consent of Mount Snow, which may be refused for any reason. Notwithstanding the foregoing, West Lake may assign and transfer any or all of its right, title and interest hereunder provided that the assignee agrees in writing to assume all of West Lake’s obligations hereunder, to any entity wholly owned and controlled by West Lake; or to the purchaser of all or substantially all of the assets of West Lake, or to an entity that merges or consolidates with or into West Lake or into which West Lake is merged or consolidated.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement under seal, as of this              day of                            ,                .

MOUNT SNOW LTD.

By:
Witness:	Name:
Title:
Hereunto Duly Authorized

STATE OF VERMONT
COUNTY OF

At West Dover, Vermont, this         day of                     ,                                               , duly authorized officer of Mount Snow Ltd., personally appeared and s/he acknowledged this instrument by his/her sealed and subscribed, to be his/her free act and deed and the free act and deed of Mount Snow Ltd..

Before me,
Notary Public:
My Commission Expires:

[Signatures continue on following page]

WEST LAKE WATER PROJECT, LLC

By:
Witness	Name:
Title:
Hereunto Duly Authorized

STATE OF VERMONT
COUNTY OF

At West Dover, Vermont, this        day of                                    ,                                                      , duly authorized officer of West Lake Water Project LLC, personally appeared and s/he acknowledged this instrument by s/he sealed and subscribed, to be s/he free act and deed and the free act and deed of West Lake Water Project LLC.

Before me,
Notary Public:
My Commission Expires:

Schedule A

EXHIBIT G

Form of Subordination, Non-Disturbance and Attornment Agreement
Carinthia & West Lake

F & G-1

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Non-disturbance and Attornment Agreement (this “Agreement”) dated                                   among EPT MOUNT SNOW, INC., a                         , having an address of                               (“Lender”), CARINTHIA SKI LODGE LLC, a Vermont limited liability company having an address of 89 Grand Summit Way, West Dover, Vermont (“Carinthia” and WEST LAKE WATER PROJECT LLC, a Vermont limited liability company with an address of 89 Grand Summit Way, West Dover, Vermont (“West Lake” and together with Carinthia, collectively, the “Tenants”) and MOUNT SNOW LTD., a Vermont corporation having an address of 39 Mountain Road, West Dover, Vermont (“Landlord”).

WHEREAS:

A.                                    Landlord is fee owner of (i) certain real property and the buildings and other improvements thereon comprising that ski and snowboarding resort commonly known as “Mount Snow” located in the Town of Wilmington, County of Windham, State of Vermont, as further described on Exhibit A attached hereto (“Resort Property”), and (ii) certain real property and buildings and other improvements thereon located in the Town of Wilmington, County of Windham, State of Vermont, as more particularly described on Exhibit B attached hereto (“West Lake Property”) (the Resort Property and the West Lake Property are referred to collectively herein as the “Property”).

B.                                    Lender has made loans to Landlord and to Peak Resorts, Inc., a Missouri corporation, in the original total principal amount of $82,800,000.00 (the “Loan”), evidenced by a promissory notes by Landlord to Lender dated as of April 4, 2007 (as amended and modified from time to time, collectively, the “Note”) and secured by a first priority mortgage on the Property dated April 4, 2007 (the “Original Mortgage”) and recorded April 4, 2007, at Book 269, Page 631 of the Dover Land Records, and recorded April 4, 2007 at Book 250, Page 321 of the Wilmington Land Records, as amended to include the West Lake Property by Modification to such mortgage dated                             , and recorded on                         , at Book                 , Page                of the Dover Land Records (the Original Mortgage, as further as amended and modified from time to time, the “Mortgage”).

C.                                    Landlord’s interest in the Leases (as defined below) will be assigned to Lender as additional security for the Loan. The Note, the Mortgage, and all other documents and instruments evidencing or securing the Loan and any amendments, extensions, supplements, consolidations, replacements, renewals and advances or re-advances are in this Agreement collectively called the “Loan Documents.”

D.                                    Landlord entered into (i) a certain lease of even date hereof (the “Carinthia Lease”) with Carinthia Ski Lodge LLC concerning a portion of the Resort

Property (the “Carinthia Ski Lodge”) as more particularly described on Exhibit C attached hereto and by this reference made a part hereof (the “Carinthia Leased Property”) therein and (ii) a certain lease of even date hereof with West Lake Water Project LLC for the West Lake Property, as more particularly described therein (the “West Lake Lease”). The Carinthia Lease and the West Lake Lease, and any modifications or amendments entered into after the date hereof and approved and consented to by Lender in accordance with this Agreement are referred to collectively herein as the “Leases.” The leased premises, each being described in the Carinthia Lease and the West Lake Lease, may be referred to collectively herein as the “Premises.”

E.                                     Tenant desires that Tenant’s possession of the Premises under the Lease should not be disturbed if Lender exercises Lender’s rights under the Loan Documents. Lender agrees not to disturb Tenant’s possession subject to and upon the provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and to induce Lender to make the Loan, Lender, Landlord and Tenant agree as follows:

1.                                      Subordination.

(a)                                 Except as otherwise expressly provided in this Agreement, the Carinthia Lodge Lease and Carinthia’s leasehold interest under the Carinthia Lodge Lease is now and will at all times continue to be in each and every respect subject and subordinate to the Loan Documents and to the lien created by the Loan Documents, including, without limitation the lien of the Mortgage, and to any and all increases, renewals, amendments, modifications, supplements, extensions, consolidations and replacements of the Mortgage or any of the other Loan Documents, including without limitation, amendments which increase the amount of the indebtedness secured by the Loan Documents.

(b)                                 Except as otherwise expressly provided in this Agreement, the West Lake Lease and West Lake’s leasehold interest under the West Lake Lease is now and will at all times continue to be in each and every respect subject and subordinate to the Loan Documents and to the lien created by the Loan Documents, including, without limitation the lien of the Mortgage, and to any and all increases, renewals, amendments, modifications, supplements, extensions, consolidations and replacements of the Mortgage or any of the other Loan Documents, including without limitation, amendments which increase the amount of the indebtedness secured by the Loan Documents.

2.                                      Non-disturbance (West Lake Lease).

So long as the West Lake Lease is in full force and effect and there are no West Lake defaults under this Agreement or any defaults under the West Lake Lease that continue beyond the expiration of any applicable notice and cure periods set forth in the

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Lease that would permit Landlord to terminate the West Lake Lease, and subject to subsection (d) below, Lender, covenants and agrees that:

(a)                                 West Lake shall not be named or joined in any foreclosure, sale or other proceeding to enforce the Loan Documents unless the joinder is required by law to perfect such a foreclosure, sale or other proceeding.

(b)                                 The enforcement of the Loan Documents shall not terminate the West Lake Lease or disturb West Lake in the possession and use of the West Lake Property.

(c)                                  The leasehold estate granted by the West lake Lease, and West Lake’s right to quiet enjoyment, possession and any other rights under the West Lake Lease, shall not be terminated or affected in any manner by any of the following, nor shall the rights of West Lake or its occupancy of the West Lake Property be affected by any of the following:

(i)                                     any transfer of Landlord’s interest in the Property by foreclosure, deed in lieu of foreclosure, sale or other action or proceeding for the enforcement of the Loan Documents or deed in lieu thereof (a “Transfer”);

(ii)                                  any other proceeding instituted or action taken in connection with the Loan Documents; or

(iii)                               Lender’s taking possession of the West Lake Property in accordance with the Loan Documents.

(d)                                 Notwithstanding anything in this Section 2 to the contrary, if any Transfer occurs resulting in Lender or other purchaser or transferee (the “Successor”) becoming the owner of the Property and the landlord under the West Lake Lease, then Section 5 of the West Lake Lease shall be deemed automatically amended by inserting the following at the end of such section:

“Notwithstanding the above:

Ground Lessor shall have the right to terminate this Lease and the Water Supply Agreement between Landlord and Ground Lessee dated                     , upon thirty (30) days written notice to Lessee upon the occurrence of the following:

(i) upon payment in full or satisfaction and release of that certain promissory note in the principal amount of $                            dated                      , (the “EB5 Note”) made payable by Ground Lessee to Carinthia Group 1, L.P. (the “EB5 Lender”), as further evidenced by that certain Loan and Security Agreement (the “EB5 Loan Agreement”)

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between Carinthia Group 1, L.P., as lender and Ground Lessee, as borrower (the EB5 Note, the EB5 Loan Agreement and other documents evidencing, securing or otherwise relating to the EB5 Note, collectively, the “EB5 Loan Documents”); or

(ii) in the event that the EB5 Lender has exercised its rights and remedies under the EB5 Loan Documents and the EB5 Loan Documents are no longer in effect; or

(iii) in the event that Ground Lessee is in material default under the EB5 Loan Documents (e.g. failure to make payment of the EB5 Note in accordance with its terms), and the EB5 Lender fails to exercise its rights and remedies under the EB5 Loan Documents within a commercially reasonable time,

Within thirty (30) days after delivery of the above termination notice, this Lease shall terminate and be of no further force or effect except as to any indemnification obligations and other similar obligations of the Ground Lessee hereunder which shall survive such termination.”

3.                                      Non-Disturbance (Carinthia Lease).

So long as the Carinthia Lease is in full force and effect and there are no Carinthia defaults under this Agreement or any Carinthia defaults under the Carinthia Lease that continue beyond the expiration of any applicable notice and cure periods set forth in the Carinthia Lease that would permit Landlord to terminate the Carinthia Lease, Lender covenants that:

(a)                                 Carinthia shall not be named or joined in any foreclosure, sale or other proceeding to enforce the Loan Documents unless the joinder is required by law to perfect such a foreclosure, sale or other proceeding.

(b)                                 The enforcement of the Loan Documents shall not terminate the Lease or disturb Carinthia in the possession and use of the Premises.

(c)                                  The leasehold estate granted by the Carinthia Lease, and Carinthia’s right to quiet enjoyment, possession and any other rights under the Carinthia Lease, shall not be affected in any manner by any of the following:

(i)                                     any Transfer of Landlord’s interest in the Property by foreclosure, sale or other action or proceeding for the enforcement of the Loan Documents or deed in lieu thereof;

(ii)                                  any other proceeding instituted or action taken in connection with the Loan Documents; or

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(iii)                               Lender’s taking possession of the Property or the Carinthia Leased Premises in accordance with the Loan Documents.

4.                                      Attornment: West Lake Lease.

(a)                                 If any Transfer occurs, West Lake hereby attorns and agrees to attorn to any Successor, as the landlord under the West Lake Lease. Subject to Section 4(b) hereof, West Lake shall be bound to Successor under all of the executory terms, covenants, and conditions of the West Lake Lease for the balance of the West Lake Lease term with the same force and effect as if Successor had been the original landlord under the West Lake Lease. This attornment shall be effective and self-operative without the execution of any further instruments evidencing Successor’s succession to the interest of Landlord under the West Lake Lease. Thereafter, Tenant will make all payments directly to Successor.

(b)                                 Notwithstanding the foregoing, Successor shall not be:

(i)                                     liable for any act, omission or default of any prior Landlord (including the then-defaulting Landlord), unless such act, omission or default accrues during, or is otherwise applicable, to the period after Successor obtains title to the Property;

(ii)                                  liable for any damage or other relief attributable to any breach of any representation or warranty contained in the West Lake Lease by Landlord or any prior landlord under the Lease;

(iii)                               subject to any offsets or defenses which West Lake might have against Landlord or any prior landlord;

(iv)                              bound by any prepayment of rent or additional rent which West Lake might have paid for more than the current month to Landlord or any prior landlord;

(v)                                 bound by any amendment of the West Lake Lease or by any waiver or forbearance on the part of Landlord or any prior landlord made or given without Lender’s written consent;

(vi)                              bound to make any payment to West Lake or perform any work required to be made or performed by Landlord or relating to periods prior to the date on which the interests of Landlord under the West Lake Lease are transferred to Successor, and Successor shall not be obligated to pay for any work allowance or contribution required to be made by Landlord pursuant to the terms of the West Lake Lease, and except for: (A) the return of any security deposit in accordance

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with the West Lake Lease, provided the same is actually received by Successor; and (B) the credit or refund to West Lake of any prepayment of rent or other charges paid by West Lake, provided that, such prepayment is made pursuant to the terms of the West Lake Lease and such prepayment is actually received by Successor; or

(vii)                           bound by any responsibility to make the repairs in or to the Property in the case of damage or destruction of the Property, or any part thereof, due to fire or other casualty occurring prior to the date that Successor obtains title to the Property, or by reason of condemnation occurring prior to the date that Successor obtains title to the Property.

5.                                      Attornment: Carinthia Lease.

(a)                                 If any Transfer occurs, Carinthia hereby attorns and agrees to attorn to any Successor, as the landlord under the Carinthia Lease. Subject to Section 4(b) hereof, Carinthia shall be bound to Successor under all of the executory terms, covenants, and conditions of the Carinthia Lease for the balance of the Carinthia Lease term with the same force and effect as if Successor had been the original landlord under the Carinthia Lease. This attornment shall be effective and self-operative without the execution of any further instruments evidencing Successor’s succession to the interest of Landlord under the Carinthia Lease. Thereafter, Tenant will make all payments directly to Successor.

(b)                                 Notwithstanding the foregoing, Successor shall not be:

(i)                                     liable for any act, omission or default of any prior Landlord (including the then-defaulting Landlord), unless such act, omission or default accrues during, or is otherwise applicable, to the period after Successor obtains title to the Property;

(ii)                                  liable for any damage or other relief attributable to any breach of any representation or warranty contained in the Carinthia Lease by Landlord or any prior landlord under the Lease;

(iii)                               subject to any offsets or defenses which Carinthia might have against Landlord or any prior landlord;

(iv)                              bound by any prepayment of rent or additional rent which Carinthia might have paid for more than the current month to Landlord or any prior landlord;

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(v)                                 bound by any amendment of the Carinthia Lease or by any waiver or forbearance on the part of Landlord or any prior landlord made or given without Lender’s written consent;

(vi)                              bound to make any payment to Carinthia or perform any work required to be made or performed by Landlord or relating to periods prior to the date on which the interests of Landlord under the Carinthia Lease are transferred to Successor, and Successor shall not be obligated to pay for any work allowance or contribution required to be made by Landlord pursuant to the terms of the Carinthia Lease, and except for: (A) the return of any security deposit in accordance with the Carinthia Lease, provided the same is actually received by Successor; and (B) the credit or refund to Carinthia of any prepayment of rent or other charges paid by Carinthia, provided that, such prepayment is made pursuant to the terms of the Carinthia Lease and such prepayment is actually received by Successor; or

(vii)                           bound by any responsibility to make the repairs in or to the Property in the case of damage or destruction of the Property, or any part thereof, due to fire or other casualty occurring prior to the date that Successor obtains title to the Property, or by reason of condemnation occurring prior to the date that Successor obtains title to the Property.

6.                                      Default by Landlord.

(a)                                 If Landlord defaults under the Loan Documents (beyond applicable notice and cure periods), Landlord directs West Lake and/or Carinthia to, and West Lake and Carinthia respectively agree to, upon prior written notice to West Lake and Carinthia, recognize the assignment of rents which Landlord made to Lender in the Loan Documents, and pay to Lender as assignee all rents due under the West Lake Lease and the Carinthia Lease respectively, starting on the date of West Lake’s and Carinthia’s receipt of written notice from Lender that Landlord is in default under the Loan Documents. Such payments of rent to Lender by each of West Lake and Carinthia (sometimes collectively referred to herein as “Tenants”) by reason of that assignment and of Landlord’s default shall continue until one of the following occurs:

(i)                                     no further rent is due or payable under the West Lake Lease or the Carinthia Lease;

(ii)                                  Lender gives Tenants notice that Landlord’s default under the Loan Documents has been cured and instructs Tenants that the rents shall thereafter be payable to Landlord; or

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(iii)                               a Transfer occurs and Successor gives Tenants notice of the Transfer and subject to Sections 4 and 5 hereof, upon such a notice Successor shall succeed to Landlord’s interest as the landlord under the West Lake Lease and Carinthia Lease, respectively, after which the rents and Landlord’s other benefits under the West Lake Lease and Carinthia Lease shall become payable to Successor.

(b)                                 If Landlord defaults under the Loan Documents, Lender shall deliver to each Tenant a copy of any notice of that default which Lender is required to give to Landlord under the Loan Documents simultaneously with the delivery to Landlord. All notices from Lender to Tenants shall be delivered in accordance with Section 12 hereof. Landlord and Tenants’ respective cure periods shall run concurrently and each Tenant shall have the same period of time as Landlord has under the Loan Documents to cure the default. Notwithstanding the foregoing, however, the parties acknowledge that Tenants shall have no obligation to cure any such default. In the event Tenants, or either of them, do cure Landlord’s default under the Loan Documents in accordance with the terms hereof, Lender shall accept Tenant’s cure.

(c)                                  If any Transfer occurs resulting in a Successor as Landlord under the Carinthia Lease, Landlord and Carinthia Ski Lodge LLC agree that (i) pursuant to Section 10 of the Carinthia Lease, the Rent thereof shall be adjusted to an amount equal to the annual Fair Market Rental Value of the Premises, and (ii) Section 10 of the Carinthia Lease shall be deemed automatically amended to include the following language:

“B.                              Notwithstanding anything to the contrary herein, Ground Lessee agrees that upon thirty (30) days’ prior written notice by Ground Lessor to Ground Lessee (“Rent Notice”) the Rent shall be adjusted to an amount equal to the Fair Market Rental Value (as hereinafter defined) of the Premises. In the event the Rent is adjusted pursuant to this Section 10.B, Rent and any additional rent owed hereunder shall be payable by Ground Lessee to Ground Lessor in equal monthly installments, in advance and without demand on the first day of each month for and in respect of such month.

“Fair Market Rental Value” shall mean the fair market rental value of the Premises as of the date of the Rent Notice, and shall reflect current fair market rent for buildings of comparable size, quality, age and location in the market area and the value of all concessions then being offered in the market for comparable space. If Ground Lessee disputes Ground Lessor’s determination of Fair Market Rental Value, then Ground Lessee shall give notice (a “Dispute Notice”) to Ground Lessor of such dispute within twenty (20) business days after delivery of the Rent Notice, and such dispute shall be resolved as provided in paragraph “C” below.

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C.                                    If Ground Lessee does timely object to Ground Lessor’s determination of Fair Market Rental Value for the Rent and the parties cannot thereafter agree upon the Fair Market Rental Value for the Rent during the thirty (30) day period after Ground Lessor receives Ground Lessee’s Dispute Notice, then Fair Market Rental Value for the Rent shall be determined as follows:

Landlord and Tenant each shall give notice to the other setting forth the name and address of an independent real estate appraiser or consultant having at least ten (10) years experience in the business of appraising or determining the value of like properties in the market area. If either party shall fail to give notice of such designation within such ten (10) business day period, then the appraiser chosen shall make the determination alone. If two appraisers have been designated, such two appraisers may consult with each other and shall, not later than the 30th day after Ground Lessor receives Ground Lessee’s Dispute Notice, choose either Ground Lessor’s or Ground Lessee’s determination of the Fair Market Rental Value by simultaneously giving written notice thereof to each of Ground Lessor and Ground Lessee, in which case the determination so chosen shall be final and binding upon Ground Lessor and Ground Lessee. If such two appraisers shall fail to concur within such thirty (30) day period, then such two appraisers shall, within the next ten (10) days, designate a third appraiser meeting the above requirements. The third appraiser shall within thirty (30) days after its designation, choose either Ground Lessor’s or Ground Lessee’s determination (and no other) by simultaneously delivering to Ground Lessor and Ground Lessee signed and acknowledged original counterparts of his or her determination within seven (7) days thereof. The costs and expenses of each party’s appraiser shall be paid by such party. The costs and expenses of the third appraiser shall be shared equally by Ground Lessor and Ground Lessee.

Ground Lessee shall continue to pay the pre-existing Rent under the Lease until either (i) agreement of the parties as to the Fair Market Rental Value, or (ii) decision of the appraisers, as the case may be, at which time Ground Lessee shall promptly pay any underpayment of Rent to Ground Lessor, or Ground Lessor shall credit the overpayment of Rent against the next installment of rental or other charges due to Landlord.”

(d)                                 If any Transfer occurs resulting in a Successor as Landlord under the Carinthia Lease, Carinthia Ski Lodge LLC agrees that, upon receipt of written notice by Lender or other Successor, to pay all revenue received by Carinthia Ski Lodge LLC (or any sublessee or licensee of Carinthia Ski Lodge LLC) generated solely from the sale of

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ski tickets directly from the Carinthia Ski Lodge, ski rentals directly from the Carinthia Ski Lodge, and from the ski school located at the Carinthia Ski Lodge, directly to Lender or other Successor.

(e)                                  If any Transfer occurs resulting in a Successor as Landlord under the West Lake Lease, Landlord and West Lake agree that Section 4.b of the Water Use Agreement by and between Landlord and West Lake, of even date with the West Lake Lease, shall be deemed automatically amended as follows:

“b.                    Mount Snow shall pay to West Lake on a quarterly basis, in the amount of Five Thousand Dollars ($5,000.00) per one million gallons of snowmaking water supplied to it by West Lake for use at the Resort for snowmaking purposes; provided, however, that in no event shall the total amount required to be paid by Mount Snow annually exceed the lesser of the following: (i) $1,050,000.00, or (ii) three and one-half percent (3.5%) multiplied by the principal balance then outstanding under that certain promissory note in the principal amount of $30,000,000.00 dated                 , made payable by West Lake to Carinthia Group 1, L.P. Mount Snow shall commence payment for West Lake’s snowmaking water upon receipt of the first delivery of water by West Lake to Mount Snow.”

7.                                      Limitation on Lender’s Performance.

Nothing in this Agreement shall be deemed or construed to be an agreement by Lender to perform any obligation of Landlord as the landlord under the Leases unless and until Lender obtains title to the Property as Successor or obtains possession of the Property under the terms of the Loan Documents.

8.                                      Notices Under the Lease.

Pursuant to the terms hereof, each Tenant shall give Lender, concurrently with giving any notice to Landlord, a copy of any such notice given to Landlord by Tenant under the Lease to which it is a party (sometimes referred to herein as the “applicable Lease”), in the manner set forth below. No such notice given to Landlord by either Tenant which is not concurrently given to Lender shall be valid or effective for any purpose.

9.                                      Lender’s Right to Cure.

(a)                                 Neither Tenant shall exercise any right granted to such Tenant under the applicable Lease, or which they might otherwise have under applicable law, to terminate the applicable Lease because of a default of Landlord thereunder or the occurrence of any other event, without first giving Lender prior written notice of its intent to terminate, which notice shall include a statement of the default on which such intent to terminate is

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based. Thereafter, neither Tenant shall take any action to terminate the applicable Lease if:

(i)                                     within twenty (20) days following the end of the period in which Landlord is entitled to cure the default Lender cures such default or event, if the same can be cured by the payment of money; or

(ii)                                  Lender diligently starts either: (A) to cure the default or event if the same cannot, with diligence, be cured within said twenty (20) days, and thereafter diligently pursues the cure; or (B) an action to obtain possession of the applicable leased premises (including possession by receive) and to cure such default or event in the case of a default or event which cannot be cured by Lender without Lender having obtained possession;

(b)                                 Nothing in this Agreement shall be construed as a promise or undertaking by Lender to cure any default on the part of Landlord under the Lease.

10.                               Right to Enter.

For the purpose of facilitating Lender’s rights under this Agreement, Lender shall have and is granted by Tenants and Landlord the right to enter upon the respective premises under the Leases upon reasonable notice to Tenant, for the purpose of causing any cure for which this Agreement provides.

11.                               Tenants’ Covenants.

(a)                                 Each Tenant agrees for the benefit of Lender that, so long as the lien of the Mortgage continues to encumber the Property, such Tenant shall not without Lender’s prior written consent:

(i)                                     pay any rent or additional rent to Landlord, or any other landlord under the applicable Lease by more than thirty (30) days in advance, except for prepayments of additional rent made on account of operating expenses and real estate taxes in accordance with the terms of such Lease;

(ii)                                  terminate or surrender the applicable Lease except as otherwise permitted under the Lease and this Agreement;

(iii)                               enter into any amendment or other agreement relating to the applicable Lease; or

(iv)                              expressly consent to the termination of the applicable Lease by Landlord thereunder, except as otherwise permitted under the applicable Lease and this Agreement.

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12.                               Notices.

All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given

(a)                                 when delivered by hand (with written confirmation of receipt);

(b)                                 when received by the addressee if sent by a nationally recognized overnight courier (receipt requested);

(c)                                  on the date sent by facsimile/e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or

(d)                                 on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section:

If to Lender:	EPT MOUNT SNOW, INC.
c/o EPR Properties
Attn: Asset Manager
909 Walnut, Suite 200
Kansas City, Missouri 64106
Telephone: (816) 472-1700
Facsimile: (816) 472-5794

With a copy to:	EPT Mount Snow, Inc.
c/o EPR Properties
Attn: General Counsel
909 Walnut, Suite 200
Kansas City, Missouri 64106
Telephone: (816) 472-1700
Facsimile: (816) 472-5794

If to Tenant:	Carinthia Ski Lodge LLC
89 Grand Summit Way
West Dover, Vermont 05356

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with a copy to:	Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Attention: Meryl Epstein, Esq.

If to Landlord:	Mount Snow Ltd.
39 Mountain Road
West Dover, Vermont 05356

with a copy to:	Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Attention: Meryl Epstein, Esq.

13.                               Attorneys’ Fees.

In the event that any party institutes any legal suit, action or proceeding, including arbitration, against the other party, arising out of this Agreement, the prevailing party in the suit, action or proceeding shall be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, action or proceeding, including reasonable attorneys’ fees, expenses and court costs.

14.                               Entire Agreement.

This Agreement integrates all of the terms and conditions of the parties’ agreement regarding the subordination of each of the Leases, the leasehold estate created by the Leases and all rights of each Tenant under the applicable Lease to the lien under the Loan Documents. This Agreement supersedes and cancels all oral negotiations and prior and other writings, other than the Leases, with respect to such subordination. If there is any conflict between the provisions of this Agreement and those of the Leases, the provisions of this Agreement shall prevail.

15.                               Amendments and Modifications.

This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. Upon full payment of the Loan, Lender shall execute and deliver to Tenants upon request a release of this instrument in recordable form, if this Agreement has been recorded. At the request of Lender, Tenants and Landlord hereby agree to execute such documents, lease amendments and other agreements from time to time as may be requested by Lender, or a Successor, to carry out and give effect to the terms of this Agreement.

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16.                               Waiver.

No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

17.                               Governing Law.

This Agreement shall be governed by the law of the State of Vermont, without regard to the choice of law rules of that State.

18.                               Severability.

If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

19.                               Successors and Assigns; Runs with the Land.

This Agreement shall run with the land, and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, including but not limited to any Successor.

20.                               Counterparts and Original Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by [facsimile/e-mail] shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Notwithstanding the foregoing, each party hereto shall deliver original counterpart signatures to the other parties by no later than five (5) days after the date hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

LENDER:

EPT MOUNT SNOW, INC.

By:
Name:
Title:
Hereunto duly authorized

TENANT:

CARINTHIA SKI LODGE LLC

By:
Name:
Title:
Hereunto duly authorized

WEST LAKE WATER PROJECT LLC

By:
Name:
Title:
Hereunto duly authorized

LANDLORD:

MOUNT SNOW LTD.

By:
Name:
Title:
Hereunto duly authorized

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[INCLUDE VERMONT ACKNOWLEDGMENT BLOCKS]

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EXHIBIT A

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EXHIBIT B

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